                               SENIOR SUBORDINATED
                             NOTE PURCHASE AGREEMENT


                           dated as of August 31, 1999


                                      among


                           TRANSTECHNOLOGY CORPORATION


                   THE LENDERS AND HOLDERS REFERRED TO HEREIN


                                       and



                                BANKBOSTON, N.A.
                             as Administrative Agent


                                  Arranged by:



                       BANCBOSTON ROBERTSON STEPHENS INC.

                                TABLE OF CONTENTS


1.     DEFINITIONS AND RULES OF INTERPRETATION.......................................................1
           1.1.     Definitions......................................................................1
           1.2.     Rules of Interpretation..........................................................17
2.     SALE, PURCHASE AND CONVERSION OF BRIDGE NOTES.................................................18
           2.1.     Bridge Loan Commitment...........................................................18
           2.2.     The Bridge Notes.................................................................18
           2.3.     Scheduled Maturity of Bridge Notes...............................................19
           2.4.     Term Loan Commitment.............................................................19
           2.5.     The Term Notes...................................................................19
           2.6.     Scheduled Maturity of Term Notes.................................................20
           2.7.     Use of Proceeds..................................................................20
3.     PURCHASE AND SALE OF WARRANTS.................................................................20
4.     OTHER TERMS OF THE NOTES......................................................................20
           4.1.     Payment of Interest on Bridge and Term Notes.....................................20
           4.2.     Optional Redemption..............................................................22
           4.3.     Mandatory Prepayments from Asset Sales...........................................24
           4.4.     Mandatory Prepayment from Permanent Financing....................................24
           4.5.     Mandatory Prepayments from New Debt or Equity ...................................24
           4.6.     Mandatory Prepayment upon Change of Control......................................25
           4.7.     Terms of Redemption Offers.......................................................25
5.     THE EXCHANGE NOTES............................................................................27
6.     CERTAIN GENERAL PROVISIONS....................................................................29
           6.1.     Fees.............................................................................29
           6.2.     Payment Provisions...............................................................29
                    6.2.1.   Currency of Account.....................................................29
                    6.2.2.   Application of Interest Payments........................................29
                    6.2.3.   Judgment Currency.......................................................29
                    6.2.4.   Time of Payment.........................................................29
                    6.2.5.   Payments by Administrative Agent........................................29
                    6.2.6.   No Offset, etc..........................................................30
           6.3.     Computations.....................................................................30
           6.4.     Illegality; Inability to Determine LIBOR Rate....................................30
           6.5.     Additional Costs, etc............................................................31
           6.6.     Capital Adequacy.................................................................32
           6.7.     Certificate......................................................................33
           6.8.     Indemnity........................................................................33
           6.9.     Interest After Default...........................................................33
                    6.9.1.   Overdue Amounts.........................................................33
                    6.9.2.   Amounts Not Overdue.....................................................33
7.     GUARANTY......................................................................................33
           7.1.     Subsidiary Guaranty..............................................................33
           7.2.     Subordination....................................................................33
8.     REPRESENTATIONS AND WARRANTIES................................................................34
           8.1.     Corporate Authority..............................................................34

                                      -ii-

                    8.1.1.   Incorporation; Good Standing............................................34
                    8.1.2.   Authorization...........................................................34
                    8.1.3.   Enforceability..........................................................34
           8.2.     Governmental Approvals...........................................................35
           8.3.     Title to Properties; Leases......................................................35
           8.4.     Financial Statements and Projections.............................................35
                    8.4.1.   Financial Statements....................................................35
                    8.4.2.   Projections.............................................................35
           8.5.     No Material Changes, etc.........................................................35
           8.6.     Franchises, Patents, Copyrights, etc.............................................36
           8.7.     Litigation.......................................................................36
           8.8.     No Materially Adverse Contracts, etc.............................................36
           8.9.     Compliance with Other Instruments, Laws, etc.....................................37
           8.10.    Tax Status.......................................................................37
           8.11.    No Event of Default..............................................................37
           8.12.    Holding Company and Investment Company Acts......................................37
           8.13.    Absence of Financing Statements, etc.............................................37
           8.14.    Disclosure.......................................................................37
           8.15.    Certain Transactions.............................................................38
           8.16.    Employee Benefit Plans...........................................................38
                    8.16.1.  In General..............................................................38
                    8.16.2.  Terminability of Welfare Plans..........................................38
                    8.16.3.  Guaranteed Pension Plans................................................38
                    8.16.4.  Multiemployer Plans.....................................................39
                    8.16.5.  Compliance with Employment Benefit Laws.................................39
           8.17.    Use of Proceeds..................................................................39
           8.18.    Environmental Compliance.........................................................40
           8.19.    Subsidiaries, etc................................................................41
           8.20.    Bank Accounts....................................................................41
           8.21.    Year 2000 Compliance.............................................................41
9.     AFFIRMATIVE COVENANTS OF THE COMPANY..........................................................41
           9.1.     Punctual Payment.................................................................41
           9.2.     Maintenance of Offices...........................................................41
           9.3.     Records and Accounts.............................................................41
           9.4.     Financial Statements, Certificates and Information...............................42
           9.5.     Notices..........................................................................43
                    9.5.1.   Defaults................................................................43
                    9.5.2.   Environmental Events....................................................43
                    9.5.3.   Notice of Litigation and Judgments......................................43
           9.6.     Corporate Existence; Maintenance of Properties...................................44
           9.7.     Insurance........................................................................44
           9.8.     Taxes............................................................................44
           9.9.     Inspection of Properties and Books, etc..........................................45
                    9.9.1.   General.................................................................45
                    9.9.2.   Environmental Assessments...............................................45
                    9.9.3.   Communications with Accountants.........................................46
           9.10.    Compliance with Laws, Contracts, Licenses, and Permits...........................46
           9.11.    Employee Benefit Plans...........................................................46

                                      -iii-

           9.12.    Use of Proceeds..................................................................47
           9.13.    Additional Guarantors............................................................47
           9.14.    Permanent Financing..............................................................47
           9.15.    Further Assurances...............................................................47
10.    CERTAIN NEGATIVE COVENANTS OF THE COMPANY.....................................................48
           10.1.    Restrictions on Indebtedness and Preferred Stock.................................48
           10.2.    Restrictions on Liens............................................................49
           10.3.    Restrictions on Investments......................................................50
           10.4.    Restricted Payments..............................................................50
           10.5.    Merger, Consolidation and Disposition of Assets..................................53
                    10.5.1.  Mergers and Acquisitions................................................53
                    10.5.2.  Disposition of Assets...................................................53
           10.6.    Sale and Leaseback...............................................................54
           10.7.    Compliance with Environmental Laws...............................................54
           10.8.    Employee Benefit Plans...........................................................54
           10.9.    Maintenance of Business..........................................................55
11.    SUBORDINATION.................................................................................55
           11.1     Agreement to Subordinate.........................................................55
           11.2.    Liquidation; Dissolution; Bankruptcy.............................................55
           11.3.    Default on Designated Senior Debt................................................56
           11.4.    Acceleration.....................................................................56
           11.5.    When Distribution Must Be Paid Over..............................................56
           11.6.    Notice by Company................................................................57
           11.7.    Subrogation......................................................................57
           11.8.    Relative Rights..................................................................57
           11.9.    No Impairment by Company.........................................................58
           11.10.   Distribution or Notice to Representative.........................................58
           11.11.   Rights of Administrative Agent...................................................59
           11.12.   Authorization to Effect Subordination............................................59
           11.13.   Amendments.......................................................................59
12.    CLOSING CONDITIONS............................................................................59
           12.1.    Loan Documents...................................................................60
           12.2.    Certified Copies of Charter Documents............................................60
           12.3.    Corporate Action.................................................................60
           12.4.    Incumbency Certificate...........................................................60
           12.5.    Senior Loan Documents; Availability..............................................60
           12.6.    Tinnerman Acquisition............................................................60
           12.7.    Solvency Certificate.............................................................61
           12.8.    Opinions of Counsel..............................................................61
           12.9.    Payment of Fees..................................................................61
           12.10.   Disbursement Instructions........................................................61
13.    CONDITIONS TO CLOSING AND CONVERSION..........................................................61
           13.1.    Representations True; No Event of Default........................................61
           13.2.    No Legal Impediment..............................................................62
           13.3.    Governmental Regulation..........................................................62
           13.4.    Proceedings and Documents........................................................62
14.    EVENTS OF DEFAULT; ACCELERATION; ETC..........................................................62
           14.1.    Events of Default and Acceleration...............................................62

                                      -iv-

           14.2.    Remedies.........................................................................65
           14.3.    Distribution of Proceeds.........................................................65
15.    SETOFF........................................................................................66
16.    THE ADMINISTRATIVE AGENT......................................................................67
           16.1.    Authorization....................................................................67
           16.2.    Employees and Agents.............................................................68
           16.3.    No Liability.....................................................................68
           16.4.    No Representations...............................................................68
           16.5.    Payments.........................................................................68
                    16.5.1.  Payments to Administrative Agent........................................68
                    16.5.2.  Distribution by Administrative Agent....................................69
                    16.5.3.  Delinquent Lenders......................................................69
           16.6.    Holders of Notes.................................................................69
           16.7.    Indemnity........................................................................70
           16.8.    Administrative Agent as Lender and Holder........................................70
           16.9.    Resignation of Administrative Agent..............................................70
17.    EXPENSES......................................................................................70
18.    INDEMNIFICATION...............................................................................71
19.    SURVIVAL OF COVENANTS, ETC....................................................................72
20.    ASSIGNMENT AND PARTICIPATION..................................................................72
           20.1.    Conditions to Assignment.........................................................72
           20.2.    Certain Representations and Warranties; Limitations;
                      Covenants......................................................................73
           20.3.    Register.........................................................................74
           20.4.    New Notes........................................................................74
           20.5.    Participations...................................................................75
           20.6.    Disclosure.......................................................................75
           20.7.    Assignee or Participant Affiliated with the Company..............................75
           20.8.    Miscellaneous Assignment Provisions..............................................76
           20.9.    Assignment by the Company........................................................76
21.    NOTICES, ETC..................................................................................76
22.    GOVERNING LAW.................................................................................77
23.    HEADINGS......................................................................................77
24.    COUNTERPARTS .................................................................................78
25.    ENTIRE AGREEMENT, ETC.........................................................................78
26.    WAIVER OF JURY TRIAL..........................................................................78
27.    CONSENTS, AMENDMENTS, WAIVERS, ETC............................................................78
           27.1.    Voting Procedures................................................................78
           27.2.    Company's Consent Not Required for Certain Amendments............................79
           27.3.    Course of Dealing................................................................79
28.    SEVERABILITY..................................................................................79
29.    TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.................................................80
           29.1.    Sharing of Information with Section 20 Subsidiary................................80
           29.2.    Confidentiality..................................................................80
           29.3.    Prior Notification...............................................................81
           29.4.    Other............................................................................81

                         List of Schedules and Exhibits
                         ------------------------------

Exhibits
--------

Exhibit A - Form of Bridge Note
Exhibit B - Form of Term Note
Exhibit C - Form of Exchange Note
Exhibit D - Indenture
Exhibit E - Registration Rights Agreement
Exhibit F - Compliance Certificate
Exhibit G - Subsidiary Guaranty
Exhibit H - Assignment and Acceptance

Schedules
---------

Schedule 1                 The Lenders
Schedule 8.3               Title to Properties
Schedule 8.7               Litigation
Schedule 8.10              Tax Compliance
Schedule 8.16.5            Compliance with Employee Benefit Laws
Schedule 8.18              Environmental Compliance
Schedule 8.19              Subsidiaries
Schedule 8.20              Bank Accounts
Schedule 10.1              Existing Indebtedness
Schedule 10.2              Existing Liens
Schedule 10.3              Existing Investments

                   SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT
                   -------------------------------------------

         This SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT is made as of August 31, 1999, by and among TRANSTECHNOLOGY CORPORATION, a Delaware corporation having its principal place of business at 150 Allen Road, Liberty Corner, New Jersey 07938, USA (the "COMPANY" or "TRANSTECHNOLOGY"), BANKBOSTON, N.A., a United States national banking association ("BANKBOSTON") and the other lending institutions listed on SCHEDULE 1 (BankBoston and such other institutions, collectively, the "Lenders"), and BANKBOSTON, N.A., as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

         WHEREAS, pursuant to an Asset Purchase Agreement dated as of July 9, 1999, by and between the Company and Eaton Corporation (the "TINNERMAN ACQUISITION AGREEMENT"), the Company has agreed to acquire the assets of Eaton Corporation's Engineered Fasteners Division (referred to herein as "TINNERMAN"); and

         WHEREAS, the Company has requested that the Lenders extend a credit facility on the terms and conditions set forth herein in order to provide financing for the completion of the transactions contemplated by the Tinnerman Acquisition Agreement;

         NOW, THEREFORE, in consideration for the foregoing premises and the promises and covenants set forth herein, the parties hereto hereby agree as follows.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ----------------------------------------

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

         ACQUIRED DEBT. With respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         ACQUISITION CLOSING DATE. The date of completion of the Tinnerman Acquisition.

         AFFILIATE. With respect to any Person, any other Person that would be considered to be an affiliate of such Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Person were issuing securities.

         ADMINISTRATIVE AGENT'S HEAD OFFICE. The Administrative Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

         ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Bingham Dana LLP, or such other counsel as may be approved by the Administrative Agent.

         AGREEMENT. This Senior Subordinated Note Purchase Agreement, including the Schedules and Exhibits hereto.

         APPLICABLE MARGIN. For each period set forth in the chart below, the Applicable Margin shall be the applicable percentage set forth in the chart below opposite such period:


         ------------------------------------ ----------------------------------
                  PERIOD                                APPLICABLE MARGIN

         ------------------------------------ ----------------------------------
                  Closing Date -                       8.00%
                  November 30, 1999
         ------------------------------------ ----------------------------------
                  December 1, 1999 -                   8.50%
                  February 29, 2000
         ------------------------------------ ----------------------------------
                  March 1, 2000 -                      9.50%
                  May 31, 2000
         ------------------------------------ ----------------------------------
                  June 1, 2000                         10.00%
                  August 31, 2000
         ------------------------------------ ----------------------------------

PROVIDED that, in the event that at any time during any of the periods set forth in the table above, the Company shall have defaulted on any of its obligations under Section 9.14 with respect to the Permanent Financing, such period shall be deemed to have terminated and the Applicable Margin for the next succeeding period shall immediately become effective.

         ARRANGER. BancBoston Robertson Stephens Inc.

         ASSIGNMENT AND ACCEPTANCE. See Sections 20.1.1 and 20.1.2.

         BALANCE SHEET DATE. March 31, 1999.

         BANKBOSTON. See the preamble to this Agreement.

         BASE RATE. The higher of (i) the annual rate of interest announced from time to time by the Administrative Agent at its Head Office in Boston, Massachusetts, as its "base rate" for loans denominated in Dollars, and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE"shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

         COMPANY. See preamble.

         BRIDGE LOAN. See Section 2.1.

         BRIDGE LOAN COMMITMENT. See Section 2.1.

         BRIDGE NOTES. The promissory notes of the Company in the form of EXHIBIT A attached hereto issued to each of the Lenders pursuant to Section 2.1 hereof, together with any Secondary Bridge Notes issued pursuant to
Section 4.l(c) hereof, and any Bridge Notes issued upon transfer or exchange thereof.

         BUSINESS. The businesses engaged in by the Company and its Subsidiaries at the Closing Date, and businesses reasonably related or incidental thereto.

         BUSINESS DAY. Any day (other than a Saturday or Sunday) on which commercial banks are open for business in Boston, Massachusetts.

         CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

         CAPITAL EXPENDITURES. Amounts paid or indebtedness incurred by the Company or any of its Subsidiaries in connection with the purchase or lease by the Company or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

         CAPITALIZED LEASES. Leases (unless otherwise stated, under which the Company or any of its Subsidiaries is the lessee or obligor), the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         CERCLA. See Section 8.18.

         CHANGE OF CONTROL. The occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule l3d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 35% of the Voting Stock of the

Company (measured by voting power rather than number of shares), or (iii) during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company.

         CLOSING DATE. The first date on which the conditions set forth in
Section 12 and Section 13 have been satisfied and the Bridge Loan is to be made hereunder.

         CODE. The Internal Revenue Code of 1986.

         COMMITMENT. As to any Lender, such Lender's Bridge Loan Commitment or Term Loan Commitment, as the case may be, and collectively, the Bridge Loan Commitments and the Term Loan Commitments.

         COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Bridge Loan Commitments and Term Loan Commitments of all of the Lenders.

         COMMISSION. The Securities and Exchange Commission.

         CONSOLIDATED or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         CONSOLIDATED EBITDA. With respect to any Reference Period, Earnings Before Interest and Taxes for such Reference Period, before provision for any depreciation and amortization, as determined in accordance with generally accepted accounting principles.

         CONSOLIDATED NET INCOME (OR DEFICIT). The consolidated net income (or deficit) of the Company and its Restricted Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

         CONSOLIDATED TOTAL INTEREST EXPENSE. For any Reference Period, the aggregate amount of interest required to be paid or accrued by the Company and its Subsidiaries during such Reference Period on all Indebtedness of the Company and its Subsidiaries outstanding during all or any part of such Reference Period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of the Senior Debt or Capitalized Leases and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money.

         CONVERSION DATE. The Initial Maturity Date.

         CONVERSION MARGIN. With respect to the first Interest Period commencing on or after the Conversion Date, zero, and for each Interest Period thereafter, an increase of 0.50% over the Conversion Margin in effect in the preceding Interest Period.

         CONVERSION RATE. With respect to any Interest Period commencing on or after the Conversion Date, the rate per annum equal to the highest of the following as determined as of the commencement of such Interest Period:

                  (a)     the Final Bridge Loan Rate PLUS 0.50%;

                  (b)     the LIBOR Rate for such Interest Period PLUS 8.00%; or

                  (c)     the Treasury Rate PLUS 8.00%.

         DEFAULT. See Section 14.1.

         DESIGNATED SENIOR DEBT. Any Indebtedness outstanding under the Senior Credit Agreement, and any other Senior Debt permitted hereunder, the principal amount of which is $25,000,000 or more and that has been designated by the Company as "Designated Senior Debt" by written notice to the Administrative Agent and each of the Lenders; PROVIDED, HOWEVER, that so long as the Senior Credit Agreement remains in effect, the Majority Lenders (as defined therein) shall have consented, in writing, to such designation of additional Indebtedness as Designated Senior Debt.

         DISQUALIFIED STOCK. Any equity security that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof), requires the issuer thereof to pay current Distributions thereon in cash, or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or at any time prior to the date that is 91 days after the date on which the Term Notes mature; PROVIDED, HOWEVER, that any equity security that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such securities upon the occurrence of a Change of Control or a sale of all or substantially all of the assets of the TransTechnology Group shall not constitute Disqualified Stock if the terms of such securities provide that the Company may not repurchase any such securities pursuant to such provisions unless such repurchase complies with
Section 4 hereof.

         DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Company, other than dividends payable solely in shares of common stock of the Company; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Company, directly or indirectly through a Subsidiary of the Company or otherwise; the return of capital by the Company to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Company.

         DOLLARS or $. Dollars in lawful currency of the United States of America.

         DOMESTIC SUBSIDIARIES. Those Subsidiaries of the Company which are incorporated in or organized under the laws of any state, district or territory of the United States, Canada or the Commonwealth of Puerto Rico.

         EARNINGS BEFORE INTEREST AND TAXES. The consolidated earnings (or loss) from the operations of the Company and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom all non-recurring items of income (or loss) resulting from the discontinuation of operations.

         EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Company or any ERISA Affiliate, other than a Multiemployer Plan.

         ENVIRONMENTAL LAWS. See Section 8.18(a).

         EQUITY INTERESTS. Any shares of capital stock, partnership interests or membership interests in any Person, or any other equity interest that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, and all warrants, options or other rights to acquire any such shares or interests (but excluding any debt security that is convertible into, or exchangeable for, any such shares or interests).

         ERISA. The Employee Retirement Income Security Act of 1974.

         ERISA AFFILIATE. Any Person which is treated as a single employer with the Company under Section 414 of the Code.

         ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         ESCROW AGENT. State Street Bank and Trust Company, in its capacity as the Escrow Agent under the Exchange Escrow Agreement and the Warrant Escrow Agreement.

         EUROCURRENCY BUSINESS DAY. Any day (other than a Saturday or Sunday) on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

         EUROCURRENCY RESERVE RATE. For any day, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         EVENT OF DEFAULT. See Section 14.1.

         EXCHANGE ACT. The Securities Exchange Act of 1934.

         EXCHANGE DATE. See Section 5(a).

         EXCHANGE ESCROW AGREEMENT. The Escrow Agreement among the Company, the Administrative Agent and the Escrow Agent, pursuant to which the Indenture and the Exchange Notes shall be held in escrow.

         EXCHANGE NOTES. The promissory notes of the Company in the form of EXHIBIT C attached hereto issued in favor of each of the Lenders pursuant to
Section 5(a) hereof, together with any Secondary Exchange Notes issued in connection therewith, and any Exchange Notes issued upon transfer or exchange thereof pursuant to the Indenture.

         FEE LETTER. The letter agreement or agreements between BankBoston, the Arranger and the Company dated or to be dated on or prior to the Closing Date with respect to the amount of certain fees payable or to be paid by the Company under or in respect of this Agreement.

         FINAL BRIDGE LOAN RATE. The interest rate applicable to the Bridge Loan on the Conversion Date.

         FIXED CHARGE COVERAGE RATIO. As of any date of testing, the ratio of
(a) Consolidated EBITDA for the Reference Period most recently ended prior thereto from which internal financial statements are available, to (b) the aggregate amount of (i) Consolidated Total Interest Expense for such Reference Period, PLUS (ii) the aggregate amount of payments of principal of any Funded Indebtedness of the Company and its Subsidiaries actually made or required to be made during such Reference Period (including, for the avoidance of doubt, any such payments made or required to be made hereunder or with respect to the Term Loan under and as defined in the Senior Credit Agreement), but excluding any such amounts required to be repaid pursuant to Section 4 of the Senior Credit Agreement or Section 4 hereof.

         FIXED RATE. See Section 4.1(b).

         FIXED RATE NOTE. Any Note bearing interest at the Fixed Rate.

         FOREIGN SUBSIDIARIES. Those Subsidiaries of the Company other than the Domestic Subsidiaries.

         FUNDED INDEBTEDNESS. At any time of determination, the aggregate principal amount of all funded Indebtedness for borrowed money (including, for the avoidance of doubt, all Subordinated Debt of the Company and any of its Subsidiaries), PLUS all obligations, contingent and otherwise, to reimburse the issuer in respect of any letters of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments, PLUS Capitalized Leases, of the Company and its Subsidiaries.

         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (b) consistently applied with past financial statements of the Company adopting the same principles, PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Company or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         GUARANTOR. Each Subsidiary of the Company which is a party to the Subsidiary Guaranty.

         HAZARDOUS SUBSTANCES. See Section 8.18(b).

         HEDGING OBLIGATIONS. With respect to any Person, the obligations of such Person under interest rate swap agreements, interest rate cap agreements, interest rate cap obligations and any other agreements or arrangements designed or intended to protect such Person against fluctuations in interest rate or currency changes.

         HOLDER. Any Person in whose name a Note is registered on the Note Register at any given time.

         INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments; but EXCLUDING all liabilities in respect of Operating Leases.

         INDENTURE. An Indenture among the Company and the Trustee substantially in the form attached hereto as EXHIBIT D, with such changes therein (a) as the

Administrative Agent and TransTechnology shall approve, or (b) as may be required by applicable law or as may be reasonably deemed necessary by the Administrative Agent, or (c) at such time as any Exchange Notes issued thereunder are sold in an public offering, to reflect such public offering, as such Indenture may be amended and in effect from time to time.

         INELIGIBLE SECURITIES. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. Section 24, Seventh).

         INITIAL MATURITY DATE. The first anniversary of the Closing Date.

         INTEREST PAYMENT DATE. The date that is 3 months from the Closing Date and each date 3 months thereafter.

         INTEREST PERIOD. Prior to the Conversion Date, a period of one month commencing with the Closing Date, and after the Conversion Date, a period of three months commencing with the Conversion Date, subject in each case to the following:

                  (a) if any Interest Period would otherwise end on a day that is not a Eurocurrency Business Day, that Interest Period shall be extended to the next succeeding Eurocurrency Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurocurrency Business Day;

                  (b) any Interest Period shall end on the numerically corresponding day in the calendar month at the end of such Interest Period, PROVIDED that if any Interest Period begins on the last Eurocurrency Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurocurrency Business Day of a calendar month; and

                  (c) any Interest Period that would otherwise extend beyond the Conversion Date or the Term Loan Maturity Date, as the case may be, shall end on the Conversion Date or the Term Loan Maturity Date, as applicable.

         INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         LENDERS. The Lenders referred to on SCHEDULE 1 hereto, collectively, and each individually being referred to as a "Lender".

         LIBOR RATE. For any Interest Period, the rate of interest equal to (i) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Eurocurrency Business Day prior to the first day of such Interest Period, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Loan or portion thereof to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable. If for any reason the rate referred to in clause
(i) is unavailable, then there shall be substituted therefor the rate per annum (rounded upwards to the nearest 1/16 of one percent) for the Reference Bank at which the Reference Bank's London office is offered Dollar deposits two Eurocurrency Business Days prior to the beginning of the applicable Interest Period in the London interbank eurodollar market, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Loan or portion thereof to which such Interest Period applies.

         LIEN. With respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         LOAN DOCUMENTS. This Agreement, the Notes, the Subsidiary Guarantee, the Fee Letter, the Indenture, the Warrant Agreement, the Warrants, the Warrant Holders' Agreement, the Warrant Escrow Agreement, the Registration Rights Agreement, the Exchange Escrow Agreement, together with any other documents from time to time entered into and identified therein as a "Loan Document" hereunder.

         LOANS. The Bridge Loan and the Term Loan.

         MAJORITY HOLDERS. As of any time, so long as there is only one Holder, such Holder, and so long as there are at least two Holders, two or more Holders holding at least fifty-one percent (51%) of the outstanding principal amount of the Notes, and if no such amounts are then outstanding, two or more Holders who held at least fifty-one percent (51%) of the outstanding principal amount of the Notes immediately prior to no such amounts being outstanding.

         MAXIMUM RATE. See Section 4.1(d).

         MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Company or any ERISA Affiliate.

         NET CASH PROCEEDS. If from a sale of assets or of equity, the cash proceeds received from such sale, net of all costs of sale, underwriting or brokerage costs, and taxes paid or payable as a result thereof by the Company and its Subsidiaries, and if from the incurring of Indebtedness, the cash proceeds received from such incurring of Indebtedness, net of all costs thereof incurred and fees and all expenses payable in connection therewith, and taxes paid or payable as a result thereof, by the Company and its Subsidiaries.

         NON-RECOURSE DEBT. Indebtedness: (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise) or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         NOTES. The Bridge Notes, the Term Notes and the Exchange Notes.

         NOTIFIED VARIABLE RATE Holder. Any Holder who is designated by written notice given to it and to the Company in connection with, and no later than one
(1) Business Day prior to, the assignment to such Holder of any Term Notes or Exchange Notes by a Variable Rate Holder that such Holder is a Variable Rate Holder.

         OBLIGATIONS. All indebtedness, obligations and liabilities of any of the Company and its Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or any of the Notes or other instruments at any time evidencing any thereof.

         OPERATING LEASES. Leases (unless otherwise stated, under which the Company or any of its Subsidiaries is the lessee or obligor) of any property, whether real, personal or mixed, which are not Capitalized Leases.

         OUTSTANDING. With respect to any Loan or Note, the aggregate unpaid principal thereof as of any date of determination.

         PAYMENT BLOCKAGE NOTICE. See Section 11.3.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         PERMANENT FINANCING. The refinancing of the Notes through the Company's issuance of high-yield bonds or other securities, to the extent permitted hereunder and under the Senior Credit Agreement.

         PERMANENT FINANCING OFFERING DOCUMENTS. See Section 9.14(b).

         PERMITTED INVESTMENTS. See Section 10.3.

         PERMITTED JUNIOR SECURITIES. Equity Interests in the Company or any Guarantor or debt securities that are unsecured and subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to at least the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt pursuant hereto (without limiting the forgoing, such Permitted Junior Securities shall have no required principal payments or equity redemption requirements until at least 91 days after the final maturity of all Senior
Debt).

         PERMITTED LIENS. Liens permitted by Section 10.2 of the Senior Credit Agreement as in effect on the date hereof.

         PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         PROJECTIONS. See Section 8.4.3.

         REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Company or any of its Subsidiaries.

         RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         REFERENCE BANK. BankBoston.

         REFERENCE PERIOD. A period of four (4) consecutive fiscal quarters.

         REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement in substantially the form of EXHIBIT E attached hereto, by and among the Company, the Guarantors referred to therein, and the Administrative Agent for and on behalf of the Holders, as such agreement may be amended, modified and supplemented and in effect from time to time.

         RELATED FUND. With respect to any Lender that is an investment fund that invests in commercial loans, any other such fund that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         RESTRICTED INVESTMENTS. See Section 10.3.

         RESTRICTED PAYMENT. See Section 10.4.

         RESTRICTED SUBSIDIARY. With respect to any Person, each Subsidiary of such Person that is not an Unrestricted Subsidiary.

         SECONDARY BRIDGE NOTE. See Section 4.1(c).

         SECONDARY TERM NOTE. See Section 4.1(c).

         SECONDARY NOTES. Collectively, the Secondary Bridge Notes and the Secondary Term Notes, and each individually, a "SECONDARY NOTE".

         SECTION 20 SUBSIDIARY. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

         SENIOR CREDIT AGREEMENT. The Second Amended and Restated Credit Agreement, dated of even date herewith, by and between the Company, TransTechnology Seeger Orbis GmbH, TransTechnology (GB) Limited, BankBoston and the other Senior Lenders referred to therein, BHF-BANK Aktiengesellschaft, as DM Fronting Bank, BankBoston, acting through its London branch, as Sterling Fronting Bank, BankBoston as Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston as Administrative Agent, as amended, modified, restated, re-funded, replaced or refinanced from time to time.

         SENIOR DEBT. (a) All principal, premium, interest, fees, expenses and other obligations or liabilities of any kind together with available undrawn amounts under letters of credit issued or guaranteed under the Senior Credit Agreement (including, without limitation, post-petition interest whether or not allowed as a claim in any bankruptcy, reorganization, insolvency, receivership or similar proceeding) with respect to Indebtedness outstanding under the Senior Credit Agreement and all Hedging Obligations with respect thereto, (b) any other Indebtedness permitted to be incurred by the Company under the terms of this Agreement, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes, and (c) all obligations with respect to the foregoing. Senior Debt, as used herein, will not include (i) any liability for federal, state, local or other taxes owed or owing by the Company or any of its Subsidiaries, (ii) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, excluding any Indebtedness owed to any Affiliate that was incurred prior to such Person becoming an Affiliate in connection with the acquisition by the Company or any Subsidiary of a business or Person from such Affiliate, (iii) any trade payables, or (iv) any Indebtedness that is incurred in violation of this Agreement.

         SENIOR LENDERS. The "Lenders" under and as defined in the Senior Credit Agreement, together with any other holders from time to time of any Senior Debt.

         SENIOR LENDER REPRESENTATIVE. The "Administrative Agent" under and as defined in the Senior Credit Agreement, together with any other representative or agent from time to time of any Senior Lender.

         SENIOR LOAN DOCUMENTS. The "Loan Documents" under and as defined in the Senior Credit Agreement.

         SUBORDINATED DEBT. Unsecured Indebtedness of the Company or any of its Subsidiaries in an amount, containing other terms and conditions, and expressly subordinated and made junior to the payment and performance in full of the Senior Debt pursuant to a written instrument containing subordination provisions in each respect satisfactory to and approved by the Majority Holders and the Administrative Agent in writing.

         SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         SUBSIDIARY GUARANTY. The Guaranty dated of even date herewith and in substantially the form of EXHIBIT G hereto, entered into by the Company's Domestic Subsidiaries in favor of the Administrative Agent and the Lenders.

         TERM LOAN. See Section 2.4.

         TERM LOAN COMMITMENT. See Section 2.4.

         TERM LOAN MATURITY DATE. The tenth anniversary of the Closing Date.

         TERM NOTES. The promissory notes of the Company in the form of EXHIBIT B attached hereto issued to each of the Lenders pursuant to Section 2.4 hereof, together with any Secondary Term Notes issued pursuant to Section 4.1(c) hereof, and any Term Notes issued upon transfer or exchange thereof.

         TERM. NOTE RECORD. A Record with respect to a Term Note.

         TINNERMAN. See preamble.

         TINNERMAN ACQUISITION. The acquisition by the Company or certain Subsidiaries of the Company of substantially all of Eaton Corporation's Engineered Fastener Division pursuant to in accordance with the Tinnerman Acquisition Agreement dated as of July 9, 1999 by and between the Company and Eaton Corporation.

         TINNERMAN ACQUISITION AGREEMENT. See preamble.

         TINNERMAN ACQUISITION DOCUMENTS. The Tinnerman Acquisition Agreement and each of the other documents entered into by the Company or any of its Subsidiaries pursuant thereto.

         TRANSTECHNOLOGY GROUP. The Company and all of its Subsidiaries on a consolidated basis.

         TREASURY RATE. At any time, the highest rate per annum payable at such time on any of the direct obligations of the United States of America having a maturity of ten (10) years or less.

         TRUSTEE. State Street Bank and Trust Company, or any other bank or trust company which the Company may nominate prior to the Conversion Date to act as Trustee under the Indenture, so long as at the time of such nomination and for so long as such Trustee shall serve in such capacity, such bank or trust company is (a) organized and does business in and under the laws of the United States of America or any of the states thereof, (b) is authorized under applicable federal and/or state laws to exercise corporate trust powers, (c) is subject to supervision, examination and regulation by federal and/or state authority, (d) is in good standing under applicable federal and/or state authorities, and (e) has a combined capital and surplus of at least $50,000,000, and is otherwise reasonably acceptable to the Majority Holders.

         UNRESTRICTED SUBSIDIARY. Any Subsidiary that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary, but only to the extent that such Subsidiary: (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (iii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (A) to subscribe for additional Equity Interests or (B) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and (v) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors of the Company shall be evidenced by the Company's delivering to the Administrative Agent a certified copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 10.4 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 10.1 hereof, the Company shall be in default of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under
Section 10.1 hereof calculated on a pro forma basis as if such designation had occurred at the beginning of the applicable Reference Period, and (ii) no Default or Event of Default would be in existence following such designation.

         VARIABLE RATE HOLDER. The original Lenders, any Affiliate or Related Fund of an original Lender, and any Notified Variable Rate Holder.

         VARIABLE RATE NOTE. Any Note which is, at the relevant time of determination, held by a Variable Rate Holder.

         VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         WARRANTS. The Common Stock Purchase Warrants of the Company issued from time to time under and in accordance with the Warrant Agreement.

         WARRANT AGENT. State Street Bank and Trust Company, in its capacity as Warrant Agent under the Warrant Agreement.

         WARRANT AGREEMENT. The Warrant Agreement between the Company and the Warrant Agent, pursuant to which the Company agrees to issue to the Lenders on the date hereof the Warrants, as such agreement may be amended, modified and supplemented and in effect from time to time.

         WARRANT ESCROW AGREEMENT. The Warrant Escrow Agreement among the Company, the Administrative Agent for and on behalf of the Lenders, and the Escrow Agent, pursuant to which the Company agrees to deliver the Warrants to the Escrow Agent to be retained until the Initial Maturity Date, as such agreement may be amended, modified and supplemented and in effect from time to time.

         WARRANT HOLDERS' AGREEMENT. The Warrant Holders' Agreement between the Company, the Lenders and the Administrative Agent for and on behalf of the Lenders.

         YEAR 2000 PROBLEM. See Section 8.20.

         1.2.  RULES OF INTERPRETATION.

         (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

         (b) The singular includes the plural and the plural includes the singular.

         (c) A reference to any law includes any amendment or modification to such law.

         (d) A reference to any Person includes its permitted successors and permitted assigns.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

         (f) The words "include", "includes" and "including" are not limiting.

         (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

         (h) Reference to a particular "Section " refers to that section of this Agreement unless otherwise indicated.

         (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                2. SALE, PURCHASE AND CONVERSION OF BRIDGE NOTES
                   ---------------------------------------------

         2.1. BRIDGE LOAN COMMITMENT. Subject to the terms and conditions set forth herein and in reliance on the Company's covenants, representations and warranties set forth herein, each of the Lenders hereby agrees to purchase from the Company, and the Company agrees to issue and sell to each of the Lenders, on the Closing Date, Bridge Notes in the aggregate principal amount of seventy-five million dollars ($75,000,000) (such aggregate amount, the "BRIDGE LOAN"), with each Lender committing to purchase its Commitment Percentage of such aggregate principal amount of Bridge Notes. The Lenders' commitment to purchase the Bridge Notes hereunder is called individually such Lender's "BRIDGE LOAN COMMITMENT", and collectively the "BRIDGE LOAN COMMITMENTS".

         2.2. THE BRIDGE NOTES. The Bridge Loan shall be evidenced by separate Bridge Notes dated the Closing Date, which the Company shall execute and deliver to each Lender completed with appropriate insertions. One Bridge Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Bridge Loan Commitment, representing the obligation of the Company to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Bridge Loan, plus interest accrued thereon. The Company irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Bridge Note Record reflecting the original principal amount of such Lender's Bridge Loan Commitment and, at or about the time of such Lender's receipt of any principal payment on such Lender's Bridge Note, an appropriate notation on such Lender's Bridge Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Bridge Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Bridge Note Record shall not affect the obligations of the Company hereunder or under any Bridge Note to make payments of principal of and interest on any Bridge Note when due. The Bridge Notes (i) will be subordinated to the Senior Debt in accordance with Section 11, (ii) will bear interest as set forth in Section 4 hereof (including the payment of certain interest in the form of Secondary Bridge Notes), (iii) will be subject to optional or mandatory redemption under certain circumstances as described in Section 4, and (iv) will be subject to conversion into the Term Loan as provided in Section 2.4.

         2.3. SCHEDULED MATURITY OF BRIDGE NOTES. The Company shall pay in full, or convert to the Term Loan pursuant to Section 2.4, the outstanding amount of the Bridge Notes and all interest thereon then outstanding and unpaid no later than the Initial Maturity Date.

         2.4. TERM LOAN COMMITMENT. Subject to the terms and conditions set forth herein and in reliance on the Company's covenants, representations and warranties set forth herein, each of the Lenders hereby agree, if the Bridge Notes have not been repaid in full before the Initial Maturity Date and no Default or Event of Default has occurred and is then continuing, to convert on the Initial Maturity Date the then outstanding principal amount of the Bridge Notes, together with all accrued and unpaid interest thereon then outstanding, into Term Notes, the aggregate principal amount of which (such aggregate amount, the "TERM LOAN") shall equal the outstanding principal amount of the Bridge Notes on the Initial Maturity Date, PLUS the amount of all interest on the Bridge Notes outstanding and unpaid on the Initial Maturity Date, with each Lender committing to convert its Commitment Percentage of such aggregate principal amount. The Lenders' commitment to convert the Bridge Notes into the Term Notes hereunder is called individually such Lender's "TERM LOAN COMMITMENT", and collectively the "TERM LOAN COMMITMENTS". If the Bridge Notes have not been repaid in full before the Initial Maturity Date and no Default or Event of Default has occurred and is then continuing, then the Bridge Notes shall be converted into Term Notes in the aggregate principal amount of the Term Loan automatically on the Initial Maturity Date without further request or notice.

         2.5. THE TERM NOTES. On making the Term Loan pursuant to Section 2.4, each Lender shall cancel on its records the Bridge Note held by it and all amounts outstanding thereunder, which corresponding amount shall be satisfied by the conversion to the Term Loan and the issuance by the Company of Term Notes with respect thereto. The Term Loan shall be evidenced by separate Term Notes dated the Initial Maturity Date, which the Company shall execute and deliver to each Lender completed with appropriate insertions. One Bridge Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Term Loan Commitment, representing the obligation of the Company to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Term Loan, plus interest accrued thereon. The Company irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term Note Record reflecting the original principal amount of such Lender's Term Loan Commitment and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term Note, an appropriate notation on such Lender's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term Note Record shall not affect the obligations of the Company hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due. The Term Notes (i) will be subordinated to the Senior Debt in accordance with Section 11, (ii) will bear interest as set forth in Section 4 hereof (including the payment of certain interest in the form of Secondary Term Notes),
(iii) will be subject to optional or mandatory redemption under certain circumstances as described in Section 4, and (iv) will be subject to conversion into Exchange Notes as provided in Section 5.

         2.6. SCHEDULED MATURITY OF TERM NOTES. Subject to Section 5, the Term Notes shall mature and the Company shall pay in full the outstanding amount of the Term Notes and all accrued and unpaid interest thereon on the Term Loan Maturity Date.

         2.7. USE OF PROCEEDS. The Company agrees that it will use the proceeds from the issuance and sale of Bridge Notes for the purpose of financing the transactions contemplated by the Tinnerman Acquisition Agreement and paying expense incurred in connection with the Tinnerman Acquisition. The proceeds from the Term Loan hereunder shall be used to cancel the outstanding amount of the Bridge Notes and all accrued and unpaid interest thereon on the Initial Maturity Date.

                        3. PURCHASE AND SALE OF WARRANTS
                           -----------------------------

         Subject to the terms and conditions set forth herein, and in the Warrant Agreement and the Warrant Escrow Agreement, the Company agrees that it shall issue to each of the Lenders, and the Lenders agree to acquire from the Company, on the Closing Date, simultaneously with the purchase by the Lenders of the Bridge

Notes, Warrants to purchase 731,197 shares of the Company's common stock, representing 10.0% of the fully-diluted common stock of the Company then outstanding (assuming exercise of the Warrants and all other warrants, options, or other convertible securities exercisable for or convertible into shares of the Company's common stock). The Warrants shall be delivered to the Escrow Agent under and as defined in the Warrant Escrow Agreement on the Closing Date, duly executed by the Company, to be held by such Escrow Agent pursuant to and subject to the terms of the Escrow Agreement.

                           4. OTHER TERMS OF THE NOTES

         4.1.  PAYMENT OF INTEREST ON BRIDGE AND TERM NOTES.

         (a) Subject to all other provisions of this Section 4 and Section 14.10, from the Closing Date until the Initial Maturity Date, the Bridge Notes (including, for the avoidance of doubt, any Secondary Bridge Notes issued pursuant to clause (c) below) outstanding from time to time shall bear interest, payable in cash to the Holders of record on each Interest Payment Date, in arrears, at an annual rate equal to the LIBOR Rate PLUS the Applicable Margin then in effect.

         (b) Subject to all other provisions of this Section 4, Section 5 and
Section 14.10, from the Initial Maturity Date until the Term Loan Maturity Date, the Notes (including, for the avoidance of doubt, any Secondary Notes issued pursuant to clause (c) below) outstanding from time to time shall bear interest, payable in cash to the Holders of record on each Interest Payment Date, in arrears, at an annual rate equal to the Conversion Rate then in effect PLUS the Conversion Margin then in effect, PROVIDED however, that in the event of any assignment of a Note or portion thereof to any Holder which is not at the time of such assignment a Variable Rate Holder, the Note issuable to such assignee Holder shall thereafter bear interest at the rate (the "FIXED RATE") in effect on the date of such assignment (subject in any event to the provisions of Section 14.10).

         (c) The interest rates set forth above in clauses (a) and (b) shall be subject to a maximum effective annual rate of 18% of the principal amount of such Notes then outstanding and, to the extent that the then-applicable effective annual rate of interest exceeds 14% for any Interest Period, the Company shall issue Secondary Notes as described in this clause (c) in lieu of the payment in cash of such excess portion. If the Company issues Secondary Notes in lieu of the payment of cash interest on any Interest Payment Date, the Company shall give notice to the Holders (which notice shall include the amount of interest to be paid by issuance of Secondary Notes, the reason therefor and the calculation of the amount of interest to be paid through the issuance of Secondary Notes) at least five (5) Business Days prior to the applicable Interest Payment Date (although failure to provide a timely notice shall not affect the Company's ability or competence to issue Secondary Notes), and shall execute and deliver to the Holder at the close of business on the Interest Payment Date, (i) in the event that such excess portion of interest is due with respect to a Bridge Note, an additional Bridge Note in the form of Exhibit A hereto, dated such Interest Payment Date, in a principal amount equal to such excess portion of interest (such additional Bridge Note being referred to herein as a "SECONDARY BRIDGE Note"), and (ii) in the event that such excess portion of interest is due with respect to a Term Note, an additional Term Note in the form of Exhibit B hereto, dated such Interest Payment Date, in a principal amount equal to such excess portion of interest (such additional Term Note being referred to herein as a "SECONDARY TERM NOTE"). The due issuance and delivery of such Secondary Notes shall constitute full payment of such excess portion of interest; PROVIDED, however, that the Company shall increase the cash component of any interest payment as required in order to avoid issuing any Secondary Note in an amount that is not $1,000 or an integral multiple of $1,000. Each issuance of Secondary Notes in lieu of the payment of cash interest on the Notes shall be made pro rata with respect to all outstanding Notes. In the event that, on any Interest Payment Date, the Company is unable to pay to the Holders an amount of interest (in the appropriate form) which is sufficient to satisfy the Company's current interest obligation under the Notes, then the Company shall pay such interest ratably among the Holders based on their respective ownership of principal amount of Notes, PROVIDED that the foregoing shall not constitute a waiver of the Default or Event of Default occasioned by the failure to pay such interest in full.

         (d) It is not intended by the Holders of the Notes, and nothing contained in this Agreement, the Notes or any other Loan Document shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum interest rate permitted by applicable federal, state or other law (the "MAXIMUM RATE"), and to prevent such an occurrence, any agreement which may now or hereafter be in effect between the Company and the Holders of the Notes regarding the payment of fees or interest to such Holders is hereby limited by the provisions of this Section 4.1(d). If, during any period, the effective interest rate applicable to the principal outstanding under the Notes, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, then the effective interest rate applicable to the Notes for that period shall be the Maximum Rate, and, if in any subsequent period, the effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate applicable to the Notes for such period shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid in respect of the Notes if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the principal outstanding under the Notes, redemption of all of the outstanding Notes or conversion of such Notes, the total amount of interest paid or accrued in respect of the Notes under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued in respect of the Notes had the interest not been limited hereby to the Maximum Rate, then the Company shall, to the extent permitted by such applicable federal, state or other law, pay to each of the Holders an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged in respect of the Notes held by such Holder or its transferor or assignor (whether direct or indirect) if the Maximum Rate had, at all times, been in effect with respect to the Notes and (B) the amount of interest which would have accrued in respect of the Notes held by such Holder or its transferor or assignor (whether direct or indirect) had the effective interest rate applicable with respect to the Notes at all times not been limited hereunder by the Maximum Rate over (ii) the amount of interest actually paid or accrued in respect of the Notes held by such Holder or its transferor or assignor (whether direct or indirect) under this Agreement. In the event that the Holders of the Notes receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of principal outstanding under the Notes until payment in full thereof, and if no such principal is then outstanding, such excess, or part thereof remaining, shall be paid to the Company.

         4.2. OPTIONAL REDEMPTION. Subject to the provisions hereof and of the Senior Credit Agreement, the Company shall have the right to redeem, at any time and without premium or penalty, all or any part of the outstanding principal of the Notes at the amount of such principal PLUS any accrued but unpaid interest thereon; PROVIDED, HOWEVER, that any such redemptions shall be made pro rata to the Holders of the Notes in accordance with the amount of principal and interest outstanding thereunder, and PROVIDED, further, that any such redemption shall be made only at the end of an Interest Period, unless the Majority Holders otherwise agree. If the Company intends to redeem all or any part of the Notes, the Company shall, at least twenty (20) Business Days prior to the intended date of redemption, deliver to each of the Holders of record of Notes a notice (the "REDEMPTION NOTICE") stating such intent to redeem the Notes, the date proposed therefor, and the amounts of principal and interest on the Notes to be paid to such Holder, each partial prepayment to be in the principal amount of $100,000 or an integral multiple thereof. To the extent not inconsistent with this
Section 4.2, the provisions of Section 4.7 below shall apply to the conduct of such redemption. Notwithstanding the foregoing, Notes other than the Variable Rate Notes may not be redeemed at the Company's option until the fifth anniversary of the Conversion Date, and from and after the fifth anniversary of the Conversion Date the amount required to be paid in redemption of any such Note shall be equal to the outstanding principal amount thereof, PLUS any accrued but unpaid interest thereon, plus a premium equal to the product of (a) the principal amount of such Note multiplied by the percentage calculated by multiplying (i) the Fixed Rate applicable to such Note by (ii) the percentage set forth in the table below opposite the period in which such redemption occurs:

         @@
                            Period                                         Percentage
                            ------                                         ----------

                   From and including the fifth anniversary of the                  50%
                   Conversion Date through the day preceding the sixth
                   anniversary of the Conversion Date

                   From and including the sixth anniversary of the               33.33%
                   Conversion Date through the day preceding the seventh
                   anniversary of the Conversion Date

                   From and including the seventh anniversary of the             16.66%
                   Conversion Date through the day preceding the eighth
                   anniversary of the Conversion Date

                   From and including the eighth anniversary of the                  0%
                   Conversion Date through the Term Loan Maturity Date

         @@

         4.3. MANDATORY PREPAYMENTS FROM ASSET SALES. in the event that any member of the TransTechnology Group shall sell any of its assets (other than inventory sold in the ordinary course of business) or group of related assets, whether by sale of such assets or sale of the stock of any member of the TransTechnology Group, where such asset sale would either be permitted pursuant to Section 10.5.2 upon compliance with this Section 4.3 or is previously consented to in writing by the Majority Holders, then, within 180 days after the receipt of any Net Cash Proceeds from any such asset sale, the Company may apply such Net Cash Proceeds, at its option (subject to the provisions of the Senior Credit Agreement), (a) to repay Senior Debt, or (b) to the completion of any Approved Acquisition under and as defined in the Senior Credit Agreement. Pending the final application of any such Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings, or otherwise invest such Net Cash Proceeds in any manner permitted under Section 10.3. Any Net Cash Proceeds from asset sales that are not applied or invested as provided in the first sentence of this paragraph within 180 days after the receipt thereof will be deemed to constitute "EXCESS PROCEEDS." When the aggregate amount of Excess Proceeds exceeds $5,000,000, the Company will be required to make an offer to all Holders of Notes (an "ASSET SALE OFFER") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash equal to 100% of the principal amount thereof PLUS accrued and unpaid interest thereon, if any, to the date of purchase, in accordance with the procedures set forth in Section 4.7. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Agreement. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         4.4. MANDATORY PREPAYMENT FROM PERMANENT FINANCING. In the event that the Company issues any Subordinated Debt pursuant to the Permanent Financing, the Company will be required to make an offer to all Holders of Notes to purchase the maximum principal amount of Notes that may be purchased with all of the Net Cash Proceeds of such Permanent Financing at an offer price in cash equal to 100% of the principal amount thereof, PLUS accrued and unpaid interest thereon, if any, to the date of purchase, in accordance with the procedures set forth in Section 4.7, and the Holders of all of the Variable Rate Notes then outstanding shall be required to sell such Notes to the Company pursuant to such offer. To the extent any Net Cash Proceeds of such Permanent Financing remain after consummation of such offer, the Company shall apply such excess Net Cash Proceeds in accordance with the provisions of the Senior Credit Agreement.

         4.5. MANDATORY PREPAYMENTS FROM NEW DEBT OR EQUITY. In the event that the Company or any of its Restricted Subsidiaries shall after the Closing Date either (a) incur any Indebtedness other than Subordinated Debt and which is permitted under the Senior Credit Agreement, or (b) sell or issue any shares of its stock, options (other than stock options awarded to employees and directors pursuant to incentive compensation plans operated by members of the TransTechnology Group) or warrants for the purchase of its stock or other equity or equity instruments, then, and to the extent that (i) the Net Cash Proceeds of such incurrence, sale or issuance are not required to be applied in prepayment of amounts outstanding under the Senior Credit Agreement pursuant to Section 4 thereof and (ii) no Default or Event of Default is then continuing or would arise as a result of such prepayment, the Company will be required to make an offer to purchase the maximum principal amount of Notes that may be purchased at an offer price in cash equal to 100% of the principal amount thereof, PLUS accured and unpaid interest thereon, if any, out of the Net Cash Proceeds to the TransTechnology Group from such incurrence of Indebtedness or sale or issuance of new equity, in accordance with the procedures set forth in Section 4.7. To the extent any Net Cash Proceeds of such incurrence, sale or issuance remain after consummation of such offer, the Company may use such excess Net Cash Proceeds for any purpose not otherwise prohibited by this Agreement.

         4.6. MANDATORY PREPAYMENT UPON CHANGE OF CONTROL. Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount then outstanding, PLUS accrued and unpaid interest thereon to the date of completion of such repurchase. Within ten (10) Business Days following the completion of a Change of Control, the Company shall send, by first class mail, a notice to each of the Holders and to the Administrative Agent describing the Change of Control and offering to purchase the Notes then outstanding on a date specified in such notice, which shall be not earlier than ten (10) Business Days and not later than thirty (60) days from the date such notice is mailed. The Holders wishing to sell in such repurchase shall tender their respective Notes to the Administrative Agent prior to the date so specified together with instructions on the amount thereof to be sold, and upon payment of the repurchase price for such amount, new Notes in the principal amount remaining outstanding (if any) to each such Holder shall be executed and delivered by the Company to each such Holder. Prior to complying with this
Section 4.6, the Company shall first have repaid in full all Senior Debt then outstanding, or obtained the consent of the holders of such Senior Debt for such repurchase.

         4.7. TERMS OF REDEMPTION OFFERS. In the event that, pursuant to Sections 4.3. 4.4 or 4.5 hereof, the Company shall be required to commence an offer to all Holders to purchase Notes (an "Offer"), it shall follow the procedures specified in this Section 4.7. The Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "OFFER PERIOD"). No later than five Business Days after the termination of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Sections 4.3. 4.4 or 4.5 hereof, as applicable (the "OFFER AMOUNT"), or, if a principal amount of Notes less than the Offer Amount has been tendered, all Notes tendered in response to the Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made. Upon the commencement of an Offer, the Company shall send, by first class mail, a notice to each of the Holders and the Administrative Agent. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Offer. The Offer shall be made to all Holders. The notice, which shall govern the terms of the Offer, shall state:

         (a) the Section of this Agreement pursuant to which the Offer is being made and the length of time the Offer shall remain open;

         (b) the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrete or accrue interest;

         (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Offer shall cease to accrete or accrue interest after the Purchase Date;

         (e) that Holders electing to have a Note purchased pursuant to an Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

         (f) that Holders electing to have a Note purchased pursuant to any Offer shall be required to surrender the Note to Company or a depositary, if appointed by the Company, at the address specified in the notice at least three days before the Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if the Company, or the depositary, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note such Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Note purchased;

         (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

         On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a PRO RATA basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Offer, or if less than the Offer Amount has been tendered, all Notes tendered. In the case of an Offer pursuant to Section 4.4, all Variable Rate Notes shall be tendered by the Holders thereof. No Holder of a Fixed Rate Note shall be required to tender any such Notes pursuant to any Offer under this Section 4.7. The Company shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

                             5. THE EXCHANGE NOTES.

         (a) Subject to the terms and conditions set forth herein and in reliance on the Company's covenants, representations and warranties set forth herein, on the tenth (10th) Business Day following the written request to the Company and the Administrative Agent of any Holder of a Term Note (as to any such request, the "EXCHANGE DATE"), and so long as no Default or Event of Default has occurred and is continuing, such Holder's Term Note(s) shall be converted automatically into the right to receive (i) an Exchange Note due 2009 of the Company in the equivalent principal amount to such Term Note(s) and (ii) the accrued and unpaid amount of interest then outstanding on such Term Note. Upon the Exchange Date in accordance with the Exchange Escrow Agreement, the Administrative Agent shall direct the Escrow Agent to release (A) to the Trustee, in its capacity as Custodian under the Indenture, a global Exchange Note, to be completed in the appropriate principal amount in accordance with the Indenture and the Exchange Escrow Agreement, and (B) to the Trustee and to the Company the original Indenture, each as fully executed by the Company and the Guarantors on the Closing Date and retained in escrow by the Escrow Agent pursuant to the Exchange Escrow Agreement.

         (b) Subject to the conditions contained herein and in the Indenture, the Company shall, on each Exchange Date, issue Exchange Notes under the Indenture against delivery to the Company of the Term Notes, registered in the names of the Holders surrendering such Term Notes. The Company shall issue $1,000 principal amount of Exchange Notes for each $1,000 of principal outstanding on the Exchange Date under the Term Notes then being exchanged, and shall pay in full to the Holders of such Term Notes the aggregate amount of interest accrued and outstanding thereon. To the extent that any Term Notes so converted have, with respect to a single Holder and all of its Affiliates, a principal amount plus interest that is not evenly divisible by $1,000, the Company shall pay cash in the amount that is less than $1,000 in lieu of issuing an Exchange Note.

         (c) If a Default or an Event of Default under this Agreement has occurred and is continuing at the time that the Term Notes are converted into Exchange Notes and the facts, circumstances or events constituting such Default or Event of Default would also constitute a default or event of default under the Exchange Notes, (i) such Default or Event of Default shall continue to constitute a default or an event of default under the Exchange Notes and (ii) any grace or notice periods applicable to such default or event of default under the Exchange Notes shall be reduced by any time elapsed under any such grace or notice period prior to such exchange and any notice actually given under the Term Notes shall be deemed to have been given with respect to the Exchange Notes.

         (d) In addition to the foregoing provisions in this Section 5 and the conditions set forth in Section 13, the right of any Holder to convert Term Notes is subject to the satisfaction of the following additional conditions precedent:

                  (i) such conversion would not violate any law or regulation or any order or decree of any Governmental Authority applicable to the Company or such Holder; PROVIDED, HOWEVER, that the Holders agree to cooperate with the Company, to the extent practicable, to attempt to make such violation inapplicable to such conversion, but no such cooperation shall entail making the terms of the Exchange Notes, the Indenture or the Registration Rights Agreement any less favorable to the Holders, in the reasonable judgment of such Holders;

                  (ii) the Indenture shall have been duly authorized, executed and delivered by the Company, and the Exchange Notes to be issued thereunder shall, upon any exchange, have been duly authorized, executed, authenticated and issued, and the Indenture and the Exchange Notes shall constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and each Holder converting Term Notes shall have received evidence satisfactory to such Holder of the foregoing, including officers' certificates, trustee's certificates and opinions of counsel to the Company to the foregoing effect;

                  (iii) the Registration Rights Agreement shall have been duly authorized, executed and delivered by the Company and shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

                  (iv) the Trustee shall have executed and delivered to the Escrow Agent signature pages for the Indenture; and

                  (v) all fees and other amounts owing to the Holder and/or to the Administrative Agent hereunder shall have been paid in full.

         (e) From and after the Exchange Date with respect to any Term Note, the terms and provisions of the Indenture shall apply to and govern such Note as an Exchange Note, and to the extent that there may be any inconsistencies between the requirements of the Indenture and any requirement purporting to be applicable to such Exchange Notes hereunder, the terms and provisions of the Indenture shall control.

                         6. CERTAIN GENERAL PROVISIONS.

         6.1. FEES. The Company agrees to pay on the Closing Date the fees in the amounts agreed in the Fee Letter.

         6.2.  PAYMENT PROVISIONS.

                  6.2.1. CURRENCY OF ACCOUNT. Dollars are the currency of account and payment for each and every sum at any time due from the Company hereunder, under the Notes or under any other Loan Document.

                  6.2.2. APPLICATION OF INTEREST PAYMENTS. Interest payable by the Company on the Notes shall be paid to the Administrative Agent for the account of the Holders in the proportion of the respective principal amount of each Holder's Note or Notes.

                  6.2.3. JUDGMENT CURRENCY. If any sum due from the Company under this Agreement, the Notes, any other Loan Document or any order or judgment given or made in relation hereto or thereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the Company, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the Company shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which such Person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

                  6.2.4. TIME OF PAYMENT. On each date on which this Agreement, the Notes or any other Loan Document requires an amount to be paid by the Company or any of the Lenders hereunder, the Company or such Lender shall make the same available to the Administrative Agent to such account as the Administrative Agent shall have notified to the Company or to such Lender, as the case may be. Each such payment which is made for the account of a Person other than the Administrative Agent shall be made in time to enable the Administrative Agent to make available such other Person's portion thereof for value the same day.

                  6.2.5. PAYMENTS BY ADMINISTRATIVE AGENT. Where a sum is to be paid hereunder to the Administrative Agent for the account of another Person, the Administrative Agent shall not be obliged to make the same available to that other Person until the Administrative Agent has been able to establish to its satisfaction that it has actually received such sum, but if the Administrative Agent does so and it proves to be the case that the Administrative Agent has not actually received the sum it paid out, then the Person to whom such sum was so made available shall on request refund the same to the Administrative Agent, together with an amount sufficient to reimburse the Administrative Agent for any amount it may have been required to pay out by way of interest on moneys borrowed to fund the sum in question during the period beginning on the due date for payment thereof and ending on the date on which it receives the same.

                  6.2.6. NO OFFSET, ETC. All payments by the Company hereunder, under the Notes or under any other Loan Document shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Company is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Company with respect to any amount payable by it hereunder, under the Notes or under any other Loan Document, the Company will make such deduction or withholding, will pay the full amount deducted or withheld to the applicable authority, and will also pay to the Administrative Agent, for its own account or for the account of the Holders, on the date on which such amount is due and payable hereunder, under the Notes or under such other Loan Document, such additional amount as shall be necessary to enable the Holders or the Administrative Agent (as the case may be) to receive the same net amount in the same currency which the Holders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Company. The Company will deliver, within thirty (30) days of any such deduction or payment, to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Company hereunder, under the Notes or under such other Loan Document.

         6.3. COMPUTATIONS. All computations of interest on the Notes shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the applicable Note Records from time to time shall be considered correct and binding on the Company unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Holders of such outstanding amount, the Administrative Agent or such Holder shall notify the Company to the contrary.

         6.4. ILLEGALITY; INABILITY TO DETERMINE LIBOR RATE. In the event that any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any of the Lenders or Holders to make Loans or hold promissory notes bearing interest at rates based on the LIBOR Rate, or if prior to the commencement of any Interest Period, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate, then the applicable Lender(s) or Holder(s) or the Administrative Agent, as the case may be, shall forthwith give notice of such determination (which shall be conclusive and binding on the Company and the other Holders) to the Company and the other Holders. In such event the Treasury Rate shall be substituted for the LIBOR Rate in any calculation of interest payable for such Interest Period.

         6.5. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or Holder or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or Holder or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Notes, the other Loan Documents, such Lender's Commitment, the Loans or any payment of interest or fees payable with respect to the Loans or any Notes (other than taxes based upon or measured by the income or profits of such Lender, Holder or Administrative Agent, or bank franchise taxes), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits or bank franchise taxes) of payments to any Lender or Holder of the principal of or the interest on any Loans or any other amounts payable to any Lender or Holder or the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of any office of any Lender or Holder, or

                  (d) impose on any Lender or Holder or the Administrative Agent any other conditions or requirements with respect to this Agreement, the Notes, the other Loan Documents, the Loans, such Lender's Commitment, or any class of loans or commitments of which any of the Loans, the Notes or such Lender's Commitment forms a part, and the result of any of the foregoing is:

                           (i) to increase the cost to any such Lender or Holder
                  of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Note, or

                           (ii) to reduce the amount of principal, interest, or
                  other amount payable to such Lender or Holder or the Administrative Agent hereunder on account of such Lender's Commitment, any Note or any of the Loans, or

                           (iii) to require such Lender or Holder or the
                  Administrative Agent to make any payment or to forego any interest or other sum payable hereunder or under any of the Notes, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or Holder or the Administrative Agent from the Company hereunder, then, and in each such case, within fifteen (15) days after demand made by such Lender or Holder or the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, the Company will pay to such Lender, Holder or Administrative Agent such additional amounts as will be sufficient to compensate such Lender, Holder or Administrative Agent, as the case may be, for such additional cost, reduction, payment or foregone interest or other sum.

         6.6. CAPITAL ADEQUACY. If after the date hereof any Lender or Holder determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or Holder or any corporation controlling such Lender or Holder with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's Commitment or such Holder's Notes to a level below that which such Lender or Holder could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or Holder's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or Holder to be material, then such Lender or Holder may notify the Company of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the applicable interest rate hereunder, the Company agrees to pay such Lender or Holder for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or Holder of a certificate in accordance with Section 6.8 hereof. Each Lender and Holder shall allocate such cost increases among its customers in good faith and on an equitable basis.

         6.7. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 6.6 or 6.7 and a brief explanation of such amounts which are due, submitted by any Lender, Holder or the Administrative Agent to the Company, shall be conclusive, absent manifest error, that such amounts are due and owing.

         6.8. INDEMNITY. The Company agrees to indemnify each Lender and Holder and to hold each Lender and Holder harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender or Holder may sustain or incur as a consequence of (i) default by a the Company in payment of the principal amount of or any interest on any Notes as and when due and payable, including any such loss or expense arising from interest or fees payable by any such Lender to lenders of funds obtained by it in order to make or maintain its Loans, (ii) default by the Company in making a borrowing or conversion after such Company has given (or is deemed to have given) a request therefor, or (iii) the making of any payment on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by any such Lender to lenders of funds obtained by it in order to maintain any such Loans.

         6.9.  INTEREST AFTER DEFAULT.

                  6.9.1. OVERDUE AMOUNTS. Subject in any event to the provisions of Sections 4.1(c) and (d), overdue principal and (to the extent permitted by applicable law) interest on the Notes and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum. equal to the sum of two percent (2%) per annum, PLUS the interest rate otherwise applicable thereto, until such amount shall be paid in full (after as well as before judgment).

                  6.9.2. AMOUNTS NOT OVERDUE. Subject in any event to the provisions of Sections 4.1(c) and (d), during the continuance of a Default or an Event of Default, the principal of the Notes not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Holders pursuant to Section 27, bear interest at a rate per annum equal to the sum of two percent (2%) PLUS the interest rate otherwise applicable thereto.

                       7.  GUARANTY.

         7.1. SUBSIDIARY GUARANTY. The Obligations shall be guaranteed by each of the Company's Domestic Subsidiaries pursuant to the terms of the Subsidiary Guaranty. In the event that any Subsidiary of the Company (including any Foreign Subsidiary) enters into any guaranty of any Senior Debt, the Company shall procure that such Subsidiary promptly thereafter joins as a Guarantor under the Subsidiary Guarantee.

         7.2. SUBORDINATION. The obligations of the Guarantors under the Subsidiary Guaranty shall be subordinate to the obligations of such Guarantors under their respective guaranties of the Senior Debt on the same terms and subject to the same provisions as are set forth in Section 11.

                       8. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to the Lenders, the Holders and the Administrative Agent, at the Closing Date and the Conversion Date, as follows:

         8.1.  CORPORATE AUTHORITY.

                  8.1.1. INCORPORATION; GOOD STANDING. The Company and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Company or such Subsidiary.

                  8.1.2. AUTHORIZATION. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Company or any of its Subsidiaries are or are to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the

         Company or any of its Subsidiaries, or any of the assets of the Company or any of its Subsidiaries, are subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter, bylaws or memorandum and articles of association of, or any agreement or other instrument binding upon, the Company or any of its Subsidiaries.

                  8.1.3. ENFORCEABILITY. The execution and delivery of this Agreement, the Notes and the other Loan Documents to which the Company or any of its Subsidiaries are or are to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         8.2. GOVERNMENTAL APPROVALS. Except as set forth on SCHEDULE 8.2 hereto, the execution, delivery and performance by the Company and its Subsidiaries of this Agreement, the other Loan Documents and the Tinnerman Acquisition Documents to which the Company or any of its Subsidiaries are or are to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         8.3. TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.3 hereto, (a) the Company and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) subject to no Liens or rights of others, except Permitted Liens, and (b) all of the Company's and its Subsidiaries' assets are reflected in the consolidated balance sheet as at the Balance Sheet Date described in Section 8.4.1.

         8.4.  FINANCIAL STATEMENTS AND PROJECTIONS.

                  8.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders a consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Company and its Subsidiaries for the fiscal year then ended, certified by Deloitte & Touche LLP. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Company as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no liabilities of the Company or any of its Subsidiaries, contingent or otherwise, as of such date involving material amounts, known to the officers of the Company, which were not disclosed in such balance sheet and the notes related thereto.

                  8.4.2. PROJECTIONS. There has been furnished to each of the Lenders projections (dated July 23, 1999) of the annual operating budgets of the Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2000 to 2004 fiscal years (the "PROJECTIONS"), which fairly disclose all assumptions made with respect to general economic, financial and market conditions used in their formulation. To the knowledge of the Company, no facts exist that (individually or in the aggregate) would result in any material change in any of the Projections. The Projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Company of the results of operations and other information projected therein.

         8.5.  NO MATERIAL CHANGES, ETC.

         (a) Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Company or any of its Subsidiaries or any material assets of the Company or any of its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Company and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Company or any of its Subsidiaries or any material assets of the Company or any of its Subsidiaries.

         (b) The Company and each of its Subsidiaries (before and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

         8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC . The Company and each of its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

         8.7. LITIGATION. Except as set forth in SCHEDULE 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Company or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Company or any of its Subsidiaries or materially impair the right of the Company or any of its Subsidiaries to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Company and its Subsidiaries, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement that is in default or has or is expected, in the judgment of the Company's officers, to have any materially adverse effect on the business of the Company or any of its Subsidiaries.

         8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Company nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, act, statute, license, rule, regulation or other law, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Company or any of its Subsidiaries.

         8.10. TAX STATUS. Except as disclosed on SCHEDULE 8.10 hereto, the Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Company nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor are the Company or any of its Subsidiaries an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         8.13. ABSENCE OF FINANCING STATEMENTS, ETC. There is no financing statement, security agreement, chattel mortgage, real estate mortgage, lease or other document filed or recorded with any filing records, registry or other public office, or otherwise, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Company or any of its Subsidiaries or any rights relating thereto, except with respect to Permitted Liens.

         8.14. DISCLOSURE. The written information, reports, financial statements, exhibits and schedules furnished by the Company or any of its Subsidiaries to the Administrative Agent or the Lenders in connection with the preparation and negotiation of the Loan Documents and the Senior Loan Documents, or included therein or delivered pursuant thereto (but excluding the Projections), do not contain any material misstatement of fact and do not omit to state any material fact necessary to make the statements made therein, in the light of the circumstances in which made, not materially misleading.

         8.15. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Company or any of its Subsidiaries or any officer, director or employee of the Company or such Subsidiary makes payments in the ordinary course of business upon terms no less favorable than the Company, such Subsidiary, officer, director or employees could obtain from third parties, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         8.16.  EMPLOYEE BENEFIT PLANS.

                  8.16.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Company has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  8.16.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of Section 3(l) or Section 3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA or as provided in the Tinnerman Acquisition Agreement). Except as provided in the Tinnerman Acquisition Agreement, the Company or an ERISA Affiliate, as appropriate, may terminate each such

         Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Company or such ERISA Affiliate without liability to any Person.

                  8.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Company or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Except with respect to the Guaranteed Pension Plan to be established by TransTechnology as described in, and to the extent provided in, the Tinnerman Acquisition Agreement, based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                  8.16.4. MULTIEMPLOYER PLANS. Other than (a) the Electronics Local 431 Pension Fund relating to employees of Seeger Inc., a Subsidiary of the Company, and (b) the Western Pennsylvania Teamster and Employers Pension Fund relating to employees of the Company's Breeze-Industrial division, neither the Company nor any ERISA Affiliate is a member of any Multiemployer Plan. Neither the Company nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
         Section 4201 of ERISA or as a result of a sale of assets described in
         Section 4204 of ERISA. Neither the Company nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  8.16.5. COMPLIANCE WITH EMPLOYMENT BENEFIT LAWS. Except as set forth in SCHEDULE 8.16.5 hereto, neither the Company nor any of its Subsidiaries is in violation of any material provision of any applicable pension, retirement funding or employee benefit legislation in any jurisdiction.

         8.17. USE OF PROCEEDS. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Company or any Subsidiary or other Affiliate of the Company.

         8.18. ENVIRONMENTAL COMPLIANCE Each of the Company and its Subsidiaries has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that, except as set forth on
SCHEDULE 8.18 attached hereto:

                  (a) none of the Company, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any European Union, national, federal, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation would have a material adverse effect or the business, assets or financial condition of any of the Company or its Subsidiaries or the consummation of the transactions referred to in this Agreement;

                  (b) the Company and its Subsidiaries have conducted all business operations on the Real Estate and continue to operate and maintain their businesses in compliance in all material respects with all applicable Environmental Laws and any other European Union, national, federal, state and local laws, rules and regulation relating to air emissions, water discharge, noise emissions, solid, or liquid waste disposal, hazardous waste, or materials, or other environmental, health or safety matters and there are no outstanding citations, notices, or order of non-compliance issued to the Company or any of its Subsidiaries, or relating to the respective businesses, assets, Real Estate, other property, leaseholds, or equipment of the Company or any of its Subsidiaries under any such laws, rules or regulations; and

                  (c) None of the Company or its Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

         8.19. SUBSIDIARIES, ETC. A complete and correct list of the Subsidiaries of the Company and the jurisdictions of their incorporation as of the Closing Date is set forth on Schedule 8.19 hereto. Except as set forth on
SCHEDULE 8.19 hereto, neither the Company nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person.

         8.20. BANK ACCOUNTS. SCHEDULE 8.20 sets forth the account numbers and location of all bank accounts of the Company and its Subsidiaries.

         8.21. YEAR 2000 COMPLIANCE. The Company and its Subsidiaries have undertaken a review, the extent of which the Company believe to be commercially reasonable, of their critical business and operational systems which could be adversely affected by, and have developed a program to address on a timely basis, the "Year 2000 Problem" (i.e., the risk that computer applications used by the Company or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review and the implementation of such program, the Company reasonably believe that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Company or any of its Subsidiaries.

                    9. AFFIRMATIVE COVENANTS OF THE COMPANY.

         The Company covenants and agrees that, so long as any Loan or Note is outstanding or any Lender has any obligation to make or convert any Loans:

         9.1. PUNCTUAL PAYMENT. The Company will duly and punctually pay or cause to be paid the principal and interest on the Notes, the fees and all other amounts provided for in this Agreement, the Notes and the other Loan Documents to which the Company or any of its Subsidiaries is a party, all in accordance with the terms of this Agreement, the Notes and such other Loan Documents.

         9.2. MAINTENANCE OF OFFICES. The Company will maintain its chief executive office in Liberty Corner, New Jersey, or at such other place in the United States of America as the Company shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Company in respect of the Notes and the other Loan Documents to which the Company is a party may be given or made.

         9.3. RECORDS AND ACCOUNTS. The Company will, and will cause each of its Subsidiaries to, (a) with respect to the Company and any such Subsidiary located in the United States, keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) with respect to any such Subsidiary located outside the United States, keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles in the country in which such Subsidiary is located. The Company will maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Company will deliver to each of the Holders:

                  (a) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries and the consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such year, and the related consolidated and consolidating statements of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified (as to the consolidated statements) without qualification by Deloitte & Touche LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Holders for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Company, copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries and the unaudited consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such quarter, and the related consolidated and consolidating statements of income and consolidated statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the

         Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Company in substantially the form of EXHIBIT F hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (d) contemporaneously with the filing or mailing thereof, copies of all material filed with the Securities and Exchange Commission or sent to the stockholders of the Company which is either of a financial nature or addresses the Year 2000 Problem;

                  (e) by April 30 of each year, the annual budget of the Company and its Subsidiaries for the next fiscal year; and

                  (f) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent or any Holder may reasonably request.

         9.5.  NOTICES.

                  9.5.1. DEFAULTS. The Company will promptly notify the Administrative Agent and each of the Holders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Company or its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, The Company shall forthwith give written notice thereof to the Administrative Agent and each of the Holders of record, describing the notice or action and the nature of the claimed default.

                  9.5.2. ENVIRONMENTAL EVENTS. The Company will promptly give notice to the Administrative Agent and each of the Holders of record
         (i) of any violation of any Environmental Law that any of the Company or its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and
         (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of any of the Company or its Subsidiaries, or the Administrative Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

                  9.5.3. NOTICE OF LITIGATION AND JUDGMENTS. The Company will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Holders of record in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Company or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Company or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Company will, and will cause each of its, Subsidiaries to, give notice to the Administrative Agent and each of the Holders of record, in writing, in form and detail satisfactory to the Administrative Agent, within ten
         (10) days of any judgment not covered by insurance, final or otherwise, against the Company or any of its Subsidiaries in an amount in excess of $1,000,000.

         9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. The Company (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this Section 9.6 shall prevent the Company from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Company, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of any of the Company and its Subsidiaries on a consolidated basis.

         9.7. INSURANCE. The Company will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. Upon reasonable request from the Administrative Agent, the Company shall furnish the Administrative Agent from time to time with information concerning the Company's and its Subsidiaries' insurance, including (when requested) copies of the certificates of insurance evidencing such insurance.

         9.8. TAXES. The Company will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien on any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and PROVIDED further that the Company and its Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         9.9.  INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  9.9.1. GENERAL. The Company shall permit the Holders, through the Administrative Agent or any of the Holders' other designated representatives, to visit and inspect any of the properties of the Company and any of its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Holder may reasonably request. If an Event of Default shall have occurred and be continuing, the Company upon the request of the Administrative Agent will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (i) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Company or any of its Subsidiaries and (ii) the then current business value of the Company and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Company obtaining and delivering such appraisal reports.

                  9.9.2. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default shall have occurred, the Administrative Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Real Estate, obtain one or more environmental assessments or audits of such Real Estate prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm (i) whether any Hazardous Materials are present in the soil or water at such Real Estate and (ii) whether the use and operation of such Real Estate complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Real Estate including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. All such environmental assessments shall be conducted at the expense of the Company.

                  9.9.3. COMMUNICATIONS WITH ACCOUNTANTS. The Company authorizes the Administrative Agent and, if accompanied by the Administrative Agent, any of the Holders to communicate directly with the Company's independent certified public accountants, PROVIDED that the Company shall have received advance notice of any such communications, and authorizes such accountants to disclose to the Administrative Agent and the Holders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Company or any of its Subsidiaries. At the request of the Administrative Agent, the Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 9.9.3.

         9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and, in the event such by-laws exist, its by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and
(iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Company or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Company or such Subsidiary is a party, the Company will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Company or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Holders with evidence thereof.

         9.11. EMPLOYEE BENEFIT PLANS. The Company will (i) promptly upon filing the same with the United States Department of Labor or Internal Revenue Service, upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under
Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a
Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA. The Company and each of its Subsidiaries shall comply with all applicable pension, retirement funding or employee benefit legislation in any jurisdiction.

         9.12. USE OF PROCEEDS. The proceeds of the issuance of the Bridge Notes shall be used to finance the Tinnerman Acquisition and to pay certain expenses incurred in connection therewith.

         9.13. ADDITIONAL GUARANTORS. If, after the Closing Date, the Company or any of its Subsidiaries acquires or creates any Subsidiary, such newly acquired or created Subsidiary shall promptly join the Subsidiary Guaranty as Guarantor thereunder, PROVIDED that any Subsidiary which is (a) both a Foreign Subsidiary and not a guarantor of more than $30,000,000 in aggregate principal amount of Designated Senior Debt, or (b) an Unrestricted Subsidiary, shall not be required to so join the Subsidiary Guaranty, and, PROVIDED FURTHER at the time any Subsidiary becomes an Unrestricted Subsidiary, such Subsidiary may be released from its obligations under the Subsidiary Guaranty.

         9.14. PERMANENT FINANCING. The Company hereby agrees, for the benefit of the Administrative Agent and the Holders, that it shall comply with the following provisions regarding the Permanent Financing:

         (a) within sixty (60) days after the Closing Date, supply to the Arranger, in a form reasonably acceptable for inclusion in a registration statement to be filed under the Securities Act audited financial statements for Tinnerman for the three years immediately preceding the completion of the Tinnerman Acquisition;

         (b) within sixty (60) days after the Closing Date, supply to the Arranger, in form reasonably satisfactory to the Arranger, either an offering memorandum for a private placement of debt securities pursuant to Rule 144A under the Securities Act, or a registration statement under the Securities act with respect to a public offering of such securities, together with such other documentation in customary form for transactions of this type, including an indenture and registration rights agreement, as the Arranger may in its sole discretion require in connection with the Permanent Financing (collectively, the documentation referred to in this clause (b) being referred to as the "PERMANENT FINANCING OFFERING DOCUMENTS"); and

         (c) within thirty (30) days after the delivery to the Arranger of the Permanent Financing Offering Documents, the Company shall have made available to the Arranger such officers and executive personnel of the Company and its Subsidiaries as the arranger shall have requested for the purpose of (i) meetings with rating agencies, (ii) meetings with prospective purchasers of the securities to be issued in the Permanent Financing, and (iii) preparing and presenting to such potential investors "road show" materials in a manner consistent with and customary in the issuance and sale of high-yield debt securities.

         9.15. FURTHER ASSURANCES. The Company will, and will cause each of its Subsidiaries to, cooperate with the Lenders and Holders and the Administrative Agent and execute such further instruments and documents as the Lenders or Holders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

                 10. CERTAIN NEGATIVE COVENANTS OF THE COMPANY.

         The Company covenants and agrees that, so long as any Loan or Note is outstanding or any Lender has any obligation to make or convert any Loans:

         10.1. RESTRICTIONS ON INDEBTEDNESS AND PREFERRED STOCK. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt), or issue any Disqualified Stock (other than any such issuance to the Company or another Restricted Subsidiary); PROVIDED, HOWEVER, that the Company may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock if the Fixed Charge Coverage Ratio for the Company's most recently ended Reference Period for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.0:1, determined on a pro forma basis (including a PRO FORMA application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such Reference Period; PROVIDED that if such additional Indebtedness was incurred or such Disqualified Stock issued in the financing of any Approved Acquisition (as defined in the Senior Credit Agreement), the Earnings Before Interest and Taxes of the acquired Target (as defined in the Senior Credit Agreement) shall also be included in calculating such PRO FORMA Fixed Charge Coverage Ratio as though the applicable Acquisition Closing Date had occurred at the beginning of such Reference Period.

         The provisions of the first paragraph of this Section 10.1 shall not apply to the incurrences of any of the following (collectively, "PERMITTED INDEBTEDNESS").

                  (a) the Designated Senior Debt;

                  (b) Indebtedness to the Holders and the Administrative Agent arising under any of the Loan Documents;

                  (c) current liabilities of any of the Company or its Subsidiaries incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (d) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 9.8;

                  (e) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which any of the Company or Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (f) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (g) obligations under Capitalized Leases not exceeding $8,000,000 in aggregate amount at any time outstanding;

                  (h) Indebtedness incurred in connection with (i) the acquisition after the Closing Date of any real or personal property by any of the Company or its Subsidiaries, and (ii) the issuance by any of the Company or its Subsidiaries of any industrial revenue bonds, industrial development bonds or similar instruments, PROVIDED that the aggregate principal amount of Permitted Indebtedness of the Company and its Subsidiaries incurred pursuant to this clause (h) shall not exceed the aggregate amount of $10,000,000 at any one time;

                  (i) Indebtedness existing on the date hereof and listed and described on SCHEDULE 10.1 hereto;

                  (j) Indebtedness of any Restricted Subsidiary of the Company to the Company; PROVIDED that such Indebtedness shall be evidenced by promissory notes duly executed by the obligor and in form and substance satisfactory to the Administrative Agent; and

                  (k) Indebtedness incurred in the Permanent Financing, so long as the Net Cash Proceeds thereof are applied immediately in prepayment of the Notes pursuant to and in accordance with Section 4.

Without limiting the foregoing restrictions, the Company will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee, or be or remain liable, contingently or otherwise, with respect to, any Indebtedness that is subordinate to or junior in right of payment to any Designated Senior Debt and senior in right of payment to the Notes.

         10.2. RESTRICTIONS ON LIENS. The Company will not, and will not permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Lien of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom except for Permitted Liens.

         10.3. RESTRICTIONS ON INVESTMENTS. Except as set forth in Section 10.4 below, the Company will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment, other than the following

(collectively, "PERMITTED INVESTMENTS"; and all Investments other than Permitted Investments being referred to herein as "RESTRICTED INVESTMENTS"):

                  (a) marketable direct or guaranteed obligations of the United States of America, the Federal Republic of Germany or the United Kingdom that mature within one (1) year from the date of purchase;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States or Canadian banks having total assets in excess of $1,000,000,000 or, with respect to Subsidiaries of the Company located outside the United States, deposit accounts with local banks having total assets in excess of $1,000,000,000 or the local currency equivalent thereof;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

                  (d) Investments existing on the date hereof and listed on
         SCHEDULE 10.3

                  (e) Investments with respect to Permitted Indebtedness under
         Section 10.1(j) so long as such entities remain Restricted Subsidiaries of the Company;

                  (f) Investments consisting of the Guaranties or Investments by the Company in Restricted Subsidiaries of the Company;

                  (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted hereunder;

                  (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding; and

                  (i) other Investments in an aggregate amount not in excess of $100,000.

         10.4. RESTRICTED PAYMENTS. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) make any Distribution, (ii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes; or (iii) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iii) above being collectively referred to as "RESTRICTED PAYMENTS"), unless, at the time of and after giving effect to such Restricted Payment:

                  (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (ii) the Company would, at the time of such Restricted Payment and after giving PRO forma effect thereto as if such Restricted Payment had been made at the beginning of the most recently completed Reference Period for which internal financial statements are available, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 10.1 above; and

                  (iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Closing Date (excluding Restricted Payments permitted by clauses (ii), (iii), (iv) and (v) of the next succeeding paragraph), is less than the sum, without duplication, of
         (i) 50% of Consolidated Net Income for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Closing Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if there is a Consolidated Net Deficit for such period, less 100% of such Deficit), PLUS (ii) 100% of the aggregate Net Cash Proceeds received by the Company since the Closing Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company), PLUS (iii) to the extent that any Restricted Investment that was made after the Closing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment.

         The foregoing provisions shall not prohibit (i) the payment of any Distribution within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions hereof;
(ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Indebtedness that is subordinated to the Notes or Equity Interests of the Company in exchange for, or out of the Net Cash Proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of, other Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such Net Cash Proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) (ii) of the preceding paragraph; (iii) the payment of any dividend (in cash or otherwise) by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis; (iv) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary of the Company, PROVIDED that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests of the Company or any Subsidiary shall not exceed $2,000,000 in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction; or (v) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Company may declare and pay dividends in cash on or in respect of any of its Equity Interests in an aggregate amount not to exceed $2,000,000 paid in any period of twelve (12) consecutive months.

         The Board of Directors of the Company may designate any Restricted Subsidiary (other than TransTechnology Engineered Components, LLC, a Delaware limited liability company, or TransTechnology Canada Corporation, an Ontario corporation) to be an Unrestricted Subsidiary if such designation would not cause a Default. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under clause (c) of this Section 10.4. All such outstanding Investments will be deemed to constitute investments in an amount equal to the greatest of (x) the net book value of such Investments at the time of such designation, (y) the fair market value of such Investments at the time of such designation and (z) the original fair market value of such investments at the time they were made. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors of the Company, whose resolution with respect thereto shall be delivered to the Administrative Agent, such determination to be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $5,000,000. Not later than the date of making any Restricted Payment, the Company shall deliver to the Administrative Agent an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 10.4 were computed, together with a copy of any opinion or appraisal required by this Section 10.4.

         10.5.  MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

                  10.5.1. MERGERS AND ACQUISITIONS. The Company will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, to convert the Company or any of its Subsidiaries from one form of corporate organization or partnership to another, or agree to or effect any asset acquisition or stock acquisition, other than:

                  (a) the acquisition of assets (other than assets which constitutes all or a substantial part of a business or division) in the ordinary course of business consistent with the past practices of the TransTechnology Group;

                  (b) Approved Acquisitions under and as defined in the Senior Credit Agreement, subject to fulfillment of the conditions set forth in the definition thereof in the Senior Credit Agreement;

                  (c) the merger or consolidation of one or more of the Subsidiaries of the Company with and into the Company; or

                  (d) the merger, conversion or consolidation of two or more Subsidiaries of the Company, provided that no such Subsidiary which prior to such merger or consolidation was a Guarantor shall, as a result of such merger, conversion or consolidation, cease to be a Guarantor.

         10.5.2. DISPOSITION OF ASSETS. The Company will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than:

                  (a) the disposition of assets (other than assets which constitutes all or a substantial part of a business or division) in the ordinary course of business, consistent with the past practices of the TransTechnology Group;

                  (b) the disposition of assets permitted under the Senior Credit Agreement; or

                  (c) any other disposition of assets, PROVIDED that: (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) upon completion of such disposition and after giving PRO FORMA effect thereto as if such disposition had been made at the beginning of the most recently completed Reference Period for which internal financial statements are available, the Company would have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 10.1 hereby, and (iii) the proceeds of such disposition are applied in compliance with Section 4.3 hereof.

         10.6. SALE AND LEASEBACK. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Company or Restricted Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that any member of the TransTechnology Group intends to use for substantially the same purpose as the property being sold or transferred unless (i) the Company or such Restricted Subsidiary could have incurred Indebtedness in an amount equal to the Indebtedness relating to such sale and leaseback transaction pursuant to the Fixed Charge Coverage Ratio test set forth in Section 10.1 above, (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Administrative Agent) of the property that is the subject of such sale and leaseback transaction, and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company or such

Restricted Subsidiary applies the proceeds of such transaction in compliance with, Section 4.3 above.

         10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company will not, and will not permit any of its Subsidiaries to, (i) construct or install on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (ii) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause any material release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Substances on, upon or into the Real Estate, or (iii) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would be in material violation of any Environmental Law or bring such Real Estate in material violation of any Environmental Law.

         10.8. EMPLOYEE BENEFIT PLANS. Neither the Company nor any ERISA Affiliate will:

         (a) engage in any "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Company or any of its Subsidiaries; or

         (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

         (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a Lien on the assets of the Company or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

         (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

         10.9. MAINTENANCE OF BUSINESS. The Company will not, and will not permit any of its Restricted Subsidiaries to, materially change the business of the Company or such Restricted Subsidiary from the Business.

                         11.  SUBORDINATION

         11.1. AGREEMENT TO SUBORDINATE. The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness, interest and other Obligations of any kind evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Section 11, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

         11.2. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of the Company or any Guarantor whether in cash, properties, securities or otherwise, in a liquidation or dissolution of the Company or any Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company, any Guarantor, or their property, an assignment for the benefit of creditors or any marshaling of the Company's or any Guarantor's assets and liabilities, the holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt whether or not allowed as a claim in any such proceeding) before the Holders of Notes will be entitled to receive any payment with respect to the Notes or under the Subsidiary Guarantee, and until all obligations with respect to Senior Debt are paid in full in cash, any distribution to which the Holders of Notes would be entitled shall be made to the holders of Senior Debt (except that Holders of Notes may receive and retain Permitted Junior Securities).

         To the extent any payment of Senior Debt (whether by or on behalf of the Company or any Subsidiary, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

         11.3. DEFAULT ON DESIGNATED SENIOR DEBT. The Company and the Guarantors shall not make any payment upon or in respect of the Notes or the Subsidiary Guarantees (except in Permitted Junior Securities) if (a) a default in the payment of the principal of, or premium, if any, or interest on, Senior Debt occurs and is continuing, or (b) any other default occurs and is continuing with respect to Designated Senior Debt that currently, or with the passage of time or giving of notice, permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and, in the case of any such default described in this clause (b), the Administrative Agent receives a notice of such default of the type referred to in this clause (b) (a "PAYMENT BLOCKAGE NOTICE") from the Company, the Senior Lender Representative, or the holders of any Designated Senior Debt. Payments on the Notes may and shall be resumed (i) in the case of a payment default, upon the date on which such default is cured or waived in writing by the holders of the applicable Senior Debt, and (ii) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived in writing by the holders of Designated Senior Debt or 179 days after the date on which the applicable Payment Blockage Notice is received by the Administrative Agent, unless the maturity of any Designated Senior Debt has been accelerated. No new period of payment blockage may be commenced under clause (ii) above unless and until (A) 360 days have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal of, and premium, if any, and interest on, the Notes that have come due have been paid in full in cash. No nonpayment default that existed and was continuing on the date of delivery of any Payment Blockage Notice to the Administrative Agent shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived in writing or cured for a period of not less than 90 days. In the event that the Company or any Guarantor makes any payment to any Holder of any Note prohibited by the foregoing, such payment will be required to be held in trust for and paid over to the holders of Senior Debt (or the Senior Lender Representative on behalf thereof).

         11.4. ACCELERATION. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of Senior Debt and the Senior Lender Representative of the acceleration.

         11.5. WHEN DISTRIBUTION MUST BE PAID OVER. In the event that the Administrative Agent or any Holder receives any payment of any Obligations with respect to the Notes at a time when the Administrative Agent or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 11.2 or Section 11.3 hereof, such payment shall be held by the Administrative Agent or such Holder, as the case may be, in trust for -the benefit of and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or the Senior Lender Representative on their behalf, for application to the payment of all obligations with respect to Senior Debt remaining unpaid, to the extent necessary to pay such obligations in full in cash in accordance with their terms after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. With respect to the holders of Senior Debt and the Senior Lender Representative, the Administrative Agent undertakes to perform only such obligations on the part of the Administrative Agent as are specifically set forth in this Section 11, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Agreement against the Administrative Agent. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Administrative Agent shall pay over or distribute to or on behalf of the Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Section 11.

         11.6. NOTICE BY COMPANY. The Company shall promptly notify the Administrative Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Section 11, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Section 11.

         11.7. SUBROGATION. After all Senior Debt is paid in full in cash and until the Notes are paid in full, Holders of Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this
Section 11 to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Company and the Holders, a payment by the Company on the Notes.

         11.8. RELATIVE RIGHTS. This Section 11 defines the relative rights of Holders of Notes and holders of Senior Debt. Nothing in this Agreement shall:

                  (1) impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

                  (2) affect the relative rights of Holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Debt;

                  (3) prevent the Administrative Agent or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes;

                  (4) prevent the Company from making any prepayment of the Notes required to be made pursuant to Section 4.4; or

                  (5) limit or restrict the conversion of the Bridge Notes to Term Notes pursuant to Section 2.4 or the conversion of Term Notes to Exchange Notes pursuant to Section 5.

         If the Company fails because of this Section 11 to pay principal of or interest on a Note or to comply with any of the conversion provisions hereof on the due date, the failure is still a Default or Event of Default hereunder.

         11.9. NO IMPAIRMENT BY COMPANY. No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Agreement. The Administrative Agent and the Holders agree that they will not challenge the validity, enforceability or perfection of any Senior Debt or the Liens, guarantees and security interests securing the same and that as between the holders of the Senior Debt on the one hand and the Administrative Agent and the Holders on the other, the terms hereof shall govern even if all or part of the Senior Debt or such Liens, guarantees and security interests are avoided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

         Without in any way limiting the generality of this Section 11.9, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Administrative Agent or the Holders, without incurring responsibility to the Administrative Agent or the Holders, and without impairing or releasing the subordination provided in this Section 11 or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, the Senior Credit Agreement or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured; (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and/or (d) exercise or refrain from exercising any rights against the Company, any Subsidiary thereof or any other Person.

         11.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of any Senior Debt, the distribution may be made and the notice given to the Senior Lender Representative. Upon any payment or distribution of assets of the Company referred to in this Section 11.10, the Administrative Agent and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Senior Lender Representative(s) or of the liquidating trustee or agent or other Person making any distribution to the Administrative Agent or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 11.10.

         11.11. RIGHTS OF ADMINISTRATIVE AGENT. Notwithstanding the provisions of this Section 11 or any other provision of this Agreement, the Administrative Agent shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Administrative Agent, and the Administrative Agent may continue to distribute payments on the Notes received by it, unless the Administrative Agent shall have received at its Head Office at least two Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Section 11. Only the Company or the Senior Lender Representative may give such notice. Nothing in this Section 11.12 shall impair the claims of, or payments to, the Administrative Agent under or pursuant to
Section 16 hereof. The Administrative Agent hereunder in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Administrative Agent. Any Agent may do the same with like rights.

         11.12. AUTHORIZATION TO EFFECT SUBORDINATION. Each Holder of Notes, by such Holder's acceptance thereof, authorizes and directs the Administrative Agent on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Section 11 and the subordination of the Subsidiary Guarantee as provided therein, and appoints the Administrative Agent to act as such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any Subsidiary (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings. If the Administrative Agent does not file a proper proof of claim or proof of debt in the form required in any bankruptcy, liquidation or other insolvency proceeding at least 30 days before the expiration of the time to file such claim, the Senior Lender Representative is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

         11.13. AMENDMENTS. The provisions of this Section 11 (including, without limitation, any definitions or other sections included by reference or incorporation) or the terms and conditions of the Subsidiary Guarantee shall not be amended or modified without the written consent of the holders of all Senior Debt.

                             12. CLOSING CONDITIONS.

         The obligations of the Lenders to make the Bridge Loan on the Closing Date shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

         12.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in form and substance satisfactory to each of the Lenders. Each of the Loan Documents (other than the Indenture and the Exchange Notes) shall be in full force and effect, and the Indenture and the Exchange Notes shall have been delivered in fully-executed form to the Escrow Agent. The Administrative Agent shall have received a fully executed copy of each such document.

         12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Lenders shall have received from the Company and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

         12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Company and each of its Subsidiaries of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

         12.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from the Company and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Company or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of the Company and such Subsidiary, each of the Loan Documents and the Tinnerman Acquisition Documents to which the Company or such Subsidiary is or is to become a party; and (ii) in the case of the Company, to give notices and to take other action on behalf of the Company under the Loan Documents.

         12.5. SENIOR LOAN DOCUMENTS; AVAILABILITY. The Senior Loan Documents shall be in full force and effect, all of the conditions precedent to the borrowing by the Company of a Term Loan in the principal amount of $50,000,000 and of Revolving Credit Loans of up to $200,000,00 (other than the effectiveness of this Agreement) shall have been fulfilled, and the Company shall have availability of at least $20,000,000 in Revolving Credit Loans under the Senior Credit Agreement, after completion of the Tinnerman Acquisition and the refinancing of the TransTechnology Group's existing credit facilities and all related transactions, and the drawdown of all loans in connection therewith.

         12.6. TINNERMAN ACQUISITION. All of the conditions precedent to the completion of the Tinnerman Acquisition in accordance with the Tinnerman Acquisition Agreement shall have been fulfilled.

         12.7. SOLVENCY CERTIFICATE. Each of the Lenders shall have received an officer's certificate of the Company dated as of the Closing Date as to the solvency of the Company and its Subsidiaries following the consummation of the transactions contemplated herein and in the Senior Loan Documents in form and substance satisfactory to the Lenders and the Administrative Agent.

         12.8. OPINIONS OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from:

         (a) Hahn Loeser & Parks LLP, counsel to the Company and its Subsidiaries in the United States; and

         (b) if requested by the Administrative Agent, such other local counsel to the Company in any jurisdiction where any of the Guarantors is organized.

         12.9. PAYMENT OF FEES. The Company shall have paid to the Administrative all fees payable pursuant under the Fee Letter, and shall have paid the reasonable fees and expenses of the Administrative Agent's Special Counsel incurred in connection with the preparation and negotiation of this Agreement and the other Loan Documents.

         12.10. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received disbursement instructions from the Company indicating that substantially all of the proceeds of the Bridge Loan are to be paid to Eaton Corporation in payment of the purchase price under the Tinnerman Acquisition Agreement.

                    13. CONDITIONS TO CLOSING AND CONVERSION.

         The obligations of the Lenders to make the Bridge Loan, to convert the Bridge Loan into the Term Loan, and to convert the Term Loan or any part thereof to Exchange Notes, shall also be subject to the satisfaction of the following conditions precedent:

         13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of the Company and any of its Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making or conversion of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such individual representations and warranties relate expressly to an earlier date) and no Default or shall have occurred and be continuing. Upon the request of the Administrative Agent, the Company shall have delivered to the Administrative Agent a certificate of the Company signed by an authorized officer of the Company to such effect.

         13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make or convert such Loan pursuant to the provisions of this Agreement.

         13.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System or any other applicable regulatory or supervisory body.

         13.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents, the Acquisition Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

         14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) the Company shall fail to pay any principal of the Notes when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) the Company or any of its Subsidiaries shall fail to pay any interest on the Notes, any Liquidated Damages under and as defined in the Registration Rights Agreement, or any fees or other sums due hereunder or under any of the other Loan Documents, within three (3) days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (c) any of the Company or its Subsidiaries shall fail to comply with any of its covenants contained in Section 9 or 10 or any of the covenants contained in any of the Loan Documents;

                  (d) the Company or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained herein (other than those specified elsewhere in this Section 14.1 or those which by their terms expressly exclude any grace period for any non-compliance therewith) for fifteen (15) days after written notice of such failure has been given to the Company by the Administrative Agent;

                  (e) any representation or warranty the Company or any of its Subsidiaries in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (f) the Company or any of its Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $5,000,000, or
         (ii) fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such borrowed money or credit received or in respect of such Capitalized Leases and the holder or holders thereof or of any obligations issued thereunder shall have accelerated the maturity thereof;

                  (g) any of the Company or its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Company or Subsidiary or of any substantial part of the assets of such Company or Subsidiary or shall commence any case or other proceeding relating to any of the Company or its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against or any of the Company or its Subsidiaries and any of the Company or its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five
         (45) days following the filing thereof;

                  (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Company or its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Company or its Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Company or its Subsidiaries that, with other outstanding final judgments, undischarged, against the Company and its Subsidiaries exceeds in the aggregate $5,000,000;

                  (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Holders (and, notwithstanding anything herein to the contrary, if any Guaranty shall be cancelled, terminated, revoked or rescinded without the consent of the Holders), or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Company or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (k) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Holders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Company or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $250,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                  (l) the Company or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order has a material adverse effect on the business or financial condition of the Company or such Subsidiary;

                  (m) there shall occur any material damage to, or loss, theft or destruction of, any property, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of the Company or its Subsidiaries, if such event or circumstance is not also covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Company or such Subsidiary;

                  (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Company or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Company or such Subsidiary; or

                  (o) any of the Company or its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any of the Company or its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Company or Subsidiary having a fair market value in excess of $5,000,000;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Holders shall, by notice in writing to the Company declare all amounts owing with respect to this Agreement, the Loans, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; provided that in the event of any Event of Default specified in Section 14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Holder.

         14.2. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Administrative Agent or the Majority Holders shall have accelerated the maturity of the Notes pursuant to Section 14.1, each Holder, if owed any amount with respect to the Notes, may, with the consent of the Majority Holders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Holder are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Holder. No remedy herein conferred upon any Holder or the Administrative Agent is intended to be exclusive of any other remedy herein or in any of the other Loan Documents and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

         14.3. DISTRIBUTION OF PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Holder, as the case may be, receives any monies in connection with the enforcement of any of the Loan Documents, such monies shall be distributed for application as follows, subject to Section 11:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or Liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Majority Holders may determine; provided, however, that distributions in respect of such obligations shall be made Obligations owing to the Holders with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Holders pro rata; and provided, further, that the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Holders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

                  (d) Fourth, the excess, if any, shall be returned to the Company or to such other Persons as are entitled thereto.

                              15.  SETOFF.

         During the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Holders to the Company and any securities or other property of the Company in the possession of such Holder may be applied to or set off by such Holder against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Company to such Holder. Each of the Holders agrees with each other Holder that (i) if an amount to be set off is to be applied to Indebtedness of the Company to such Holder, other than Indebtedness evidenced by the Notes held by such Holder, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Holder, and (ii) if such Holder shall receive from the Company, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Holder by proceedings against the Company at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Holder any amount in excess of its ratable portion of the payments received by all of the Holders with respect to the Notes held by all of the Holders, such Holder will make such disposition and arrangements with the other Holders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Holder receiving in respect of the Notes held by it, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Holder, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                          16. THE ADMINISTRATIVE AGENT.

         16.1.  AUTHORIZATION.

                  (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and Holders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

                  (b) The relationship between the Administrative Agent and each of the Lenders and Holders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders and Holders. Nothing contained in this Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders and Holders.

                  (c) As an independent contractor empowered by the Lenders and Holders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders and Holders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and Holders and the

         Administrative Agent with respect to all security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and Holders and the Administrative Agent.

         16.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Company.

         16.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         16.4. NO REPRESENTATIONS. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Company or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Company or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Company or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders or the Holders, with respect to the credit worthiness or financial conditions of the Company or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or Holder, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

         16.5.  PAYMENTS.

                  16.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Company to the Administrative Agent hereunder, under the Notes or under any of the other Loan Documents for the account of any Lender or Holder shall constitute a payment to such Lender or Holder. The Administrative Agent agrees promptly to distribute to each Holder such Holder's pro rata share of payments received by the Administrative Agent for the account of the Lenders or Holders, except as otherwise expressly provided herein or in any of the other Loan Documents.

                  16.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  16.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Administrative Agent its pro rata share of any Loan, or (iii) to comply with the provisions of Section 15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Company, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         16.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         16.7. INDEMNITY. The Holders ratably agree hereby to indemnify and hold harmless the Administrative Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Company as required by Section 17), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         16.8. ADMINISTRATIVE AGENT AS LENDER AND HOLDER. In its individual capacity, BankBoston shall have the same obligations and the same rights, powers and privileges in respect of its Commitments and the Loans made by it and as the holder of any of the Notes, as it would have were it not also the Administrative Agent.

         16.9. RESIGNATION OF ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Holders and the Company. Upon any such resignation, the Majority Holders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Company. If no successor Administrative Agent shall have been so appointed by the Majority Holders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Holders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                               17.  EXPENSES.

         The Company agrees to pay (i) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders or Holders (other than taxes based upon the Administrative Agent's or any Lender's or Holder's net income) on or with respect to the transactions contemplated by this Agreement (the Company hereby agreeing to indemnify the Administrative Agent and each Lender and Holder with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder,
(iv) the fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums, asset and/or collateral examiners' and commercial finance examiners' fees and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any funds; and (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or Holder or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or Holder or the Administrative Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Company or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or Holder's or the Administrative Agent's relationship with the Company or any of its Subsidiaries. The covenants of this Section 17 shall survive payment or satisfaction of all other Obligations.

                               18.  INDEMNIFICATION.

         The Company agrees to indemnify and hold harmless the Administrative Agent, the Arranger and each of the Lenders and Holders, and their respective shareholders, directors, agents, officers, Subsidiaries and Affiliates (each, an "Indemnified Party") from and against any and all claims, actions, suits or causes of action whether groundless or otherwise, and from and against any and all liabilities, losses, damages, settlement payments, obligations, and reasonable costs and expenses of every nature and character arising out of this Agreement, the Notes or any of the other Loan Documents or the transactions contemplated hereby or thereby, including, without limitation, (i) any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the Loans, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent or any Lender or Holder upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Company or any of its Subsidiaries, (iv) the Company or any of its Subsidiaries entering into or performing this Agreement, the Notes or any of the other Loan Documents, or (v) with respect to the Company and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, but excluding any such liabilities, losses, damages, settlement payments, obligations, costs and expenses resulting from the gross negligence or willful misconduct of the applicable Indemnified Party. In litigation, or the preparation therefor, each of the Lenders or Holders, the Arranger and the Administrative Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Company agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Company under this Section 18 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 18 shall survive payment or satisfaction in full of all other Obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Company or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders, the Holders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by any of the Lenders of any of the Loans as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans, and for such further time as may be otherwise expressly specified in this Agreement. All statements contained in any certificate or other paper delivered to any Lender or Holder or the Administrative Agent at any time by or on behalf of the Company or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Company or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

         20.1. CONDITIONS TO ASSIGNMENT. Except as provided herein, each Lender and/or Holder may assign all or a portion of its interests, rights and obligations as a Lender or Holder under this Agreement (including all or a portion of any such

Lender's Commitment Percentage and Commitment, and the same portion of the Loans at the time owing to any such Lender or Holder and the Notes held by any such Lender or Holder); provided that (a) any such assignment of a Lender's Commitment Percentage and Commitment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations as a Lender under this Agreement, (b) each assignment shall be in an amount that is at least $500,000 or a greater multiple of $100,000, PROVIDED, however, that assignments that are made on the same day to two or more Related Funds may be treated as a single assignment for purposes of the minimum amount, and (c) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Note Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT H hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in any such Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender and Holder hereunder, and (ii) the assigning Lender or Holder shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 20.3, be released from its obligations under this Agreement.

         20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender or Holder makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes, the other Loan Documents or any other instrument or document furnished pursuant hereto,

                  (b) the assigning Lender or Holder makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Company and any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement, the Notes or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 8.4 and Section 9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Lender or Holder, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (e) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Holder; and

                  (g) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

         20.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Note Register") for the recordation of (a) the names and addresses of the Lenders and Holders, (b) the Commitment Percentages of each of the Lenders, and
(c) the Notes held by each of the Holders from time to time. The entries in the Note Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and each of the Lenders and Holders may treat each Person whose name is recorded in the Note Register as a Lender and Holder hereunder for all purposes of this Agreement. The Note Register shall be available for inspection by the Company and the Holders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, other than the recordations of transfers from the original Lenders or from a Lender to an Affiliate or a Related Fund of such Lender, the assigning Holder agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

         20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (i) record the information contained therein in the Note Register, and (ii) give prompt notice thereof to the Company and the Holders (other than the assigning Holder). Within five (5) Business Days after receipt of such notice, the Company, at its own expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Holder has retained some portion of its obligations hereunder, a new Note or Notes to the order of the assigning Holder in an amount equal to the amount of the Loans retained by it. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Upon the request of the recipient of new Notes or the Administrative Agent, within five (5) days of issuance of such new Notes pursuant to this Section 20.4, the Company shall deliver an opinion of counsel, which may be the general counsel of the Company, addressed to the recipients of the new Notes and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the recipients of the new Notes, the Administrative Agent and the Administrative Agent's Special Counsel. The surrendered Notes shall be cancelled and returned to the Company.

         20.5. PARTICIPATIONS. Each Holder may sell participations to one or more banks or other entities in all or a portion of such Holder's rights and obligations under this Agreement and the other Loan Documents; provided that (i) any such sale or participation shall not affect the rights and duties of the selling Holder hereunder to the Company, and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Notes or extend any regularly scheduled payment date for principal or interest.

         20.6. DISCLOSURE. The Company agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender or Holder may disclose information obtained by such Lender or Holder pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and (iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

         20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE COMPANY. If any assignee Holder is an Affiliate of the Company, then any such assignee Holder shall have no right to vote as a Holder hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section
14.1 or Section 14.2, and the determination of the Majority Holders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Holder's interest in any of the Notes. If any Holder sells a participating interest in any of the

Notes to a participant, and such participant is the Company or an Affiliate of the Company, then such transferor Holder shall promptly notify the Administrative Agent of the sale of such participation. A transferor Holder shall have no right to vote as a Holder hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 14.1 or Section 14.2 to the extent that such participation is beneficially owned by the Company or any Affiliate of the Company, and the determination of the Majority Holders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Holder in the Notes to the extent of such participation.

         20.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Holder shall retain its rights to be indemnified pursuant to Section 17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Holder is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder, under the Notes or under any of the other Loan Documents for its account, deliver to the Company and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If the Reference Bank transfers all of its interest, rights and obligations under this Agreement, the Administrative Agent shall, in consultation with the Company and with the consent of the Company and the Majority Holders, appoint another financial institution to act as the Reference Bank hereunder, and in the absence of such consent the Administrative Agent shall act as Reference Bank. Anything contained in this Section 20 to the contrary notwithstanding, any Holder may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Holder from its obligations hereunder or under any of the other Loan Documents.

         20.9. ASSIGNMENT BY THE COMPANY. The Company shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Holders.

                                21. NOTICES, ETC.

         Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail or, if either the Person giving the notice or the Person being notified is outside the United States, by registered or recorded-delivery air mail, in each case postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the Company, at TransTechnology Corporation, 150 Allen Road, Liberty Corner, New Jersey 07938, U.S.A., Attention: Gerald
         C. Harvey, Esq., Vice President, Secretary and General Counsel, or at such other address for notice as the Company shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Maura C. Wadlinger, Vice President, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice;

                  (c) if to any Lender or Holder, at such Lender's or Holder's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender or Holder shall have last furnished in writing to the Person giving the notice; and

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile,
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof, and (iii) if sent by registered or recorded-delivery air mail, on the fifth Business Day following the mailing thereof.

                               22. GOVERNING LAW.

         THIS AGREEMENT, THE NOTES AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT, OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE COMPANY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON IT BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21. THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                               23.  HEADINGS.

         The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                           24.  COUNTERPARTS.

         This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

                            26. WAIVER OF JURY TRIAL.

         The Company and each of the Lenders hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Company hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that no representative, agent or attorney of any Lender, Holder or the Administrative Agent has represented, expressly or otherwise, that such Lender, Holder or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that each of the Administrative Agent and the Lenders and Holders has been induced to enter into this Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         27.1.  VOTING PROCEDURES.

         (a) Except as set forth in clauses (b) - (e) below, any term, covenant, agreement or condition of this Agreement or any of the Loan Documents may be amended or waived and any departure therefrom may be consented to by the Majority Holders if, but only if, such amendment, waiver or consent is in writing signed by the Majority Holders and, in the case of an amendment (other than an amendment described in Section 27.2), by the Company and, in any such event, the failure to observe, perform or discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Anything herein to the contrary notwithstanding, the Majority Holders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default and shall have the right to enter into an agreement with the Company providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without waiving any Default or Event of Default.

         (b) Except as otherwise set forth in this Agreement, without the prior written consent of the Holders of such Note, no amendment, consent or waiver shall extend the originally scheduled time or times of payment of the principal of any Note or alter the time or times of payment of interest on such Note or the amount of the principal thereof or the rate of interest thereon or permit any subordination of the principal or interest on any such Note other than as expressly provided in Section 11.

         (c) Except as otherwise set forth in this Agreement, (i) without the prior written consent of each Lender, no amendment, consent or waiver shall affect the amounts or extend the time of any of the Lenders' Commitments and
(ii) without the prior written consent of the Administrative Agent, no amendment, consent or waiver shall affect the right or duties of the Administrative Agent, including without limitation the provisions of Section 16.

         (d) No Restricted Subsidiary of the Company which is a "significant subsidiary" (as defined in Regulation S-X under the Securities Exchange Act of 1934) shall be released from the Subsidiary Guaranty without the prior unanimous written consent of each of the Holders pursuant to this Section 27.1(d).

         (e) Neither the definition of "Majority Holders", nor the provisions of this Section 27.1, may be amended without the prior unanimous written consent of each of the Holders.

         27.2. COMPANY'S CONSENT NOT REQUIRED FOR CERTAIN AMENDMENTS. Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, no consent, written or otherwise, of the Company shall be necessary or required in connection with any amendment to Section 16, and any such amendment shall be effected solely by and among Administrative Agent and the Holders, provided that no such amendment shall impose any obligation on the Company.

         27.3. COURSE OF DEALING. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender or Holder in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Company shall entitle the Company to other or further notice or demand in similar or other circumstances.

                                28.  SEVERABILITY.

         The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         29.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

         29.1. SHARING OF INFORMATION WITH SECTION 20 SUBSIDIARY. The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries, in connection with this Agreement or otherwise, by a Section 20 Subsidiary. The Company, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Administrative Agent, each Lender and each Holder any information delivered to such Section 20 Subsidiary by the Company or any of its Subsidiaries, and (b) the Administrative Agent, each Lender and each Holder to share with such Section 20 Subsidiary any information delivered to the Administrative Agent, such Lender or such Holder by the Company or any of its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement or of such Holder to purchase any Note; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

         29.2. CONFIDENTIALITY. Each of the Lenders, the Holders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Company or any of its Subsidiaries pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to any of the Lenders, the Holders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information
(a) after such information shall have become public other than through a violation of this Section 29, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel, auditors or accounts for any of the Lenders, the Holders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any of the Lenders, the Holders or the Administrative Agent, (e) to the Administrative Agent, any Lender, any Holder or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Lender or such Holder as provided in Section
29.1 or (h) to any assignee! or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 20.6.

         29.3. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders, the Holders and the Administrative Agent shall, prior to disclosure thereof, notify the Company of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender, such Holder or the Administrative Agent by such governmental agency) or pursuant to legal process, and shall consult with the Company on the advisability of taking legally available steps to resist or narrow any such request. In the event that such steps are not available or effective, or are deemed inadvisable by counsel to such Lender, such Holder or the Administrative Agent, as the case may be, or in the event that the Company waives compliance with the provisions of this Section 29.3, such Lender, such Holder or the Administrative Agent, and/or its respective representatives, as the case may be, may disclose to any tribunal only that portion of such non-public information which it is advised by counsel is legally required to be disclosed, and shall exercise reasonable efforts to obtain assurances that confidential treatment will be accorded such non-public information.

         29.4. OTHER. In no event shall any Lender, Holder or the Administrative Agent be obligated or required to return any materials furnished to it or any
Section 20 Subsidiary by the Company or any of its Subsidiaries which such Lender, Holder Section 20 Subsidiary or Administrative Agent is required to retain pursuant to any requirement of law or rule or regulation of any governmental agency. The obligations of each Lender and each Holder under this
Section 29 shall supersede and replace the obligations of such Lender or such Holder under any confidentiality letter in respect of this financing signed and delivered by such Lender or such Holder to the Company prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Notes from any Lender or any Holder.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                       TRANSTECHNOLOGY CORPORATION


                                       By: /s/ Joseph F. Spanier
                                          --------------------------------------
                                            Name: Joseph F. Spanier
                                            Title: Vice President & CFO


                                       BANKBOSTON, N.A., individually and as
                                       Administrative Agent


                                       By: /s/ Robert W. MacElhiney
                                          --------------------------------------
                                            Name: Robert W. MacElhiney
                                            Title: Vice President


                                       ABN AMRO BANK N.V.


                                       By: /s/ Lisa Megeaski
                                          --------------------------------------
                                            Name: Lisa Megeaski
                                            Title: Vice President


                                       By: /s/ Edward D. Puckhaber
                                          --------------------------------------
                                            Name: Edward D. Puckhaber
                                            Title: Assistant Vice President


                                       FIRST CHICAGO CAPITAL CORPORATION


                                       By: /s/ Kevin J. Rooney
                                          --------------------------------------
                                            Name: Kevin Rooney
                                            Title: Director

                                                                   EXHIBIT A

PAYMENT OF THIS BRIDGE NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OR CASH EQUIVALENTS OF ALL SENIOR DEBT, AS DEFINED IN THAT CERTAIN PURCHASE AGREEMENT REFERRED TO BELOW, A COPY OF WHICH WILL BE MADE AVAILABLE TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE ADMINISTRATIVE AGENT.

                               FORM OF BRIDGE NOTE

$[___________]                                       _____________ __, ____"

         FOR VALUE RECEIVED, the undersigned TRANSTECHNOLOGY CORPORATION, a Delaware corporation ("TransTechnology"), hereby promises to pay (without setoff or counterclaim) to the order of [INSERT LENDER], a [insert entity] (the "Lender"), at the Administrative Agent's Head Office (as defined in the Purchase Agreement referred to below):

                  (a) prior to or on August __, 2004" \@ "MMMM d, yyyy" \* charformat August __, 2000 the principal amount of [INSERT AMOUNT] DOLLARS ($____), evidencing the portion of the Bridge Loan made by the Lender to TransTechnology pursuant to the Senior Subordinated Note Purchase Agreement dated as of August 31, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Purchase Agreement"), by and among TransTechnology, the lending institutions party thereto (the "Lenders"), and BankBoston, N.A., as administrative agent for the Lenders (the "Administrative Agent");

                  (b) the principal outstanding hereunder from time to time at the times provided in the Purchase Agreement; and

                  (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Purchase Agreement.

         This Note evidences borrowings under and has been issued by TransTechnology in accordance with the terms of the Purchase Agreement. The Lender and any holder hereof is entitled to the benefits of the Purchase Agreement and the other Loan Documents, and may enforce the agreements of TransTechnology contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Purchase Agreement.

         TransTechnology irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Lender's portion of the Bridge Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to its portion of the Bridge Loan shall be PRIMA FACIE evidence of the principal amount of the Lender's portion of the Bridge Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of TransTechnology hereunder or under the Purchase Agreement to make payments of principal of and interest on this Note when due.

         TransTechnology has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Purchase Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         TransTechnology and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         This Note is subject to conversion into a Term Note on the terms and conditions specified in the Purchase Agreement.

         THIS NOTE AND THE OBLIGATIONS OF TRANSTECHNOLOGY HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). TRANSTECHNOLOGY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON TRANSTECHNOLOGY BY MAIL AT THE ADDRESS SPECIFIED IN SS.21 OF THE PURCHASE AGREEMENT. TRANSTECHNOLOGY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         TRANSTECHNOLOGY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed under seal in its corporate name by its duly authorized officer as of the day and year first above written.



                               TRANSTECHNOLOGY CORPORATION



                               By: _____________________________________________
                                     Name:
                                     Title:

                  Amount          Amount of        Balance of
              of Bridge Loan    Principal Paid      Principal     Notation
      Date                        or Prepaid         Unpaid       Made By:
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
                                                               EXHIBIT B

PAYMENT OF THIS TERM NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OR CASH EQUIVALENTS OF ALL SENIOR DEBT, AS DEFINED IN THAT CERTAIN PURCHASE AGREEMENT REFERRED TO BELOW, A COPY OF WHICH WILL BE MADE AVAILABLE TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE ADMINISTRATIVE AGENT.

                                FORM OF TERM NOTE

$[___________]                                       _____________ __, ____

         FOR VALUE RECEIVED, the undersigned TRANSTECHNOLOGY CORPORATION, a Delaware corporation ("TransTechnology"), hereby promises to pay (without setoff or counterclaim) to the order of [INSERT LENDER], a [insert entity] (the "Lender"), at the Administrative Agent's Head Office (as defined in the Purchase Agreement referred to below):

                  (a) prior to or on August __, 2004" \@ "MMMM d, yyyy" \* charformat August __, 2009 the principal amount of [INSERT AMOUNT] DOLLARS ($____), evidencing the portion of the Term Loan made by the Lender to TransTechnology pursuant to the Senior Subordinated Note Purchase Agreement dated as of August 31, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Purchase Agreement"), by and among TransTechnology, the lending institutions party thereto (the "Lenders"), and BankBoston, N.A., as administrative agent for the Lenders (the "Administrative Agent");

                  (b) the principal outstanding hereunder from time to time at the times provided in the Purchase Agreement; and

                  (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Purchase Agreement.

         This Note evidences borrowings under and has been issued by TransTechnology in accordance with the terms of the Purchase Agreement. The Lender and any holder hereof is entitled to the benefits of the Purchase Agreement and the other Loan Documents, and may enforce the agreements of TransTechnology contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Purchase Agreement.

         TransTechnology irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Lender's portion of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to its portion of the Term Loan shall be prima facie evidence of the principal amount of the Lender's portion of the Term Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of TransTechnology hereunder or under the Purchase Agreement to make payments of principal of and interest on this Note when due.

         TransTechnology has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Purchase Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         TransTechnology and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF TRANSTECHNOLOGY HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). TRANSTECHNOLOGY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON TRANSTECHNOLOGY BY MAIL AT THE ADDRESS SPECIFIED IN SS.21 OF THE PURCHASE AGREEMENT. TRANSTECHNOLOGY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         TRANSTECHNOLOGY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS

HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed under seal in its corporate name by its duly authorized officer as of the day and year first above written.



                                  TRANSTECHNOLOGY CORPORATION



                                  By: __________________________________________
                                      Name:
                                      Title:

                  Amount          Amount of        Balance of
              of Term Loan      Principal Paid      Principal     Notation
      Date                        or Prepaid         Unpaid       Made By:
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
                                       EXHIBIT C
                             [FORM OF EXCHANGE NOTE]

                                 (Face of Note)

================================================================================

                                                                 CUSIP #______

            [Series A] [Series B] Senior Subordinated Notes due 2009

No.__                                                            $_____

                           TransTechnology Corporation

promises to pay to______________________________________________

or registered assigns,

the principal sum of________________________________________

Dollars on ________, 2009.

Interest Payment Dates:  August 31, November 30, February 28 and May 31

Record Dates:  August 15, November 15, February 14 and May 15


                                           DATED: ____________, 200_

                                           TRANSTECHNOLOGY CORPORATION

                                           BY:
                                              ------------------------------
                                               Name:
                                               Title:

                                                             (SEAL)

This is one of the [Global]
Notes referred to in the
within-mentioned Indenture:

State Street Bank and Trust Company,
as Trustee

By:
   ---------------------------
   Name:
   Title:


================================================================================

                                 (Back of Note)

            [Series A] [Series B] Senior Subordinated Notes due 2009

[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

[INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. TransTechnology Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at [if subject to the Fixed Rate, insert Fixed Rate][the Variable Rate, as defined in the Indenture to which this Note is subject]% per annum from __________________ until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually on August 31, November 31, February 28 and May 31 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand to the extent lawful at a rate that is 2% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the August 15, November 15, February 14, or May 15 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest and Liquidated Damages on the Notes will be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium, interest and Liquidated Damages with respect to Notes the Holders of which have given wire transfer instructions to the Company prior to the Record Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Company, the Company's office or agency in New York will be the office of the Trustee maintained for such purpose. The Notes will be issued in denominations of $1,000 and integral multiples thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE AND SUBORDINATION. The Company issued the Notes under an Indenture dated as of August 31, 2000 ("the Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company limited to $75.0 million in aggregate principal amount.

         The payment of the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full in cash or cash equivalents of all Senior Debt.

         5.    OPTIONAL REDEMPTION.

         (a) The Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 10 nor more than 30 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages under and as defined in the Registration Right Agreement referred to below with respect thereto, to the applicable redemption date.

         (b) Notwithstanding the provisions of clause (a), any Notes held by a Fixed Rate Holder (as defined in the Indenture) shall not be subject to redemption at the Company's option until August 31, 2005, and from and after August 31, 2005 the amount required to be paid in redemption of any such Note shall be equal to the outstanding principal amount thereof, PLUS any accrued but unpaid interest and Liquidated Damages thereon, to the applicable redemption date, PLUS a premium equal to the product of (i) the principal amount of such Note multiplied by (ii) the percentage calculated by multiplying (A) the fixed interest rate applicable to such Note by (B) the percentage set forth in the table below opposite the period in which such redemption occurs:

                          Period                             Percentage
                          ------                             ----------

         From and including August 31, 2005 through                 50%
         August 30, 2006

         From and including August 31, 2006 through              33.33%
         August 30, 2007

         From and including August 31, 2007 through              16.66%
         August 30, 2008

         From and including August 31, 2008 through                  0%
         August 30, 2009

         6.    MANDATORY REDEMPTION.

         Except as set forth in Paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

         7.    REPURCHASE AT OPTION OF HOLDER.

         (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 15 Business Days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         (b) If the Company or a Restricted Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $5.0 million the Company will be required to make an offer to all Holders of Notes and all holders of other pari passu Indebtedness containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture and such other Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. Notes in denominations larger than $1,000 may be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company or the Registrar is not required to transfer or exchange any Note selected for redemption. Also, the Company or the Registrar is not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding

Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company or any of its Subsidiaries for 30 days after notice to comply with Section 4.07, 4.09, 4.10 or 4.15 of the Indenture; (iv) failure by the Company or any of its Subsidiaries for 60 days after notice to comply with any of its other agreements in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more (other than Existing Indebtedness to the extent it is secured by or paid by the drawing against a letter of credit permitted to be issued under the Indenture); (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries as set forth in the Indenture; and (viii) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid in any material respect or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Company, any Significant Subsidiary or any group of Subsidiaries, that taken together would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

         14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Subsidiary Guarantees, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of August 31, 1999, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  TransTechnology Corporation
                  150 Allen Road
                  Liberty Corner, NJ  07893
                  Attention:  Chief Financial Officer

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to



--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------



Date:________________                Your Signature:_________________________
                                                    (Sign exactly as your name
                                                    appears on the Note)

SIGNATURE GUARANTEE:


-------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the box below:

         [ ] Section 4.10          [ ] Section 4.15

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $_____


Date:______              Your Signature:______________________________
                                        (Sign exactly as your name appears on
                                        the Note)

                         Tax Identification No:________________________

SIGNATURE GUARANTEE

_____________________________
Participant in a Recognized Signature
Guarantee Medallion Program

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

         The following changes of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:




                       Amount of          Amount of       Principal Amount
                      decrease in        increase in           of this              Signature of
                       Principal          Principal          Global Note         authorized officer
                       Amount of          Amount of         following such         of Trustee or
Date of Exchange   this Global Note   this Global Note   decrease (or increase)      Custodian
----------------   ----------------   ----------------   ----------------------  ------------------



(1) This should be included only if the Note is issued in global form.

                                                                      EXHIBIT D
-------------------------------------------------------------------------------



                           TRANSTECHNOLOGY CORPORATION

                              SERIES A AND SERIES B
                       SENIOR SUBORDINATED NOTES DUE 2009






                                    INDENTURE




                    ---------------------------------------


                           Dated as of August 31, 2000

                    ---------------------------------------






                       STATE STREET BANK AND TRUST COMPANY
                                     Trustee


-------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

(a)      TRUST INDENTURE

Act Section                                                                               Indenture Section
310(a)(1)........................................................................................7.10
(a)(2)...........................................................................................7.10
(a)(3)...........................................................................................N.A.
(a)(4)...........................................................................................N.A.
(a)(5)...........................................................................................7.10
(i)(b)...........................................................................................7.10
(ii)(c)..........................................................................................N.A.
311(a)...........................................................................................7.11
(b)..............................................................................................7.11
(iii(c)..........................................................................................N.A.
312(a)...........................................................................................2.05
(b)..............................................................................................11.03
(iv)(c)..........................................................................................11.03
313(a)...........................................................................................7.06
(b)(2)...........................................................................................7.07
(v)(c)...........................................................................................7.06;
                                                                                                 12.02
(vi)(d)..........................................................................................7.06
314(a)...........................................................................................4.03;
                                                                                                 12.02
(c)(1)...........................................................................................12.04
(c)(2)...........................................................................................12.04
(c)(3)...........................................................................................N.A.
(vii)(e).........................................................................................11.05
(f)..............................................................................................NA
315 (a)..........................................................................................7.01
(b)..............................................................................................7.05,
                                                                                                 12.02
(A)(c)...........................................................................................7.01
(d)..............................................................................................7.01
(e)..............................................................................................6.11
316 (a)(last sentence)...........................................................................2.09
(a)(1)(A)........................................................................................6.05
(a)(1)(B)........................................................................................6.04
(a)(2)...........................................................................................N.A.
(b)..............................................................................................6.07
(B)(c)...........................................................................................2.12
317(a)(1)........................................................................................6.08
(a)(2)...........................................................................................6.09
(b)..............................................................................................2.04
318 (a)..........................................................................................12.01
(b)..............................................................................................N.A.
(c)..............................................................................................12.01
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                     PAGE
ARTICLE 1. DEFINITIONS AND INCORPORATION BY
REFERENCE...............................................................................................1
         Section 1.01.         Definitions..............................................................1
         Section 1.02.         Other Definitions........................................................19
         Section 1.03.         Terms of Tia.............................................................19
         Section 1.04.         Rules of Construction....................................................20

ARTICLE 2. THE NOTES....................................................................................20
         Section 2.01.         Form and Dating..........................................................20
         Section 2.02.         Execution and Authentication.............................................22
         Section 2.03.         Registrar and Paying Agent...............................................22
         Section 2.04.         Paying Agent to Hold Money in Trust......................................23
         Section 2.05.         Holder Lists.............................................................23
         Section 2.06.         Transfer and Exchange....................................................24
         Section 2.07.         Replacement Notes........................................................28
         Section 2.08.         Outstanding Notes........................................................28
         Section 2.09.         Treasury Notes...........................................................29
         Section 2.10.         Temporary Notes..........................................................29
         Section 2.11.         Cancellation.............................................................29
         Section 2.12.         Defaulted Interest.......................................................30
         SECTION 2.13          Special Transfer Provisions..............................................30

ARTICLE 3. REDEMPTION AND PREPAYMENT....................................................................34
         Section 3.01.         Notices to Trustee.......................................................34
         Section 3.02.         Selection of Notes to Be Redeemed........................................34
         Section 3.03.         Notice of Redemption.....................................................35
         Section 3.04.         Effect of Notice of Redemption...........................................36
         Section 3.05.         Deposit of Redemption Price..............................................36
         Section 3.06.         Notes Redeemed in Part...................................................36
         Section 3.07.         Optional Redemption......................................................36
         Section 3.08.         Mandatory Redemption.....................................................37
         Section 3.09.         Offer to Purchase by Application of Excess Proceeds......................37

ARTICLE 4. COVENANTS....................................................................................39
         Section 4.01.         Payment of Notes.........................................................39
         Section 4.02.         Maintenance of Office or Agency..........................................40
         Section 4.03.         Reports..................................................................40
         Section 4.04.         Compliance Certificate...................................................41
         Section 4.05.         Taxes....................................................................42
         Section 4.06.         Stay, Extension and Usury Laws...........................................42

                                       ii

         Section 4.07.         Restricted Payments......................................................43
         Section 4.08.         Dividend and Other Payment Restrictions Affecting Subsidiaries...........45
         Section 4.09.         Incurrence of Indebtedness and Issuance of Preferred Stock...............46
         Section 4.10.         Asset  Sales.............................................................49
         Section 4.11.         Transactions with Affiliates.............................................50
         Section 4.12.         Liens....................................................................51
         Section 4.13.         No Senior Subordinated Debt..............................................51
         Section 4.14.         Corporate Existence......................................................51
         Section 4.15.         Offer to Repurchase Upon Change of Control...............................52
         Section 4.16.         Payments for Consent.....................................................53
         Section 4.17.         Additional Subsidiary Guarantees.........................................53

ARTICLE 5. SUCCESSORS...................................................................................53
         Section 5.01.         Merger, Consolidation, or Sale of Assets.................................53
         Section 5.02.         Successor Corporation Substituted........................................54

ARTICLE 6. DEFAULTS AND REMEDIES........................................................................54
         Section 6.01.         Events of Default........................................................54
         Section 6.02.         Acceleration.............................................................56
         Section 6.03.         Other Remedies...........................................................57
         Section 6.04.         Waiver of Past Defaults..................................................57
         Section 6.05.         Control by Majority......................................................57
         Section 6.06.         Limitation on Suits......................................................58
         Section 6.07.         Rights of Holders of Notes to Receive Payment............................58
         Section 6.08.         Collection Suit by Trustee...............................................58
         Section 6.09.         Trustee May File Proofs of Claim.........................................59
         Section 6.10.         Priorities...............................................................59
         Section 6.11.         Undertaking for Costs....................................................60

ARTICLE 7. TRUSTEE......................................................................................60
         Section 7.01.         Duties of Trustee........................................................60
         Section 7.02.         Rights of Trustee........................................................61
         Section 7.03.         Individual Rights of Trustee.............................................62
         Section 7.04.         Trustee's Disclaimer.....................................................62
         Section 7.05.         Notice of Defaults.......................................................62
         Section 7.06.         Reports by Trustee to Holders of the Notes...............................63
         Section 7.07.         Compensation and Indemnity...............................................63
         Section 7.08.         Replacement of Trustee...................................................64
         Section 7.09.         Successor Trustee by Merger, etc.........................................65
         Section 7.10.         Eligibility; Disqualification............................................65
         Section 7.11          Preferential Collection of Claims Against Company........................66

                                      iii

ARTICLE 8.  [intentionally omitted].....................................................................66

ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER.............................................................66
         Section 9.01.         Without Consent of Holders of Notes......................................66
         Section 9.02.         With Consent of Holders of Notes.........................................67
         Section 9.03.         Compliance with Trust Indenture Act......................................68
         Section 9.04.         Revocation and Effect of Consents........................................68
         Section 9.05.         Notation on or Exchange of Notes.........................................69
         Section 9.06.         Trustee to Sign Amendments, etc..........................................69

ARTICLE 10. SUBORDINATION...............................................................................69
         Section 10.01.        Agreement to Subordinate.................................................69
         Section 10.02.        Certain Definitions......................................................70
         Section 10.03.        Liquidation; Dissolution; Bankruptcy.....................................70
         Section 10.04.        Default on Designated Senior Debt........................................71
         Section 10.05.        Acceleration of Securities...............................................72
         Section 10.06.        When Distribution Must Be Paid over......................................72
         Section 10.07.        Notice by Company........................................................73
         Section 10.08.        Subrogation..............................................................73
         Section 10.09.        Relative Rights..........................................................73
         Section 10.10.        Subordination May Not Be Impaired by Company.............................74
         Section 10.11.        Distribution or Notice to Representative.................................74
         Section 10.12.        Rights of Trustee and Paying Agent.......................................75
         Section 10.13.        Authorization to Effect Subordination....................................75
         Section 10.14.        Amendments...............................................................75

ARTICLE 11. SUBSIDIARY GUARANTEES.......................................................................76
         Section 11.01.        Guarantee................................................................76
         Section 11.02.        Subordination of Subsidiary Guarantee....................................77
         Section 11.03.        Limitation on Guarantor Liability........................................77
         Section 11.04.        Execution and Delivery of Subsidiary Guarantee...........................78
         Section 11.05.        Guarantors May Consolidate, etc., on Certain Terms.......................78
         Section 11.06.        Releases Following Sale of Assets or capital stock.......................79

ARTICLE 12. MISCELLANEOUS...............................................................................79
         Section 12.01.        Trust Indenture Act Controls.............................................79
         Section 12.02.        Notices..................................................................79
         Section 12.03.        Communication by Holders of Notes with Other Holders of Notes............81
         Section 12.04.        Certificate and Opinion as to Conditions Precedent.......................81
         Section 12.05.        Statements Required in Certificate or Opinion............................81
         Section 12.06.        Rules by Trustee and Agents..............................................82
         Section. 12.07.       No Personal Liability of Directors, Officers, Employees and Stockholders.82

                                       iv

         Section 12.08.        Governing Law............................................................82
         Section 12.09.        No Adverse Interpretation of Other Agreements............................82
         Section 12.10.        Successors...............................................................82
         Section 12.11.        Severability.............................................................83
         Section 12.12.        Counterpart Originals....................................................83
         Section 12.13.        Table of Contents, Headings, etc.........................................83

EXHIBITS
Exhibit A-1       FORM OF NOTE
Exhibit A-2       FORM OF REGULATION S TEMPORARY GLOBAL NOTE
Exhibit B         FORM OF CERTIFICATE OF TRANSFER
Exhibit C         FORM OF CERTIFICATE OF EXCHANGE
Exhibit D         FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL ACCREDITED
                   INVESTOR
Exhibit E         FORM OF SUBORDINATED SUBSIDIARY GUARANTEE
Exhibit F         FORM OF SUPPLEMENTAL INDENTURE

         INDENTURE dated as of August 31, 2000 between TransTechnology Corporation, a Delaware corporation (the "Company"), the Guarantors named herein, and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (the "Trustee").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Company's Series A Senior Subordinated Notes due 2009 (the "Series A Notes") and the Company's Series B Senior Subordinated Notes due 2009 (the "Series B Notes"):

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.              DEFINITIONS.

         "144A Global Note" means a global note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

         "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "Administrative Agent" means BankBoston, N.A., in its capacity as Administrative Agent under the Note Purchase Agreement, and any successor Administrative Agent under the Note Purchase Agreement.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person but in any event excluding the agent and lenders under the Senior Credit Facility. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

         "Agent" means any Registrar, Paying Agent or co-registrar.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

         "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than sales of inventory in the ordinary course of business consistent with past practices (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by Sections 4.15 or 5.01 and not by Section 4.10 hereof) and (ii) the issue or sale by the Company or any of its Restricted Subsidiaries of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $1.0 million or (b) for net proceeds in excess of $1.0 million. Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (i) a transfer of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or to another Restricted Subsidiary, (ii) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary, and (iii) a Restricted Payment that is permitted by Section 4.07 hereof.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

         "Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

         "Business Day" means any day other than a Legal Holiday.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the Senior Credit Facility or with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) - (v) of this definition.

         "Cedel" means Cedel Bank, SA.

         "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 35% of the Voting Stock of the Company (measured by voting power rather than number of shares); or (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

         "Company" means TransTechnology Corporation, a Delaware corporation, and any and all successors thereto.

         "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, minus
(v) non-cash items increasing such Consolidated Net Income for such period, in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

         "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof that is a

Guarantor, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded, and (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to the Company or one of its Restricted Subsidiaries.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred equity (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred equity, less (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) effected subsequent to the date of this Indenture in the book value of any asset owned by such Person or a consolidated Restricted Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Restricted Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture, or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Conversion Date" means August 31, 2000.

         "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

         "Credit Facilities" means, with respect to the Company and its Restricted Subsidiaries, one or more debt facilities (including, without limitation, the Senior Credit Facility) or commercial paper facilities with banks, insurance companies, commercial finance companies or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit or Hedging Obligations, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

         "Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature; provided, however, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.07 hereof.

         "Domestic Restricted Subsidiary" means, with respect to the Company, any Restricted Subsidiary of the Company that was formed under the laws of the United States of America or any state, possession or commonwealth thereof or the District of Columbia, or that guarantees or otherwise provides credit support for any Indebtedness of the Company.

         "Domestic Subsidiary" means each current and any future Subsidiary of the Company that is organized under the laws of the United States or any state, possession or commonwealth thereof or the District of Columbia.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to Section 2.06(f) hereof.

         "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

         "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the Senior Credit Facility) in existence on the date of this Indenture, until such Indebtedness is repaid.

         "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iv) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

         "Fixed Charge Coverage Ratio" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that the referent Person or any of its Restricted Subsidiaries incurs, assumes, guarantees or redeems or prepays any Indebtedness (other than revolving credit borrowings) or issues or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, redemption or prepayment of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and
(iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Calculation Date.

         "Fixed Rate" means, with respect to any Note, the Fixed Rate payable thereon pursuant to and as defined in the Note Purchase Agreement.

         "Fixed Rate Holder" means any Holder of a Note other than (i) an original holder of a Bridge Note issued pursuant to the Note Purchase Agreement,
(ii) an Affiliate of such an original holder, (iii) in the case of any such original holder or Affiliate which is an investment fund, any other such fund that is managed or advised by the same advisor of such original holder or Affiliate, or by an Affiliate of such investment advisor, or (iv) any transferee of a Note from any Person described in the foregoing clauses (i) - (iii) who shall have taken such Note as a "Variable Rate Holder" under and as defined in the Note Purchase Agreement.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

         "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto.

         "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

         "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

         "Guarantors" means (i) each current and future Domestic Restricted Subsidiary of the Company, and (ii) any other Subsidiary of the Company that executes a Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency changes.

         "Holder" means a Person in whose name a Note is registered.

         "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, and (ii) the principal amount thereof in the case of any other Indebtedness.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in
Section 4.07 hereof.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Liquidated Damages" means, at any time, all liquidated damages then owing pursuant to Section 5 of the Registration Rights Agreement.

         "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries and
(ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

         "Net Proceeds" means the aggregate cash proceeds received directly or indirectly by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness (other than Indebtedness under the Senior Credit Facility) secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "Non-Recourse Debt" means Indebtedness: (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise) or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes being offered hereby) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Notes" means the Series A Notes and the Series B Notes.

         "Note Purchase Agreement" means that certain Senior Subordinated Note Purchase Agreement, dated as of August 31, 1999, by and among the Companies, BankBoston N.A., as administrative agent and purchaser and the other purchaser named therein, providing for the purchase and sale of up to $75.0 million in aggregate principal amount of Senior Subordinated Notes.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 12.05 hereof.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
12.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

         "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

         "Permitted Investments" means (a) any Investment in the Company or in a Restricted Subsidiary of the Company that is a Guarantor; (b) any Investment in Cash Equivalents; (c) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of the Company and a Guarantor or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company that is a Guarantor; (d) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof;
(e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; (f) Investments existing on the date of the Indenture; (g) receivables owing to the Company or any Wholly Owned Restricted Subsidiary of the Company if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include concessionary terms as the Company or such Restricted Subsidiary deems reasonable under the circumstances; (h) loans or advances to employees permitted by Section 4.11 hereof; (i) stock obligations or securities received in settlement of debts created in the ordinary course of business and owning to the Company or any of its Restricted Subsidiaries or in satisfaction of judgments; (j) any Investment by the Company or any Restricted Subsidiary of the Company consisting of intercompany loans to a Restricted Subsidiary of the Company that is not a Guarantor; (k) Hedging Obligations incurred to protect the Company and/or its Subsidiaries against fluctuations in interest rates or currency exchange rates and not for purposes of speculation; and (l) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (l) that are at the time outstanding, not to exceed $5.0 million.

         "Permitted Liens" means (i) Liens on assets of the Company, any of its Restricted Subsidiaries or any of the Guarantors securing Senior Debt that was permitted by the terms of this Indenture to be incurred; (ii) Liens in favor of the Company; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company; (iv) Liens on property or assets existing at the time of acquisition thereof or the acquisition of a Person owning such property or assets by the Company or any Restricted Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (iv) of Section 4.09 hereof covering only the assets acquired or financed with such Indebtedness; (vii) Liens existing on the date of this Indenture; (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (ix) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

         "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

         "Private Placement Legend" means the legend set forth in Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registration Rights Agreement" means the Registration Rights Agreement with respect to the Notes, dated as of August 31, 1999, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

         "Regulation S Permanent Global Note" means a permanent global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

         "Regulation S Temporary Global Note" means a temporary global Note in the form of Exhibit A-2 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

         "Resale Restriction Termination Date" means, as to any Note, the date which is two years after the later of the date of issuance thereof and the last date on which the Company or any of its Affiliates held any beneficial interest in such Note or a predecessor to such Note.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

         "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

         "Restricted Investment" means any Investment other than a Permitted Investment.

         "Restricted Period" means the 40-day restricted period as defined in Regulation S.

         "Restricted Subsidiary" means, with respect to any person, each Subsidiary of such Person that is not an Unrestricted Subsidiary.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Credit Facility" means that certain Second Amended and Restated Credit Agreement, dated as of July 30, 1995, amended and restated as of July 24, 1998, and further amended and restated as of August 31, 1999, by and among the Company, certain of its Subsidiaries, the financial institutions named therein as Lenders, BHF-BANK Aktiengesellschaft, as DM Fronting Bank, ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, N.A., as Sterling Fronting Bank, Issuing Bank, and Administrative Agent, providing for up to $250.0 million of revolving credit and term loan borrowings, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

          "Senior Subordinated Notes" means the Bridge Notes issued pursuant to the Note Purchase Agreement and the Term Notes.

          "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

         "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

         "Subordinated Guaranty" means the Subordinated Guaranty by each Guarantor of the Company's payment obligations under the Senior Subordinated Notes, executed pursuant to the provisions of the Note Purchase Agreement.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Subsidiary Guarantee" means a Guarantee of the Notes by any Guarantor.

         "Term Notes" means the Term Notes issued pursuant to the Note Purchase Agreement.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "Unrestricted Global Note" means a permanent global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

         "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

         "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary: (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (iii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (A) to subscribe for additional Equity Interests or (B) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and (v) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation compiled with the foregoing conditions and was permitted by Section 4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.09 hereof the Company shall be in default of such covenant). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 4.09 hereof calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period, and (ii) no Default or Event of Default would be in existence following such designation.

         "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

         "Variable Rate" means, as to any Notes other than a Note bearing interest at a Fixed Rate at any time, the variable rate of interest then applicable to such Note under the terms of the Note Purchase Agreement, as shall be certified by the Administrative Agent to the Trustee or any Holder upon three
(3) Business Days' prior written request.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

         "Wholly Owned" means, when used with respect to any Subsidiary or Restricted Subsidiary of a Person, a Subsidiary (or Restricted Subsidiary, as appropriate) of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries (or Wholly Owned Restricted Subsidiaries, as appropriate) of such Person and one or more Wholly Owned Subsidiaries (or Wholly Owned Restricted Subsidiaries, as appropriate) of such Person.

SECTION 1.02.              OTHER DEFINITIONS.

                                                                                      Defined in
                         Term                                                          Section

             "Affiliate Transaction"......................................................4.11
             "Asset Sale Offer"...........................................................3.09
             "Authentication Order".......................................................2.02
             "Change of Control Offer"....................................................4.15
             "Change of Control Payment"..................................................4.15
             "Change of Control Payment Date" ............................................4.15
             "Commission".................................................................4.03
             "Designated Senior Debt".....................................................10.02
             "Event of Default"...........................................................6.01
             "Excess Proceeds"............................................................4.10
             "incur"......................................................................4.09
             "Offer Amount"...............................................................3.09
             "Offer Period"...............................................................3.09
             "Paying Agent"...............................................................2.03
             "Payment Blockage Notice"....................................................10.04
             "Permitted Debt".............................................................4.09
             "Permitted Junior Securities"................................................10.02
             "Purchase Date"..............................................................3.09
             "Registrar"..................................................................2.03
             "Representative".............................................................10.02
             "Restricted Payments"........................................................4.07
             "Senior Debt"................................................................10.02
             "Payment Blockage Notice"....................................................10.04

SECTION 1.03.                       TERMS OF TIA.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security holder" means a Holder of a Note;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Notes and the Subsidiary Guarantees means the Company and the Guarantors, respectively, and any successor obligor upon the Notes and the Subsidiary Guarantees, respectively.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.              RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3)      "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular;

         (5)      provisions apply to successive events and transactions; and

         (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2.
                                    THE NOTES

SECTION 2.01.              FORM AND DATING.

         (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or by the Custodian, at the direction of the Trustee, in accordance with instructions given by or on behalf of the Holder thereof as required by Section 2.06 hereof.

         (c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S

Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         (d) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel.

SECTION 2.02.              EXECUTION AND AUTHENTICATION.

         An Officer shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form.

         If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

SECTION 2.03.              REGISTRAR AND PAYING AGENT.

         The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

         The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

         The Company shall, prior to the Record Date, notify the Paying Agent of any wire transfer instructions for payments that it receives from Holders.

SECTION 2.04.              PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05.              HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06.              TRANSFER AND EXCHANGE.

         (a) The Global Notes. The Notes initially shall (i) be issued in the form of Global Notes, (ii) be registered in the name of the Depositary or the nominee of such Depositary, (iii) be delivered to the Trustee as custodian for such Depositary and (iv) bear legends as set forth in subparagraph (g)(ii) below.

         Participants in, the Depositary shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its Custodian, or under the Global Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of each Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

         (b) Transfer of Global Notes. Transfers of Global Notes shall be limited to transfers in whole, but not in part, to the Depositary, its successors, or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Definitive Notes in accordance with the rules and procedures of the Depositary and this Indenture. In addition, Definitive Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Notes if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any Global Note, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Definitive Notes.

         (c) Issuance of Definitive Notes. In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Definitive Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Note of like tenor and principal amount of authorized denominations.

         (d) Surrender of Global Notes. In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global

Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount at maturity of Definitive Notes of like tenor of authorized denominations.

         (e) Private Placement Legend. Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to subparagraph (b), (c) or (d) of this Section 2.06 shall, except as otherwise provided by Section 2.13 hereof, bear the Private Placement Legend.

         (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         (g)      Legends.

           The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture:

                  (i)      Private Placement Legend.

                           (A) Except as permitted by each Global Note and each
                  Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE

         SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

                           (B) Notwithstanding the foregoing, any Global Note or
                  Definitive Note issued pursuant to Section 2.06(f) or in accordance with any of Section 2.13(d)(i) - (iii) (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE,
         (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
         2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

                  "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED

         NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN)."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i)      General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.10, 4.15 and 9.05 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (c) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07.              REPLACEMENT NOTES

         If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

         Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08.              OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note; however, Notes held by the Company or a Subsidiary of the Company shall not be deemed to be outstanding for purposes of Section 3.07(b) hereof.

         If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than the Company, a Subsidiary of the Company or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09.              TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10.              TEMPORARY NOTES

         Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

         Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.              CANCELLATION.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirement of the Exchange
Act). Certification of the destruction of all cancelled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.              DEFAULTED INTEREST.

         If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13.  SPECIAL TRANSFER PROVISIONS.

         (a) Transfers to Non-QIB Institutional Accredited Investors. The following additional provisions shall apply with respect to the registration of any proposed transfer of a Note to any Institutional Accredited Investor which is not a QIB:

                  (i) the Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the Resale Restriction Termination Date or
         (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto and any legal opinions and certifications required thereby;

                  (ii) if the proposed transferor is a Participant seeking to transfer an interest in a Global Note, upon receipt by the Registrar of
         (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and a decrease in the principal amount of the Global Note from which such interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and the Company shall execute and upon the order of the Company accompanied by an Officers' Certificate, the Trustee shall authenticate Definitive Notes in a principal amount equal to the principal amount of the Global Notes to be transferred.

         (b) Transfers to Non-U.S. Persons. The following additional provisions shall apply with respect to the registration of any proposed transfer of an Initial Note to any Non-U.S. Person:

                  (i) the Registrar shall register the transfer of any Initial Note, whether or not such Note bears the Private Placement Legend, if
         (x) the requested transfer is after the Resale Restriction Termination Date or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto;

                  (ii) if the proposed transferee is a Participant and the Notes to be transferred consist of Definitive Notes which after transfer are to be evidenced by an interest in the Regulation S Global Note upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Note in an amount equal to the principal amount of Definitive Notes to be transferred, and the Trustee shall cancel the Definitive Notes so transferred;

                  (iii) if the proposed transferor is a Participant seeking to transfer an interest in a Global Note, upon receipt by the Registrar of
         (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and
         (A) a decrease in the principal amount of the Global Note from which such interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the Regulation S Global Note in an amount equal to the principal amount of the Global Note to be transferred; and

                  (iv) until the first day after the end of the Restricted Period, an owner of a beneficial interest in the Regulation S Temporary Global Note may not transfer such interest to a transferee that is a U.S. person or for the account or benefit of a U.S. person within the meaning of Rule 902(o) of the Securities Act. During the Restricted Period, all beneficial interests in the Regulation S Temporary Global Note shall be transferred only through Cedel or Euroclear, either directly if the transferor and transferee are participants in such systems, or indirectly through organizations that are participants, in accordance with (x) the written instructions given in accordance with the Depositary's, Euroclear or Cedel's and the Registrar's procedures and (y) if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

                  (v) upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Temporary Global Note may be exchanged for interests in the Regulation S Permanent Global Note upon certification to the Registrar that such interest are owned either by Non-U.S. Persons or U.S. Persons who purchased such interests pursuant to an exemption from, or transfer not subject to, the registration requirements of the Securities Act.

         Upon the expiration of the Restricted Period, the Company shall prepare and execute the Regulation S Permanent Global Note in accordance with the terms of this Indenture and deliver it to the Trustee for authentication. The Trustee shall retain the Regulation S Permanent Global Note as custodian for the Depositary. Any transfers of beneficial ownership interests in the Regulation S Temporary Global Note made in reliance on Regulation S shall thenceforth be recorded by the Trustee by making an appropriate increase in the principal amount of the Regulation S Permanent Global Note and a corresponding decrease in the principal amount of the Regulation S Temporary Global Note. At such time as the principal amount of the Regulation S Temporary Global Note has been reduced to zero, the Trustee shall cancel the Regulation S Temporary Global Note and deliver it to the Company.

         (c) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to a QIB (excluding Non-U.S. Persons):

                  (i) the Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the Resale Restriction Termination Date or
         (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed a certification stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) if the proposed transferee is a Participant and the Notes to be transferred consist of Definitive Notes which after transfer are to be evidenced by an interest in the 144A Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its book and records the date and an increase in the principal amount of the 144A Global Note in an amount equal to the principal amount of Definitive Notes to be transferred, and the Trustee shall cancel the Definitive Note so transferred; and

                  (iii) if the proposed transferor is a Participant seeking to transfer an interest in a Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of the Global Note from which interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the 144A Global Note in an amount equal to the principal amount of the Global Note to be transferred.

         (d) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph
(a)(i)(x) of this Section 2.13 exist, (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act.

         (e) Other Transfers. If a Holder proposes to transfer a Definitive Restricted Note or any interest in a Global Restricted Note pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 2.13(a), (b) and (c) hereof, the Registrar shall only register such transfer or exchange if such transferor delivers an Opinion of Counsel satisfactory to the Company and the Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture; provided, however, that the Company may, based upon the opinion of its counsel, instruct the Registrar by order accompanied by an Officers' Certificate not to register such transfer in any case where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor.

         (f) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.06 hereof or this Section
2.13. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

                                   ARTICLE 3.
                            REDEMPTION AND PREPAYMENT

SECTION 3.01.              NOTICES TO TRUSTEE.

         If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

SECTION 3.02.              SELECTION OF NOTES TO BE REDEEMED

         If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.              NOTICE OF REDEMPTION

         Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

         The notice shall identify the Notes to be redeemed and shall state:

         (a) the redemption date;

         (b) the redemption price;

         (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

         (d) the name and address of the Paying Agent;

         (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.              EFFECT OF NOTICE OF REDEMPTION

         Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.              DEPOSIT OF REDEMPTION PRICE

         One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

         If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.01 hereof.

SECTION 3.06.              NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.              OPTIONAL REDEMPTION.

         (a) The Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 10 nor more than 30 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, to the applicable redemption date.

         (b) Notwithstanding the provisions of clause (a) of this Section 3.07, any Notes held by a Fixed Rate Holder shall not be subject to redemption at the Company's option until the fifth anniversary of the Conversion Date, and from and after the fifth anniversary of the Conversion Date the amount required to be paid in redemption of any such Note shall be equal to the outstanding principal amount thereof, PLUS any accrued but unpaid interest and Liquidated Damages thereon, to the applicable redemption date, PLUS a premium equal to the product of (a) the principal amount of such Note multiplied by (b) the percentage calculated by multiplying (i) the Fixed Rate applicable to such Note by (ii) the percentage set forth in the table below opposite the period in which such redemption occurs:



                                      Period                                               Percentage
                                      ------                                               ----------
           From and including August 31, 2005 through August 30, 2006                             50%

           From and including August 31, 2006 through August 30, 2007                          33.33%

           From and including August 31, 2007 through August 30, 2008                          16.66%

           From and including August 31, 2008 through August 30, 2009                              0%

         (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

SECTION 3.08.              MANDATORY REDEMPTION.

         Except as set forth in Sections 4.10 and 4.15 hereof, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

SECTION 3.09.              OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

         In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Notes (an "Asset Sale Offer"), it shall follow the procedures specified below.

         The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to
Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

         If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

         Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

         (a) that the Asset Sale Offer is being made pursuant to this Section
3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

         (b) the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrete or accrue interest;

         (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrete or accrue interest after the Purchase Date;

         (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

         (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

         (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

         On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

         Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4.
                                    COVENANTS

SECTION 4.01.              PAYMENT OF NOTES.

         The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of

10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02.              MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

SECTION 4.03.              REPORTS.

         (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), so long as any Notes are outstanding, the Company shall furnish to the Holders of Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commission's rules and regulations. In addition, following the consummation of the exchange offer contemplated by the Registration Rights Agreement, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

         (b) In addition, for so long as any Notes remain outstanding, the Company and the Guarantors shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Any materials required to be furnished to Holders of Notes by this Section 4.03 shall discuss, in reasonable detail, either on the face of the financial statements included therein or in the footnotes thereto and in any Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

SECTION 4.04.              COMPLIANCE CERTIFICATE.

         (a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05.              TAXES.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.06.              STAY, EXTENSION AND USURY LAWS.

         The Company and each of the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each of the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.              RESTRICTED PAYMENTS.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary of the Company); (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company; (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes, except a payment of interest or principal at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

         (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

         (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof; and

         (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clauses (ii), (iii), (iv), (v) and (vi) of the next succeeding paragraph), is less than the sum, without duplication, of (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company since the date of this Indenture as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company), plus (iii) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment.

         The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Indebtedness that is subordinated to the Notes or Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of, other Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) (ii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase or other acquisition of Indebtedness that is subordinated to the Notes with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) the payment of any dividend (in cash or otherwise) by a Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis; (v) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary of the Company; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests of the Company or any Subsidiary shall not exceed $2.0 million in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction; or (vi) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Company may declare and pay dividends in cash on or in respect of any of its Equity Interests in an aggregate amount not to exceed $2.0 million paid in any period of twelve (12) consecutive months.

         The Board of Directors of the Company may designate any Restricted Subsidiary (other than TransTechnology Engineered Components, LLC, a Delaware limited liability company, or TransTechnology Canada Corporation, an Ontario corporation) to be an Unrestricted Subsidiary if such designation would not cause a Default. For purposes of making such determination, all outstanding investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under clause (c) of this Section 4.07. All such outstanding investments will be deemed to constitute investments in an amount equal to the greatest of (x)


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                                       45

the net book value of such investments at the time of such designation, (y) the fair market value of such investments at the time of such designation and (z) the original fair market value of such investments at the time they were made. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee, such determination to be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $5.0 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, together with a copy of any opinion or appraisal required by this Indenture.

SECTION 4.08. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries. However, the foregoing restrictions will not apply to encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of this Indenture,
(b) the Senior Credit Facility as in effect as of the date of this Indenture, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in the Senior Credit Facility as in effect on the date of this Indenture as determined in good faith by the Company's Board of Directors,
(c) the Note Purchase Agreement, the Notes and the Subsidiary

Guarantees, (d) applicable law, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, (f) customary non-assignment provisions in leases and other contracts, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause
(iii) above on the property so acquired, (h) any agreement for the sale of a Restricted Subsidiary or a substantial portion of a Restricted Subsidiary's assets that restricts distributions by that Restricted Subsidiary pending its sale, (i) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced as determined in good faith by the Company's Board of Directors, (j) Liens securing Indebtedness otherwise permitted to be incurred pursuant to the provisions of Section 4.12 that limit the right of the debtor to dispose of the assets securing such Indebtedness, (k) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business and (l) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

SECTION 4.09. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and that the Company shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock (other than to a Company or the Restricted Subsidiaries of the Company); provided, however, that the Company and its Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock and the Company's Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) and issue any shares of preferred stock (to the extent otherwise permitted by this Indenture) if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.0 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

         The provisions of the first paragraph of this Section 4.09 will not apply to the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

                  (i) the incurrence by the Company and the Guarantors of Indebtedness and letters of credit (with letters of credit being deemed to have a principal amount equal to the stated amount thereof) and other obligations under Credit Facilities in an aggregate principal amount that does not exceed at any one time $25.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied to repay Indebtedness under a Credit Facility pursuant to Section 4.10 hereof (other than temporary paydowns pending final application of such Net Proceeds);

                  (ii) the incurrence by the Company and the Guarantors of the Existing Indebtedness and letters of credit (including reimbursement obligations with respect thereto) supporting Existing Indebtedness whether such letters of credit are incurred under the Senior Credit Facility or otherwise;

                  (iii) the incurrence by the Company of Indebtedness represented by the Notes;

                  (iv) the incurrence by the Company or any of the Guarantors of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (iv), not to exceed $8.0 million at any time outstanding;

                  (v) the incurrence by the Company or any of the Guarantors of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness (other than intercompany Indebtedness) that is permitted by this Indenture to be incurred under the first paragraph hereof or clauses (ii) or (iii) of this paragraph;

                  (vi) the incurrence by the Company or any of the Guarantors of intercompany Indebtedness between or among the Company and any

         Guarantor; provided, however, that (i) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Subsidiary thereof and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Guarantor thereof shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Guarantor, as the case may be, that was not permitted by this clause
         (vi);

                  (vii) the incurrence by the Company or any of the Guarantors of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

                  (viii) the guarantee by the Company or any of its Subsidiaries or any of the Guarantors of Indebtedness of the Company or another Guarantor that was permitted to be incurred by another provision of this Section 4.09;

                  (ix) the incurrence by the Company's Unrestricted Subsidiaries of Non-Recourse Debt, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company that was not permitted by this clause (ix), and the issuance of preferred stock by Unrestricted Subsidiaries;

                  (x) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness pursuant to this clause
         (x) not to exceed $5.0 million at any time outstanding); or

                  (xi) the incurrence by the Restricted Subsidiaries that are not Guarantors of International Facility Loans under (and as defined in) the Senior Credit Facility; provided that the aggregate principal amount of all Indebtedness outstanding under such International Facility Loans after giving effect to such incurrence does not exceed an amount equal to $35.0 million.

         For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (x) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 4.09; provided, in each such case, that the amount thereof is included in Fixed Charges of the Company as accrued (to the extent not already included in Fixed Charges).

SECTION 4.10. ASSET SALES

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or the Subsidiary Guarantees) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) in the case of any Asset Sale constituting the transfer (by merger or otherwise) of all of the Capital Stock of a Restricted Subsidiary, any liabilities (as shown on such Restricted Subsidiary's most recent balance sheet) of such Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or the Subsidiary Guarantees) that will remain outstanding after such transfer and will not be a liability of the Company or any other Restricted Subsidiary of the Company following such transfer and (z) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are contemporaneously (subject to ordinary settlement periods) converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

         Within 180 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds, at its option, (a) to repay Senior Debt, (b) to the acquisition of a majority of the assets of, or a majority of the Voting Stock of, another business, (c) the making of a capital expenditure, or (d) the acquisition of other long-term assets, in each case, in, or used or useful in, the same or a similar line of business as the Company or one of its Subsidiaries was engaged in on the date of this Indenture or any reasonable extension or expansion thereof. Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company will be required to make an offer to all Holders of Notes and all holders of other pari passu Indebtedness containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in this Indenture and such other Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and such other Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

SECTION 4.11.              TRANSACTIONS WITH AFFILIATES.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless
(i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee
(a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing. Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions: (i) any employment agreement entered into by the Company or any of its Restricted Subsidiaries, or loans or advances to any employees of the Company or any of its Restricted Subsidiaries, in each case in the ordinary course of business and consistent with reasonable commercial practices, (ii) transactions between or among the Company and/or its Subsidiaries, (iii) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company, (iv) Restricted Payments that are permitted by Section 4.07 hereof, and (v) Affiliate Transactions existing on the date of this Indenture and permitted under the terms of the Credit Facilities.

SECTION 4.12. LIENS.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom, securing Indebtedness or trade payables, except Permitted Liens.

SECTION 4.13. NO SENIOR SUBORDINATED DEBT.

         Notwithstanding the provisions of Section 4.09 hereof, (i) the Company shall not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Notes, and (ii) no Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to Senior Debt of such Guarantor and senior in any respect in right of payment to the Subsidiary Guarantees.

SECTION 4.14. CORPORATE EXISTENCE.

         Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.15. OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

         (a) Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within fifteen Business Days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being repurchased by the Company. The Paying Agent shall promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. Prior to complying with the provisions of this Section 4.15, but in any event within 90 days following a Change of Control, the Company shall either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of Notes required by this Section 4.15. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (c) Notwithstanding anything to the contrary in this Section 4.15, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section

4.15 and Section 3.09 hereof and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.16. PAYMENTS FOR CONSENT.

         Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.17. ADDITIONAL SUBSIDIARY GUARANTEES

         If the Company or any of its Restricted Subsidiaries shall acquire or create another Subsidiary after the date of this Indenture, then such newly acquired or created Subsidiary shall become a Guarantor and execute a Supplemental Indenture and deliver an Opinion of Counsel, in accordance with the terms of this Indenture; provided, that all Subsidiaries that have properly been designated as Unrestricted Subsidiaries in accordance with this Indenture (i) shall not be subject to the requirements of this Section 4.17 and (ii) shall be released from all Obligations under any Subsidiary Guarantee, in each case for so long as they continue to constitute Unrestricted Subsidiaries.


                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01. MERGER, CONSOLIDATION, OR SALE OF ASSETS.

         The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another corporation, Person or entity unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) except in the case of a merger or consolidation of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Registration

Rights Agreement, the Notes and the Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default exists; and (iv) except in the case of a merger or consolidation of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the entity or Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) shall have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) shall, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof.

SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

SECTION 6.01. EVENTS OF DEFAULT.

         An "Event of Default" occurs if:

         (a) the Company defaults for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by the subordination provisions of this Indenture);

         (b) the Company defaults in the payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of this Indenture);

         (c) failure by the Company or any of its Subsidiaries for 30 days after notice to comply with any of the provisions of Sections 4.07, 4.09, 4.10, 4.15 or 5.01 hereof;

         (d) the Company or any of its Subsidiaries fails to comply with any other covenant, representation, warranty or other agreement in this Indenture or the Notes for 60 days after notice;

         (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or Guarantee now exists, or is created after the date of this Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more;

         (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such undischarged judgments exceeds $5.0 million;

         (g) the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

                  (iv) makes a general assignment for the benefit of its creditors, or

                  (v) generally is not paying its debts as they become due; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                  (ii) appoints a custodian of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                  (iii) orders the liquidation of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

         and the order or decree remains unstayed and in effect for 60 consecutive days; or

         (i) except as permitted by this Indenture, any Subsidiary Guarantee is held in any judicial proceeding to be unenforceable or invalid in any material respect or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee.

SECTION 6.02. ACCELERATION.

         If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof with respect to the Company, any Significant Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or
(h) of Section 6.01 hereof occurs with respect to the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes shall be due and payable without further action or notice. Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.

SECTION 6.03. OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may, subject to Article 10, pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04. WAIVER OF PAST DEFAULTS.

         Holders of not less than a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on the Notes (including any waiver obtained in connection with a purchase of, tender offer or exchange offer for Notes)(provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05. CONTROL BY MAJORITY.

         Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.06. LIMITATION ON SUITS.

         A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

         (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least a majority in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

         (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

         A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07. RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture and subject to
Article 10 and Section 11.02, the right of any Holder of a Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08. COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10. PRIORITIES.

         If the Trustee collects any money pursuant to this Article, it shall, subject to Article 10, pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Liquidated Damages, if any and interest, respectively; and

         Third: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.01. DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own bad faith, negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02. RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.              TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05. NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or

Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default, in good faith, relating to the payment of principal or interest on any Note, the Trustee may withhold the notice if it determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.07. COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence, willful misconduct or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.08. REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

         (a) the Trustee fails to comply with Section 7.10 hereof;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a custodian or public officer takes charge of the Trustee or its property; or

         (d) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8.
                             [INTENTIONALLY OMITTED]



                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01. WITHOUT CONSENT OF HOLDERS OF NOTES.

         Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may (subject to Section 10.14) amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

         (a) to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (c) to provide for the assumption of the Company's (and Guarantors') obligations to the Holders of the Notes in the case of a merger or consolidation or sale of all or substantially all of the Company's (and Guarantors') assets pursuant to Article 5 or Article 11 hereof;

         (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Note; and

         (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company and the Guarantors in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02. WITH CONSENT OF HOLDERS OF NOTES.

         Except as provided below in this Section 9.02 and in Section 10.14, the Company and the Trustee may amend or supplement this Indenture (including
Section 3.09, 4.10 and 4.15 hereof), or the Notes and any Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a purchase of, tender offer or exchange offer for, Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a purchase of, tender offer or exchange offer for, Notes). Section 2.08 hereof shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder


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                                       68

affected, an amendment or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

         (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof;

         (c) reduce the rate of or change the time for payment of interest on any Note;

         (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

         (e) make any Note payable in money other than that stated in the Notes;

         (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, or interest on the Notes; or

         (g) waive a redemption payment with respect to any Note (other than a payment required by Sections 3.09, 4.10 and 4.15 hereof or make any change in
Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

         In addition, any amendment to the provisions of Article 10 of this Indenture (which relate to subordination) will require the consent of the Holders of at least 75% in aggregate principal amount of the Notes then outstanding if such amendment would adversely affect the rights of Holders of Notes.

SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may


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revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05. NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section
12.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10.
                                  SUBORDINATION

SECTION 10.01. AGREEMENT TO SUBORDINATE.

         The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness, interest and other Obligations of any kind evidenced by the Notes and this Indenture is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.


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                                       70

SECTION 10.02. CERTAIN DEFINITIONS.

         "Designated Senior Debt" means (i) any Indebtedness outstanding under the Senior Credit Facility and (ii) any other Senior Debt permitted under this Indenture the principal amount of which is $25.0 million or more and that has been designated by the Company as "Designated Senior Debt"; provided, however, that so long as the Senior Credit Facility remains in effect, lenders holding a majority in aggregate amount of the loan commitments thereunder shall have consented, in writing, to such designation of additional Indebtedness as Designated Senior Debt.

         "Permitted Junior Securities" means Equity Interests in the Company or any Guarantor or debt securities that are unsecured and subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to at least the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt pursuant to this Indenture (without limiting the forgoing, such Permitted Junior Securities shall have no required principal payments or equity redemption requirements until after the final maturity of all Senior Debt).

         "Representative" means the indenture trustee or other trustee, agent or representative for any Senior Debt.

         "Senior Debt" means (i) all principal, premium, interest, fees, expenses and other obligations or liabilities of any kind together with available undrawn amounts under letters of credit issued or guaranteed under the Senior Credit Facility (including, without limitation, post-petition interest whether or not allowed as a claim in any bankruptcy, reorganization, insolvency, receivership or similar proceeding) with respect to Indebtedness outstanding under Credit Facilities and all Hedging Obligations with respect thereto, (ii) any other Indebtedness permitted to be incurred by the Company under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes and (iii) all Obligations with respect to the foregoing. Senior Debt will not include (w) any liability for federal, state, local or other taxes owed or owing by the Company, (x) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, excluding any Indebtedness owed to any Affiliate that was incurred prior to such Person becoming an Affiliate in connection with the acquisition by the Company or any Subsidiary of a business or Person from such Affiliate, (y) any trade payables or (z) any Indebtedness that is incurred in violation of this Indenture.

SECTION 10.03. LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon any distribution to creditors of the Company or any Guarantor whether in cash, properties, securities or otherwise, in a liquidation or dissolution of the Company or any Guarantor or in a bankruptcy, reorganization, insolvency,


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                                       71

receivership or similar proceeding relating to the Company, any Guarantor, or their property, an assignment for the benefit of creditors or any marshaling of the Company's or any Guarantor's assets and liabilities, the holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt whether or not allowed as a claim in any such proceeding) before the Holders of Notes will be entitled to receive any payment with respect to the Notes or under the Subsidiary Guarantee, and until all Obligations with respect to Senior Debt are paid in full in cash, any distribution to which the Holders of Notes would be entitled shall be made to the holders of Senior Debt (except that Holders of Notes may receive and retain Permitted Junior Securities and payments made from the trust created pursuant to Article 8 hereof).

         To the extent any payment of Senior Debt (whether by or on behalf of the Company or any Subsidiary, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

SECTION 10.04. DEFAULT ON DESIGNATED SENIOR DEBT.

         The Company and the Guarantors also may not make any payment upon or in respect of the Notes or the Subsidiary Guarantees (except in Permitted Junior Securities or from the trust created pursuant to Article 8 hereof) if (i) a default in the payment of the principal of, premium, if any, or interest on Senior Debt occurs and is continuing or (ii) any other default occurs and is continuing with respect to Designated Senior Debt that currently, or with the passage of time or giving of notice, permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and, in the case of any such default described in this clause (ii), the Trustee receives a notice of such default of the type referred to in this clause (ii) (a "Payment Blockage Notice") from the Company or the holders of any Designated Senior Debt. Payments on the Notes may and shall be resumed (a)



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                                       72

in the case of a payment default, upon the date on which such default is cured or waived in writing by the holders of the applicable Senior Debt and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived in writing by the holders of Designated Senior Debt or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee, unless the maturity of any Designated Senior Debt has been accelerated. No new period of payment blockage may be commenced under clause (ii) above unless and until (i) 360 days have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice and (ii) all scheduled payments of principal of, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed and was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived in writing or cured for a period of not less than 90 days. In the event that the Company or any Guarantor makes any payment to the Trustee or any Holder of any Note prohibited by the foregoing, such payment will be required to be held in trust for and paid over to the holders of Senior Debt (or the representative thereof). The Trustee and the Holders of the Notes will not challenge or contest the enforceability or validity of the Senior Credit Facility or any obligation, Lien or encumbrance thereunder.

SECTION 10.05. ACCELERATION OF SECURITIES.

         If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

SECTION 10.06. WHEN DISTRIBUTION MUST BE PAID OVER.

         In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Notes at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Sections
10.03 or 10.04 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in cash in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee


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                                       73

shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 10, except if such payment is made as a result of the bad faith or willful misconduct or gross negligence of the Trustee.

SECTION 10.07. NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article 10, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Article 10.

SECTION 10.08. SUBROGATION.

         After all Senior Debt is paid in full in cash and until the Notes are paid in full, Holders of Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Notes have been applied to the payment of Senior Debt. A distribution made under this Article 10 to holders of Senior Debt that otherwise would have been made to Holders of Notes is not, as between the Company and Holders, a payment by the Company on the Notes.

SECTION 10.09. RELATIVE RIGHTS.

         This Article 10 defines the relative rights of Holders of Notes and holders of Senior Debt. Nothing in this Indenture shall:

         (1) impair, as between the Company and Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

         (2) affect the relative rights of Holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Debt; or

         (3) prevent the Trustee or any Holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Notes.

         If the Company fails because of this Article 10 to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.


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                                       74

SECTION 10.10. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

         No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

         Trustee and Holders agree that they will not challenge the validity, enforceability or perfection of any Senior Debt or the liens, guarantees and security interests securing the same and that as between the holders of the Senior Debt on the one hand and the Trustee and Holders on the other, the terms hereof shall govern even if all or part of the Senior Debt or such liens and security interests are avoided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

         Without in any way limiting the generality of this section 10.10, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, the Senior Credit Facility or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured: (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company, any Subsidiary thereof or any other Person.

SECTION 10.11. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

         Whenever a distribution is to be made or a notice given to holders of any Senior Debt, the distribution may be made and the notice given to their Representative.

         Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative(s) or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Debt and other Indebtedness of the Company, the amount


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                                       75

thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.12. RIGHTS OF TRUSTEE AND PAYING AGENT.

         Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least two Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article 10. Only the Company or a Representative may give the notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

         The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 10.13. AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 10 and the subordination of the Subsidiary Guarantees as provided in
Section 11.02, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any Subsidiary (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 10.14. AMENDMENTS.

         The provisions of this Article 10 or Section 11.02 or 11.06 (including, without limitation, any definitions or other sections included by reference or incorporation or the terms and conditions of the Subsidiary Guarantees) shall not be amended or modified without the written consent of the holders of all Senior Debt.
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                                       76


                                   ARTICLE 11.
                              SUBSIDIARY GUARANTEES

SECTION 11.01. GUARANTEE.

         Subject to this Article 11, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

         The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

         If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.


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                                       77

         Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

SECTION 11.02. SUBORDINATION OF SUBSIDIARY GUARANTEE.

         The Obligations of each Guarantor under its Subsidiary Guarantee pursuant to this Article 11 shall be junior and subordinated to the prior payment in full in cash of the Senior Debt of such Guarantor on the same basis as the Notes are junior and subordinated to Senior Debt of the Company. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to this Indenture, including Article 10 hereof.

SECTION 11.03. LIMITATION ON GUARANTOR LIABILITY.

         Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under its Subsidiary Guarantee and this
Article 11 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 11, result in the obligations of such Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.


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                                       78

SECTION 11.04. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE.

         To evidence its Subsidiary Guarantee set forth in Section 11.01, each Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form included in Exhibit E shall be endorsed by an Officer of such Guarantor on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by its President, Treasurer or one of its Vice Presidents. Further, the Company shall cause all future Guarantors to execute a Supplemental Indenture substantially in the form of Exhibit F.

         Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in
Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         If an Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Guarantors.

         In the event that the Company creates or acquires any new Subsidiaries subsequent to the date of this Indenture, if required by Section 4.17 hereof the Company shall cause such Subsidiaries to execute supplemental indentures to this Indenture and Subsidiary Guarantees in accordance with Section 4.17 hereof and this Article 11, to the extent applicable; provided, that all Subsidiaries that have properly been designated as Unrestricted Subsidiaries in accordance with this Indenture (i) will not be subject to the requirements of Section 4.17 hereof and (ii) will be released from all Obligations under any Subsidiary Guarantee, in each case for so long as they continue to constitute Unrestricted Subsidiaries.

SECTION 11.05. GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         No Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another corporation, Person or other entity whether or not affiliated with such Guarantor unless (i) subject to the provisions of the following paragraph, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture, in form and substance reasonably satisfactory to the Trustee, under the Notes, the Indenture and the Registration Rights Agreement; (ii) immediately after giving effect to such transaction, no


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                                       79

Default or Event of Default exists; and (iii) except in the case of a merger of a Guarantor with or into another Guarantor or a merger of a Guarantor with or into the Company, the Company would be permitted by virtue of the Company's pro forma Fixed Charge Coverage Ratio, immediately after giving effect to such transaction, to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof.

SECTION 11.06. RELEASES FOLLOWING SALE OF ASSETS OR CAPITAL STOCK.

         In the event of a sale or other disposition of all or substantially all of the assets of any Guarantor (other than to the Company or another Guarantor), by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor (other than to the Company or another Guarantor), then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Subsidiary Guarantee and any such acquiring corporation will not be required to assume any obligations of such Guarantor under the applicable Subsidiary Guarantee; provided that such sale or other disposition complies with all applicable provisions of this Indenture including, without limitation, Section 4.10 or
Article 10 hereof. The Trustee will provide any written confirmation or evidence of the termination of such Subsidiary Guarantee as reasonably required by the Representative.

         Any Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article 11.

                                   ARTICLE 12.
                                  MISCELLANEOUS

SECTION 12.01. TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 12.02. NOTICES.

         Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address

                  If to the Company and/or any Guarantor:

                  TransTechnology Corporation
                  150 Allen Road
                  Liberty Corner, NJ  07938
                  Telecopier No.:  (908) 903-1616
                  Attention:  General Counsel

                  With a copy to:

                  Hahn Loeser & Parks LLP
                  3300 BP Tower
                  200 Public Square
                  Cleveland, OH 44114
                  Telecopier No. (216) 241-2825
                  Attention: Ronald F. O'Keefe

                  If to the Trustee:

                  State Street Bank and Trust Company
                  2 Avenue de Lafayette
                  Boston, MA  02101
                  Telecopier No. (617)-662-1465
                  Attention: Thomas Belamarich
                  Re: TransTechnology Corporation

         The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 12.06. RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION. 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

         No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or such Guarantor under the Notes, the Subsidiary Guarantees, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 12.08. GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10. SUCCESSORS.

         All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.11. SEVERABILITY.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.12. COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.13. TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

Dated as of ______, _____                        SIGNATURES:

THE COMPANY:

                                        TRANSTECHNOLOGY CORPORATION


                                        By: /s/ Joseph F. Spanier
                                           -----------------------------------
                                           Name:Joseph F. Spanier
                                           Title: Vice President

                                        THE GUARANTORS:

                                        TRANSTECHNOLOGY ACQUISITION CORPORATION

                                        By: /s/ Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary

                                        PALNUT FASTENERS, INC.

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary


                                        INDUSTRIAL RETAINING RING COMPANY

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary

                                        RETAINERS, INC.


                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary

                                        RANCHO TRANSTECHNOLOGY CORPORATION


                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary


                                        TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary


                                        ELECTRONIC CONNECTIONS AND
                                         ASSEMBLIES, INC.

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary


                                        SSP INDUSTRIES

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary

                                        SSP INTERNATIONAL SALES, INC.

                                        By: /s/  Gerald C. Harvey
                                           -----------------------------------
                                           Name: Gerald C. Harvey
                                           Title: Vice President & Secretary

                                 TRANSTECHNOLOGY SEEGER, INC.

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary

                                 SEEGER INC.

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary

                                 TCR CORPORATION
                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary


                                 NORCO, INC.

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary

                                 AEROSPACE RIVET MANUFACTURERS CORPORATION

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary

                                 ELLISON RING & WASHER INC.

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                    Name: Gerald C. Harvey
                                    Title: Vice President & Secretary

                                 TRANSTECHNOLOGY ENGINEERED
                                 COMPONENTS, LLC

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                     Name: Gerald C. Harvey
                                     Title: Vice President & Secretary

                                 TRANSTECHNOLOGY CANADA CORPORATION

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                     Name: Gerald C. Harvey
                                     Title: Vice President & Secretary

                                 TRANSTECHNOLOGY INTERNATIONAL
                                   CORPORATION

                                 By: /s/  Gerald C. Harvey
                                    -----------------------------------
                                     Name: Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  STATE STREET BANK AND TRUST COMPANY,
                                    AS TRUSTEE

                                 By: /s/  Jill Olson
                                    -----------------------------------
                                     Name: JILL OLSON
                                     Title: Vice President

                                   EXHIBIT A-1
                                 (Face of Note)

=============================================================================


          CUSIP:

            [Series A] [Series B] Senior Subordinated Notes due 2009

No.:                                                            $_____________

                           TransTechnology Corporation

promises to pay to____________________________________________________________

or registered assigns,

the principal sum of__________________________________________________________

Dollars on __________, 2009.

Interest Payment Dates:  August 31, November 30, February 28 and May 31

Record Dates:  August 15, November 15, February 14 and May 15

                                             DATED: ____________, 200_

                                             TRANSTECHNOLOGY CORPORATION

                                             BY:____________________________
                                                 Name:
                                                 Title:

                                                               (SEAL)

This is one of the [Global]
Notes referred to in the
within-mentioned Indenture:

State Street Bank and Trust Company,
as Trustee

By:_____________________________
     Name:
     Title:


==============================================================================

                                 (Back of Note)

            [Series A] [Series B] Senior Subordinated Notes due 2009

[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

[INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. TransTechnology Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at [if Fixed Rate, insert applicable Fixed Rate] [the Variable Rate, as such term is defined in the Indenture to which this Note is subject] per annum from _____________ until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually on August 31, November 31, February 28 and May 31 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand to the extent lawful at a rate that is 2% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the August 15, November 15, February 14, or May 15 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest and Liquidated Damages on the Notes will be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium, interest and Liquidated Damages with respect to Notes the Holders of which have given wire transfer instructions to the Company prior to the Record Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Company, the Company's office or agency in New York will be the office of the Trustee maintained for such purpose. The Notes will be issued in denominations of $1,000 and integral multiples thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE AND SUBORDINATION. The Company issued the Notes under an Indenture dated as of August 31, 2000 ("the Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company limited to $75.0 million in aggregate principal amount.

         The payment of the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full in cash or cash equivalents of all Senior Debt.

         5.       OPTIONAL REDEMPTION.

         (a) The Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 10 nor more than 30 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon and Liquidated

Damages under and as defined in the Registration Rights Agreement referred to below with respect thereto, to the applicable redemption date.

         (b) Notwithstanding the provisions of clause (a), any Notes held by a Fixed Rate Holder (as defined in the Indenture) shall not be subject to redemption at the Company's option until August 31, 2005, and from and after August 31, 2005 the amount required to be paid in redemption of any such Note shall be equal to the outstanding principal amount thereof, PLUS any accrued but unpaid interest and Liquidated Damages thereon, to the applicable redemption date, PLUS a premium equal to the product of (i) the principal amount of such Note multiplied by (ii) the percentage calculated by multiplying (A) the fixed interest rate applicable to such Note by (B) the percentage set forth in the table below opposite the period in which such redemption occurs:


                                      Period                                               Percentage
                                      ------                                               ----------
           From and including August 31, 2005 through August 30, 2006                             50%

           From and including August 31, 2006 through August 30, 2007                          33.33%

           From and including August 31, 2007 through August 30, 2008                          16.66%

           From and including August 31, 2008 through August 30, 2009                              0%

         6.       MANDATORY REDEMPTION.

         Except as set forth in Paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

         7.       REPURCHASE AT OPTION OF HOLDER.

         (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 15 Business Days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         (b) If the Company or a Restricted Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $5.0 million the Company will be required to make an offer to all Holders of Notes and all holders of other pari passu Indebtedness containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture and such other Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. Notes in denominations larger than $1,000 may be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company or the Registrar is not required to transfer or exchange any Note selected for redemption. Also, the Company or the Registrar is not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company or any of its Subsidiaries for 30 days after notice to comply with Section 4.07,

4.09, 4.10 or 4.15 of the Indenture; (iv) failure by the Company or any of its Subsidiaries for 60 days after notice to comply with any of its other agreements in the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more (other than Existing Indebtedness to the extent it is secured by or paid by the drawing against a letter of credit permitted to be issued under the Indenture); (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries as set forth in the Indenture; and (viii) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid in any material respect or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Company, any Significant Subsidiary or any group of Subsidiaries, that taken together would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

         14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Subsidiary Guarantees, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         15.      AUTHENTICATION.   This Note shall not be valid until
authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of August 31, 1999, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  TransTechnology Corporation
                  150 Allen Road
                  Liberty Corner, NJ  07893
                  Attention:  General Counsel

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to



 ------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

-------------------------------------------------------------------------------




Date:                            Your Signature:
     -------------                              ---------------------------
                                                 (Sign exactly as your name
                                                     appears on the Note)

SIGNATURE GUARANTEE:

---------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

           [ ] Section 4.10                     [] Section 4.15

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $___________



Date:                                     Your Signature:
     -----------------------                             ---------------------
                                                       (Sign exactly as your
                                                       name appears on the Note)

                                           Tax Identification No.:
                                                                  -------------

SIGNATURE GUARANTEE:

--------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

          SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE(1)


         The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:

                             Amount of               Amount of            Principal Amount
                            decrease in             increase in               of this               Signature of
                             Principal               Principal                Global Note             authorized
                             Amount of              Amount of           following such decrease       officer of
    Date of                  this Global            this Global               decrease(or             Trustee or
    Exchange                  Note                     Note                    increase)               Custodian
    --------                  ----                     ----                    ---------               ---------




-------------------------------------------
(1) This should be included only if the Note is issued in global form.

                                   EXHIBIT A-2

                  (Face of Regulation S Temporary Global Note)
===============================================================================


                                                               CUSIP: _________

            [Series A] [Series B] Senior Subordinated Notes due 2009

No. ______                                                       $__________


                           TransTechnology Corporation

promises to pay to_____________________________________________________________

or registered assigns,

the principal sum of ________________________________________________________

Dollars on ________________, 2009.

Interest Payment Dates: August 31, November 30, February 28 and May 31

Record Dates: August 15, November 15, February 14 and May 15

                                               DATED:__________________, 1999

                                               TRANSTECHNOLOGY CORPORATION

                                               By:
                                                  ---------------------------
                                                   Name:
                                                   Title:


                                                          [(SEAL)]

This is one of the [Global]
Notes referred to in the
within-mentioned Indenture:

State Street Bank and Trust Company,
as Trustee

By:__________________________
      Name:
      Title:

===============================================================================

                                      A2-2

                  (Back of Regulation S Temporary Global Note)

            [Series A] [Series B] Senior Subordinated Notes due 2009

         THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. TransTechnology Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at [if Fixed Rate insert applicable Fixed Rate][the Variable Rate, as such term is defined in the Indenture to which this Note is subject] per annum from ________________________ until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages quarterly on August 31, November 31, February 28 and May 31 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand to the extent lawful at a rate that is 2% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the August 15, November 15, February 14, or May 15 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest and Liquidated Damages on the Notes will be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments of principal, premium, interest and Liquidated Damages with respect to Notes the Holders of which have given wire transfer instructions to the Company prior to the Record Date will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Company, the Company's office or agency in New York will be the office of the Trustee maintained for such purpose. The Notes will be issued in denominations of $1,000 and integral multiples thereof. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE AND SUBORDINATION. The Company issued the Notes under an Indenture dated as of August 31, 2000 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company limited to $75.0 million in aggregate principal amount.

         The payment of the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full in cash or cash equivalents of all Senior Debt.

         5. OPTIONAL REDEMPTION.

         (a) The Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 10 nor more than 30 days' notice, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages under and as defined in the Registration Rights Agreement referred to below with respect thereto, to the applicable redemption date.

                                     A2-5

         (b) Notwithstanding the provisions of clause (a), any Notes held by a Fixed Rate Holder (as defined in the Indenture) shall not be subject to redemption at the Company's option until August 31, 2005, and from and after August 31, 2005 the amount required to be paid in redemption of any such Note shall be equal to the outstanding principal amount thereof, PLUS any accrued but unpaid interest and Liquidated Damages thereon, to the applicable redemption date, PLUS a premium equal to the product of (i) the principal amount of such Note multiplied by (ii) the percentage calculated by multiplying (A) the fixed interest rate applicable to such Note by (B) the percentage set forth in the table below opposite the period in which such redemption occurs:


                                      Period                                               Percentage
                                      ------                                               ----------
           From and including August 31, 2005 through August 30, 2006                             50%

           From and including August 31, 2006 through August 30, 2007                          33.33%

           From and including August 31, 2007 through August 30, 2008                          16.66%

           From and including August 31, 2008 through August 30, 2009                              0%

         6.       MANDATORY REDEMPTION.

         Except as set forth in Paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

         7.       REPURCHASE AT OPTION OF HOLDER.

         (a) If there is a Change of Control, each Holder of Notes will have the right to require the Company to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 15 Business Days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be

                                     A2-6

no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         (b) If the Company or a Restricted Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company will be required to make an offer to all Holders of Notes and all holders of other pari passu Indebtedness containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture and such other Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 10 days but not more than 30 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. Notes in denominations larger than $1,000 may be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may

                                      A2-7


be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company or the Registrar is not required to transfer or exchange any Note selected for redemption. Also, the Company or the Registrar is not required to transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

         This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

         10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages

                                     A2-8

with respect to the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of principal of or premium, if any, on the Notes (whether or not permitted by the subordination provisions of the Indenture); (iii) failure by the Company or any of its Subsidiaries for 30 days after notice to comply with Section 4.07, 4.09, 4.10 or
4.15 of the Indenture; (iv) failure by the Company or any of its Subsidiaries for 60 days after notice to comply with any of its other agreements in the Indenture or the Notes or (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more (other than Existing Indebtedness to the extent it is secured by or paid by the drawing against a letter of credit permitted to be issued under the Indenture); (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries as set forth in the Indenture; and (viii) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid in any material respect or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency as set forth in the Indenture, with respect to the Company, any Significant Subsidiary or any group of Subsidiaries, that taken together would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a

                                      A2-9

majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

         14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Subsidiary Guarantees, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of August 31, 1999, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

                                     A2-10

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  TransTechnology Corporation
                  150 Allen Road
                  Liberty Corner, NJ  07893
                  Attention:  General Counsel

                                     A2-11




                                (Assignment Form)

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


-------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------------------------


Date: _____________________     Your Signature: _______________________________
                                                (Sign exactly as your name
                                                  appears on the Note)

SIGNATURE GUARANTEE:

-------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

                                     A2-12


                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:
                       [ ] Section 4.10 [ ] Section 4.15

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $___________

-------------------------------------------------------------------------------


Date:                            Your Signature:
     ------------------------                   -------------------------------
                                                (Sign exactly as your name
                                                 appears on the Note)

                                       Tax Identification No.:
                                                              -----------------

SIGNATURE GUARANTEE:

--------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

                                    A2-13

        SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE(2)


         The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:

                             Amount of               Amount of            Principal Amount
                            decrease in             increase in               of this               Signature of
                             Principal               Principal                Global Note             authorized
                             Amount of              Amount of           following such decrease       officer of
    Date of                  this Global            this Global               decrease(or             Trustee or
    Exchange                  Note                     Note                    increase)               Custodian
    --------                  ----                     ----                    ---------               ---------




-------------------------------------------
(2) This should be included only if the Note is issued in global form.

                                    EXHIBIT B
                         FORM OF CERTIFICATE OF TRANSFER

TransTechnology Corporation
150 Allen Road
Liberty Corner, NJ  07893
Attention:  General Counsel


[Registrar address block]

                  Re:      Series     Senior Subordinated Notes due 2009
                           ---------------------------------------------

         Reference is hereby made to the Indenture, dated as of _____________ (the "INDENTURE"), between TransTechnology Corporation, as issuer (the "COMPANY"), and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ______________, (the "TRANSFEROR") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement

Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL NOTE, THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

         (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

         (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

         (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

         (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                         [Insert Name of Transferor]
                                         By:
                                            ----------------------------------
                                              Name:
                                              Title:

Dated: ______________________,

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

         (a)      [ ]  a beneficial interest in the:

                  (i)      [ ]  144A Global Note (CUSIP _________), or

                  (ii)     [ ]  Regulation S Global Note (CUSIP__________), or

         (b)      [ ]  a Restricted Definitive Note.

         2.       After the Transfer the Transferee will hold:

                                   [CHECK ONE]

                  (a)      [ ]  a beneficial interest in the:

                           (i)      [ ]  144A Global Note (CUSIP ________), or
                           (ii)     [ ]  Regulation S Global Note
                                         (CUSIP ________), or
                           (iii)    [ ]  Unrestricted Global Note
                                         (CUSIP ________); or
                  (b)      [ ]  a Restricted Definitive Note; or

                  (c)      [ ]  an Unrestricted Definitive Note,

              in accordance with the terms of the Indenture.

                                                                       EXHIBIT C
                                                                       ---------

                            Form of Certificate To Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors
                    -----------------------------------------

TransTechnology Corporation
150 Allen Road
Liberty Corner, NJ 07938
Attention:  General Counsel

Ladies and Gentlemen:

                 In connection with our proposed purchase of $_________ aggregate principal amount of the Series ____ Senior Subordinated Notes due 2009 (the "Notes") of TransTechnology Corporation (the "Company"), we confirm that:

         1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144 under the Securities Act) after the later of the date of original issue of the Notes being acquired or any predecessor to such Notes or the last date on which the Company or any affiliate of the Company was the owner of the Notes being acquired or any predecessor of such Notes or (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company or a subsidiary thereof,
(b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States to "foreign purchasers" (as defined below) in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (an "Accredited Investor") that is purchasing for its own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of the Notes of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, in each case in accordance with applicable securities laws of any state of the United States or any other applicable jurisdiction, subject, in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an Accredited Investor within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company, the Trustee and the Transfer Agent and Registrar reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company and the Trustee.

         2. We are an Accredited Investor purchasing Notes for our own account or for the account of one or more QIBs or Accredited Investors, and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities laws of any state of the United States and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment in the Notes for an indefinite period.

         3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we and any such account are (a) a QIB, aware that the sale is being made in reliance on Rule 144A under the Securities Act, (b) an Accredited Investor, or (c) a person other than a U.S. person ("foreign purchasers"), which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rules 903 and 904 of Regulation S under the Securities Act.

         4. We have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in order to verify the information contained in the Offering Memorandum.

         5. We are not purchasing the Notes for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of ERISA, except as may be permitted under ERISA and as described under "Notice to Investors" in the Offering Memorandum.

         6. In the event that we purchase any Notes, we will acquire Notes having an outstanding principal amount of at least $250,000 for our own account and $250,000 for each account for which we are acting.

                  We understand that the Trustee and the Transfer Agent will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Notes purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of the first paragraph of this letter. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that transfers of such Notes are restricted as stated herein and that certificates representing such Notes will bear a legend to that effect.

                  We represent that you, the Company, the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgements, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgements, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                  We represent to you that we have full power to make the foregoing acknowledgements, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

                  As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                              Very truly yours,

                                              (Name of Purchaser)

                                              By:____________________

                                              Date:__________________

Upon transfer, the Securities would be registered in the name of the new beneficial owner.

                                                                       EXHIBIT D
                                                                       ---------

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                            ------------------------

State Street Bank and Trust Company
Corporate Trust Department
2 Avenue de Lafayette, 6th Floor
Boston, MA  02111

Re:      TransTechnology Corporation (the "Company")
         Series ___ Senior Subordinated Notes
         due 2009 (the "Notes")

Ladies and Gentlemen:

         In connection with our proposed sale of $______ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (1) the offer of the Notes was not made to a person in the United
States;

         (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

         (5) we have advised the transferee of the transfer restrictions applicable to the Notes;

         (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Notes may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Notes under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act; and

         (7) if the sale is made during a restricted period and the provisions of Rule 903(c)(3) are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Transferor]

                                                     By:________________________
                                                           Authorized Signature

                                    EXHIBIT E
                    FORM OF SUBORDINATED SUBSIDIARY GUARANTEE


         For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture dated as of August 31, 2000 (the "Indenture") among TransTechnology Corporation, the Guarantors listed on the signature page thereto, and State Street Bank and Trust Company, as trustee (the "Trustee"), and subject to the provisions in the Indenture, (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Subsidiary Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Subsidiary Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture.

         The terms of Articles 10 and 11 of the Indenture are incorporated herein by reference.
                                      [Name of Guarantor]


                                      By:________________________
                                               Name:
                                               Title:

                                    EXHIBIT F
                         FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS


         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ________________, among __________________ (the "Guaranteeing Subsidiary"), a subsidiary of TransTechnology Corporation (or its permitted successor), a Delaware corporation (the "Company"), the Company, the other Guarantors (as defined in the Indenture referred to herein) and State Street Bank and Trust Company, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H


         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of _______________ providing for the issuance of an aggregate principal amount of up to $75.0 million of Senior Subordinated Notes due 2009 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. The Guaranteeing Subsidiary hereby agrees as follows:

         (a) Along with all Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

                  (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                  (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

         (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         (c) The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

         (d) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

         (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

         (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

         (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in
                  Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee.

         (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

         (i) The obligations hereunder shall be subject to the subordination provisions set forth in Article 10 of the Indenture.

         3. Execution and Delivery. Each Guaranteeing Subsidiary agrees that the Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         4. Guaranteeing Subsidiary May Consolidate, Etc., on Certain Terms.

                  (a) The Guaranteeing Subsidiary may not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Guarantor unless:

                  (i) subject to Section 11.05 and 11.06 of the Indenture, the Person formed by or surviving any such consolidation or merger (if other than a Guarantor or the Company) unconditionally assumes all the obligations of such Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes, the Indenture and the Subsidiary Guarantee on the terms set forth herein or therein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and

                  (iii) except in the case of a merger of a Guarantor with or into another Guarantor or a merger of a Guarantor with or into the Company, the Company would be permitted by virtue of the Company's pro forma Fixed Charge Coverage Ratio, immediately after giving effect to such transaction, to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 of the Indenture.

         (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

         (c) Except as set forth in Articles 4 and 5 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

         5.       Releases.

         (a) In the event of a sale or other disposition of all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all to the Capital Stock of any Guarantor (other than to the Company or another Guarantor), then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor (other than to the Company or another Guarantor)) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Subsidiary Guarantee and any such acquiring corporation will not be required to assume any obligations of such Guarantor under the applicable Subsidiary Guarantee; provided that such sale or other disposition complies with all applicable provisions of the Indenture including, without limitation, Section 4.10 hereof. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

         (b) Any Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 11 of the Indenture.

         6. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         10. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  _______________, ____               [Guaranteeing Subsidiary]


                                             By:___________________________
                                                    Name:
                                                    Title:

                                                                   EXHIBIT E
    ------------------------------------------------------------------------








                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 31, 1999

                                  by and among

                          TransTechnology Corporation,

                          the Guarantors named herein,

                                       and

                    BankBoston, N.A., as Administrative Agent








    ------------------------------------------------------------------------

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of August 31, 1999, by and among TransTechnology Corporation, a Delaware corporation (the "Company"), the Guarantors listed on the signature pages hereto as such (together with any future subsidiary of the Company that executes a guarantee in accordance with the provisions of the Purchase Agreement referred to below, the "Guarantors"), and BankBoston, N.A., in its capacity as administrative agent for the initial purchasers (the "Initial Purchasers"), of the Company's Bridge Notes in the original principal amount of $75,000,000 (the "Bridge Notes") under and pursuant to that certain Senior Subordinated Note Purchase Agreement, dated as of August 31, 1999 (the "Purchase Agreement"), by and among the Company, the Administrative Agent, BancBoston Robertson Stephens Inc., as the arranger (in such capacity, the "Arranger") and the Initial Purchasers.

         This Agreement is made pursuant to the Purchase Agreement. In order to induce the Initial Purchasers to purchase the Bridge Notes, the Company and the Guarantors (collectively, the "Issuers") have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACT: The Securities Act of 1933, as amended.

         ADMINISTRATIVE AGENT:  As defined in the preamble hereto.

         AFFILIATE: With respect to any specified Person, any Person directly or indirectly controlling or controlled by such specified Person, or any Person under direct or common control with such specified Person.

         BRIDGE NOTES:  As defined in the preamble hereto.

         BUSINESS DAY: Any day other than a Saturday, a Sunday or a day on which banking institutions in Boston, Massachusetts, or at any other place of payment hereunder are authorized by law, regulation or executive order to remain closed.

         BROKER-DEALER: Any broker or dealer registered as such under the Exchange Act.

         CLOSING DATE: The date of this Agreement.

         COMMISSION:  The Securities and Exchange Commission.

         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

         DAMAGES PAYMENT DATE: With respect to the Notes, each Interest Payment Date.

         EFFECTIVENESS TARGET DATE: As defined in Section 5 hereof.

         EXCHANGE ESCROW AGREEMENT:  As defined in the Purchase Agreement.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

         EXCHANGE OFFER: The registration by the issuers under the Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         GUARANTORS:  As defined in the preamble hereto.

         HOLDERS: As defined in Section 2(b) hereof.

         INDEMNIFIED HOLDER: As defined in Section 8(a) hereof.

         INDENTURE: The Indenture, dated as of the date hereof, among the Issuers and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         INITIAL MATURITY DATE:  August 31, 2000.

         INITIAL PURCHASERS: As defined in the preamble hereto.

         INTEREST PAYMENT DATE: As defined in the Notes.

         LIQUIDATED DAMAGES: As defined in Section 5 hereof.

         NASD: National Association of Securities Dealers, Inc.

         NOTES: The Series A Notes and the Series B Notes.

         PERSON: An individual, partnership, corporation, limited liability company, limited liability partnership, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         PROSPECTUS: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         PURCHASE AGREEMENT: As defined in the preamble hereto.

         RECORD HOLDER: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         REGISTRATION DEFAULT: As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Issuers relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         SERIES A NOTES: The Company's Series A Senior Subordinated Notes due 2009 to be issued under the Indenture in exchange for Term Notes pursuant to
Section 5 of the Purchase Agreement, together with the guarantee thereof by any Guarantor.

         SERIES B NOTES: The Company's Series B Senior Subordinated Notes due 2009 to be issued pursuant to the Indenture in the Exchange Offer, together with the guarantee thereof by any Guarantor.

         SHELF FILING DEADLINE: As defined in Section 4 hereof.

         SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

         TERM NOTE:  As defined in the Purchase Agreement.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and the Note for which it is exchanged is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (c) the date on which such Note is permitted to be distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

         UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         WARRANT HOLDERS' AGREEMENT:  As defined in the Purchase Agreement.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

         (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities. A Holder is deemed a "selling Holder" whenever such Holder notifies the Company of such Holder's intent to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuers shall (i) cause to be filed with the Commission as soon as practicable after the Initial Maturity Date, but in no event later than 60 days after the Initial Maturity Date, an Exchange Offer Registration Statement, (ii) use commercially reasonable efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Initial Maturity Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act, and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit the Exchange Offer to be Consummated, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted

Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Company shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

         (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         Subject to Section 4(c), the Issuers shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

         The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180 day period in order to facilitate such resales.

SECTION 4. SHELF REGISTRATION

         (a) SHELF REGISTRATION. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Days after the Exchange Offer shall have been Consummated (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its Affiliates, then the Issuers shall:

                           (x) use commercially reasonable efforts to file a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or (2) the 60th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
         Section 4(b) hereof; and

                           (y) use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 120th day after the obligation to file the Shelf Registration Statement arises.

Subject to Section 4(c), the Issuers shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date.

         (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages (as defined) pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         (c) The Company shall be entitled to suspend the effectiveness of any Shelf Registration Statement and the duration of such suspension shall be excluded from the calculation of the two-year period referred to in Section 4(a). Such suspension shall be effected only if the Board of Directors of the Company determines reasonably and in good faith that the effectiveness of the Shelf Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its Affiliates or require disclosure of material information which the Company has a lawful and bona fide business purpose for preserving as confidential, which financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction is under active consideration by the Company at the time of such suspension described above; PROVIDED, HOWEVER, that the Company shall not be entitled to more than one suspension, which suspension shall be no longer than six weeks in duration. If the Company shall so suspend the effectiveness of a Shelf Registration Statement it shall, as promptly as possible, deliver a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Company to the Initial Purchasers and Holders of Transfer Restricted Securities as to such determination, and such Initial Purchasers and Holders shall receive an extension of the applicable registration period equal to the number of days of the suspension.

SECTION 5. LIQUIDATED DAMAGES

         If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose (except pursuant to Section 4(c)) prior to the expiration of the time period specified by this Agreement without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default", and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), the Issuers hereby jointly and severally agree that liquidated damages ("Liquidated Damages"), in addition to the base interest that would otherwise accrue on the Transfer Restricted Securities, shall accrue at a per annum rate of 0.25% of the aggregate principal amount of such Transfer Restricted Securities outstanding for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% of the aggregate principal amount of such Transfer Restricted Securities for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% of the aggregate principal amount of such Transfer Restricted Securities for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% of the aggregate principal amount of such Transfer Restricted Securities outstanding thereafter for the remaining portion of the Registration Default Period. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease immediately.

         All obligations of the Issuers set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Issuers shall comply with all of the provisions of Section 6(c) below, shall use commercially reasonable efforts to effect such exchange and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuers hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers to Consummate an Exchange Offer for such Series A Notes. The Issuers hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuers hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted, and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the time that it is Consummated, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration

         Statement) to the effect that (A) it is not an affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer, (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers' preparations for the Exchange Offer and (D) such other customary representations as the Issuers may reasonably request. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13,
         1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company or an Affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers shall provide a supplemental letter to the Commission (A) stating that the Issuers are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

         (b) SHELF REGISTRATION STATEMENT. In connection with any Shelf Registration Statement, the Issuers shall comply with all the provisions of
Section 6(c) below and shall use their commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuers will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended and lawful method or methods of distribution thereof.

         (c) GENERAL PROVISIONS. Subject to Section 4(c), in connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Issuers shall:

                  (i) use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been exchanged or cease to be Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon receipt of written notice of any stop order described in the preceding clause
         (C), selling Holders shall refrain from delivering any Prospectus or Prospectus Supplement in the jurisdiction issuing such stop order until notification by the Issuers that such stop order has been lifted or withdrawn. Upon the receipt of written notice of any fact or event described in the preceding clause (D), selling Holders shall refrain from delivering any Prospectus or Prospectus Supplement requiring amendment or supplement as described therein. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least three Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three Business Days after the receipt thereof;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Issuers representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request, provided that the Company may require any such Person to enter into a customary confidentiality agreement;

                  (vi) subject to the receipt of confidentiality agreements as provided above, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuers and cause the Issuers' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers hereby consent to the use of the Prospectus and any amendment or supplement thereto in accordance with this Agreement by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) enter into such agreements (including an underwriting agreement), and make such reasonable and customary representations and warranties, and take all such other actions in connection therewith as reasonably necessary in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuers shall:

                           (A) furnish to the selling Holders and each
                  underwriter, if any, in the event of a Shelf Registration Statement, and furnish to any Holder tendering Notes in an Exchange Offer, if any, in the event of an Exchange Offer, in each case, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date the
                           Exchange Offer is Consummated or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in Sections
                           8.1 - 8.5 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers, covering the matters customarily opined to in connection with the registration of securities as contemplated by Sections 3 and 4 of this Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, representatives of the Holders and their counsel in connection with the preparation of the Registration Statement and related Prospectus and have considered the matters required to be stated therein and the statements contained therein and, although they have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of such statements, on the basis of the foregoing, they hereby confirm that no facts came to their attention that caused them to believe that the Registration Statement and related Prospectus, as of their date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel expresses no belief or opinion with respect to, assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of exhibits, the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers pursuant to this clause
                  (xi), if any.

         If at any time during which a Registration Statement is required to be effective under this Agreement the Issuers become aware that the representations and warranties of the Issuers contemplated in clause (A)(1) above cease to be true and correct, the Issuers shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions (within the United States, Canada or, with respect to sales to institutions, the United Kingdom) as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) to the extent lawful, issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, as may be reasonably necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) subject to Section 6(c)(i), if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material- fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities that are in a form eligible for deposit with The Depository Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use commercially reasonable efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities (within the United States, Canada or the United Kingdom) as may be necessary to enable the

         Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) if so required under the TIA, cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xxi) provide promptly to each Holder upon request each document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

         Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Issuers' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Issuers' performance of or compliance with this Agreement will be borne by the Company or the respective Guarantor, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone incurred by the Company the Guarantors and their agents; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities, (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuers will bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by any issuer.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

         (a) The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Holder against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Holder expressly for use therein.

         (b) Each Holder will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other from the sale by the Company of the Series A Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the Guarantors bear to the total proceeds received by such holder upon the sale of the Notes giving rise to such indemnification obligations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors agree, and the Holders shall be deemed to have agreed, that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are several in proportion to the respective principal amount of Series A Notes held by each of the Holders hereunder and not joint.

         (e) The obligations of the Company and the Guarantors under this
Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Holder within the meaning of the Act; and the obligations of the Holders under this Section 8 shall be in addition to any liability which the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors and to each person, if any, who controls the Company within the meaning of the Act the amount by which the total net proceeds received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of misrepresentation within the meaning of Section 11(a) of the Act shall be entitled to contribution from any person who was not guilty of such misrepresentation.

         (f) Notwithstanding anything to the contrary in this Section 8, the Company and the Guarantors shall not be required to indemnify and hold harmless any party with respect to any loss, liability, claim, damage or expense to the extent arising out of (x) the use of a Prospectus relating to a Shelf Registration Statement during any period when its use has been suspended pursuant to Section 4(c) after the Issuers have provided (and such party has actually received) written notice of such suspension pursuant to Section 12(e); PROVIDED that the Company shall have established beyond a reasonable doubt in a court of competent jurisdiction that such Holder actually received such written notice on a timely basis and that such loss, liability, claim, damage or expense would have been completely avoided had such notice been complied with or (y) the use of an outdated Prospectus relating to a Shelf Registration Statement following the delivery of an updated Prospectus correcting the untrue statement or omission giving rise to the loss, liability, claim, damage or expense to any Holder; provided, that the Company shall have established beyond a reasonable doubt in a court of competent jurisdiction that (i) any such untrue statement or omission was fully corrected in such updated Prospectus, (ii) that the delivery of such updated Prospectus by such Holder would not have given rise to such loss, liability, claim, damage or expense and (iii) such Holder was provided with sufficient quantities of such updated Prospectus and written notice of suspension of the prior Prospectus, each on a timely basis. Any amounts paid by the Issuers to a Holder pursuant to this Agreement as a result of such losses, liabilities, claims, damages or expenses shall be returned to the Issuer, if it shall be finally determined by a court of competent jurisdiction that such Holder was not entitled to indemnification by the Issuers by virtue of this
Section 8(f).

SECTION 9. RULE 144A

         The Issuers hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of

Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration with respect to any Notes hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12. MISCELLANEOUS

         (a) REMEDIES. The Issuers agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Issuers will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of the Guarantors have previously entered into any agreement granting any registration rights with respect to its securities to any Person, other than the Warrant Holders' Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to any of the holders of the Issuers' securities under any agreement in effect on the date hereof.

         (c) ADJUSTMENTS AFFECTING THE NOTES. The Issuers will not take any action, or permit any change to occur, with respect to the terms of the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

         (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Issuers:

                           TransTechnology Corporation
                           150 Allen Road
                           Liberty Corner, New Jersey  07938
                           Telecopier No.: (908) 903-1616
                           Attention:  Chief Financial Officer

                           with a copy to

                           F. Ronald O'Keefe, Esq.
                           Hahn Loeser & Parks LLP
                           3300 BP America Building
                           200 Public Square
                           Cleveland, Ohio 44114
                           Telecopier No.: (216) 241-2824

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (I) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) SEVERABILITY. In the event that anyone or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, the Indenture, the Notes and the Exchange Escrow Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.

                                  THE COMPANY:

                                  TRANSTECHNOLOGY CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Joseph F. Spanier
                                     Title: Vice President & CFO

                                  THE GUARANTORS:

                                  TRANSTECHNOLOGY ACQUISITION CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  PALNUT FASTENERS, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  INDUSTRIAL RETAINING RING COMPANY

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RETAINERS, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RANCHO TRANSTECHNOLOGY CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INDUSTRIES

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INTERNATIONAL SALES, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SEEGER, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SEEGER INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TCR CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  NORCO, INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary


                                  AEROSPACE RIVET MANUFACTURERS CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELLISON RING & WASHER INC.

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY CANADA CORPORATION

                                  By:
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary


                                  THE ADMINISTRATIVE AGENT:

                                  BANKBOSTON, N.A., as Administrative Agent on behalf of the Initial Purchasers and Holders


                                  By:
                                     ---------------------------
                                     Name:  Robert W. MacElhiney
                                     Title: Vice President

                                                              EXHIBIT F

                                     FORM OF
                             COMPLIANCE CERTIFICATE

                               ----------- --, ---

To each of the Lenders party to the
  Purchase Agreement referred to below
c/o BankBoston, N.A., as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

        Reference is made to the Senior Subordinated Note Purchase Agreement dated as of August 31, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Purchase Agreement"), by and among TransTechnology, the lending institutions party thereto (the "Lenders"), and BankBoston, N.A., as administrative agent for the Lenders (the "Administrative Agent"). Capitalized terms which are used herein without definition and which are defined in the Purchase Agreement shall have the respective meanings assigned to such terms in the Purchase Agreement.

        Pursuant to Section 9.4(c) of the Purchase Agreement, the principal financial or accounting officer of TransTechnology hereby certifies to each of you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] next preceding the date of this certificate; (b) as of the date of this certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default or an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except, in the case of quarterly statements, for year-end adjustments and provisions for footnotes and, in all cases, except as disclosed therein).

        IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                           TRANSTECHNOLOGY CORPORATION


                           By:_______________________________
                              Title:

                           [Worksheet to be attached]

                                                                    EXHIBIT G

                              SUBORDINATED GUARANTY

         SUBORDINATED GUARANTY (this "Guaranty"), dated as of August 31, 1999, by TRANSTECHNOLOGY ACQUISITION CORPORATION, a Delaware corporation, PALNUT FASTENERS, INC., a Delaware corporation, INDUSTRIAL RETAINING RING COMPANY, a New Jersey corporation, RETAINERS, INC., a New Jersey corporation, RANCHO TRANSTECHNOLOGY CORPORATION, a California corporation, TRANSTECHNOLOGY SYSTEMS & SERVICES, INC., a Michigan corporation, ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC., a Delaware corporation, SSP INDUSTRIES, a California corporation, SSP INTERNATIONAL SALES, INC., a California corporation, TRANSTECHNOLOGY SEEGER, INC., a Delaware corporation, SEEGER, INC., a Delaware corporation, TCR CORPORATION, a Minnesota corporation, NORCO, INC., a Connecticut corporation, AEROSPACE RIVET MANUFACTURERS CORPORATION, a California corporation, ELLISON RING & WASHER, INC., a Virginia corporation, TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC, a Delaware limited liability company, TRANSTECHNOLOGY CANADA CORPORATION, an Ontario corporation and TRANSTECHNOLOGY INTERNATIONAL CORPORATION, a U.S. Virgin Islands corporation (each a "Guarantor" and collectively, the "Guarantors"), in favor of (i) BankBoston, N.A., a national banking association, as Administrative Agent (hereinafter, in such capacity, the "Administrative Agent") for itself and the other lending institutions (hereinafter, collectively, the "Lenders") which are or may become parties to a Senior Subordinated Note Purchase Agreement dated as of August 31, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Purchase Agreement"), by and among TransTechnology Corporation, a Delaware corporation (the "Company"), the Lenders, and the Administrative Agent, (ii) each of the Holders of the Notes (as such terms are defined in the Purchase Agreement).

         WHEREAS, the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

         WHEREAS, each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Company by the Holders pursuant to the Purchase Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a condition precedent to the Lenders' purchasing the Notes under the Purchase Agreement that each Guarantor execute and deliver to the Administrative Agent, for the benefit of each of the Holders of the Notes, a guarantee substantially in the form hereof; and

         WHEREAS, each Guarantor wishes to guarantee the Company's Obligations to the Holders under or in respect of the Purchase Agreement as provided herein.

         NOW, THEREFORE, each Guarantor hereby agrees for the benefit of the Holders as follows:

         1. DEFINITIONS. All capitalized terms used herein without definition that are defined in the Purchase Agreement shall have the respective meanings provided therefor in the Purchase Agreement. References herein to the Administrative Agent shall, if and for so long as any Exchange Notes are outstanding under the Indenture, be deemed to include the Trustee under and as defined in the Indenture.

         2.  GUARANTEE OF PAYMENT AND PERFORMANCE; SUBORDINATION.

         (a) IN GENERAL. Each Guarantor hereby, jointly and severally, unconditionally guarantees to each Holder of a Note and to the Administrative Agent, irrespective of the validity or enforceability of the Purchase Agreement, the Indenture, the Notes or the obligations of the Company thereunder, that: (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Administrative Agent under the Notes, the Purchase Agreement, the Indenture or any of the other Loan Documents will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; (ii) without limiting the foregoing, the Liquidated Damages payable under the Registration Rights Agreement will be promptly paid in full when due; and (iii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, each Guarantor shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. The obligations of the Guarantors under this Section 2(a) are referred to herein as the "Obligations".

         (b) SUBORDINATION. Notwithstanding any other provision of this Guaranty, payment under this Guaranty shall be, in the manner and to the extent set forth in Section 11 of the Purchase Agreement, junior and subordinated in right of payment to the prior payment in full of all amounts due and owing upon all Senior Debt (as defined in the Purchase Agreement) at any time outstanding as if a payment under this Guaranty were a payment under the Notes (or any of them); and in furtherance thereof, the Administrative Agent and the Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to the Purchase Agreement.

         3. GUARANTOR'S AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Holders and to the Administrative Agent, on demand, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by any Holder or the Administrative Agent in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Purchase Agreement, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         4.  FOREIGN CURRENCY OBLIGATIONS.

         The Guarantors shall make payment relative to each Obligation in the currency (the "Original Currency") in which TransTechnology is required to pay such Obligation. If any Guarantor makes payment relative to any Obligation to the Lenders of the Administrative Agent in a currency (the "Other Currency") other than the Original Currency (whether voluntary or pursuant to an order or judgement of a court of tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of such Guarantor hereunder in respect of such Obligation only to the extent of the amount of the Original Currency which the Administrative Agent is able to purchase at Boston, Massachusetts with the amount it receives on the date of receipt in accordance with its normal practice. If the amount of the Original Currency which the Administrative Agent is able to purchase is less than the amount of such currency originally due in respect of the relevant Obligation, such Guarantor shall indemnify and save the Administrative Agent harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Lender or the Administrative Agent and shall continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgement or order.

         5.  GUARANTORS MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

         The Guarantors may not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another corporation, Person or other entity whether or not affiliated with such Guarantor unless (i) subject to the provisions of the following paragraph, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to an assumption agreement, in form and substance reasonably satisfactory to the Administrative Agent, under the Notes and the Purchase Agreement; (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and (iii) except in the case of a merger of a Guarantor with or into another Guarantor or a merger of a Guarantor with or into the Company, the Company would be permitted by virtue of the Company's pro forma Fixed Charge Coverage Ratio, immediately after giving effect to such transaction, to incur at least $1.00 of additional

Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in
Section 10.1 of the Purchase Agreement.

         6.  RELEASES FOLLOWING SALE OF ASSETS OR CAPITAL STOCK.

         In the event of a sale or other disposition of all or substantially all of the assets of a Guarantor (other than to the Company or another Guarantor), by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor (other than to the Company or another Guarantor), then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under this Guaranty and any such acquiring corporation will not be required to assume any obligations of such Guarantor under this Guaranty; provided that such sale or other disposition complies with all applicable provisions of the Purchase Agreement.

         7. WAIVERS BY GUARANTORS; HOLDERS' FREEDOM TO ACT. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The Guarantors hereby agree that their Obligations hereunder shall be unconditional, irrespective of the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guaranty shall not be discharged except by complete performance of the Obligations. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the Obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Purchase Agreement, the Indenture, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligations; (e) the adequacy of any rights which any Holder may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which any Holder might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent any Holder from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after such Holder's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by any Holder.

         8. UNENFORCEABILITY OF OBLIGATIONS AGAINST COMPANY. If for any reason the Company has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by reason of the Company's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Purchase Agreement, the Indenture, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

         9.  SUBROGATION.

                  9.1. WAIVER OF RIGHTS. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Administrative Agent, on the other hand, (x) the maturity of the obligations under the Notes guaranteed hereby may be accelerated as provided in the Purchase Agreement for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and
         (y) in the event of any declaration of acceleration of such obligations as provided in the Purchase Agreement, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guaranty. The Guarantors shall have the right to seek contribution from any non-paying

         Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guaranty.

                  9.2. PROVISIONS SUPPLEMENTAL. The provisions of this ss.8 shall be supplemental to and not in derogation of any rights and remedies of the Holders or the Administrative Agent under any separate subordination agreement which a Holder or the Administrative Agent may at any time and from time to time enter into with the Guarantor.

         10.  TAXES AND SETOFF BY GUARANTOR.

         All payments to be made by the Guarantors hereunder shall be made without set-off or counterclaim and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever. If at any time any applicable law, regulation or international agreement requires any Guarantor to make any such deduction or withholding from any such payment, the sum due from such Guarantor in respect to such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Administrative Agent, for and on behalf of the Lenders, receives a net sum equal tot he sum which it would have received had no deduction or withholding been required.

         11. FURTHER ASSURANCES. Each Guarantor agrees that it will from time to time, at the request of the Majority Holders, do all such things and execute all such documents as the Majority Holders may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Holders and the Administrative Agent hereunder, including endorsing a notation of this Guaranty substantially in the form included in Exhibit E to the Indenture on each Exchange Note authenticated and delivered by the Trustee pursuant to Section 5 of the Purchase Agreement and the provisions of the Exchange Escrow Agreement. Each Guarantor hereby agrees that this Guaranty shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of this Guaranty.

         If an Officer whose signature is on this Guaranty no longer holds that office at the time the Trustee authenticates any Exchange Note on which this Guaranty is endorsed, this Guaranty shall be valid nevertheless. The delivery of any Exchange Note by the Trustee, pursuant to and after the authentication thereof under the Indenture, shall constitute due delivery of this Guaranty on behalf of the Guarantors.

         Each Guarantor acknowledges and confirms that it has established its own adequate means of obtaining from the Company on a continuing basis all information desired by such Guarantor concerning the financial condition of the Company and that such Guarantor will look to the Company and not to any Holder in order for such Guarantor to keep adequately informed of changes in the Company's financial condition.

         12. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the indefeasible repayment in full, in cash, of all of the Obligations. If any Holder or the Administrative Agent is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Administrative Agent or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.

         13. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor, such Guarantor's successors and assigns, and shall inure to the benefit of the Holders and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Holder may assign or otherwise transfer the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Holder herein, all in accordance with the Purchase Agreement. The Guarantors may not assign any of their obligations hereunder.

         14. LIMITATION ON GUARANTORS' LIABILITY. Each Guarantor hereby confirms that it is the intention of such party that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code or another insolvency code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Guarantors hereby irrevocably agree that the obligations of such Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

         15. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Majority Holders. No failure on the part of any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         16. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to a Guarantor, c/o the Company at its address set forth in Section 21 of the Purchase Agreement, if to the Administrative Agent, at its address set forth in Section 21 of the Purchase Agreement, if to the Trustee, at its address set forth in the Indenture, and if to a Holder, at the address for notices for such Holder set forth in the register referred to in Section 20.3 of the Purchase Agreement, or at such address as either party may designate in writing to the other.

         17. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTEE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the address specified by reference in Section 14. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         18. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT ON BEHALF OF THE LENDERS AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTEE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Guarantor (a) certifies that no Holder nor any representative, agent or attorney of any Holder has represented, expressly or otherwise, that any Holder would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Purchase Agreement and the other Loan Documents to which any Holder is a party, the Holders are relying upon, among other things, the waivers and certifications contained in this Section 16.

         19. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guarantee of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Subordinated Guaranty to be executed and delivered as of the date first above written.

                                  TRANSTECHNOLOGY ACQUISITION CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  PALNUT FASTENERS, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  INDUSTRIAL RETAINING RING COMPANY

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RETAINERS, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RANCHO TRANSTECHNOLOGY CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INDUSTRIES

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INTERNATIONAL SALES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SEEGER, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SEEGER INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TCR CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  NORCO, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  AEROSPACE RIVET MANUFACTURERS CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELLISON RING & WASHER INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY CANADA CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY INTERNATIONAL CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

         The Administrative Agent hereby executes this Guaranty on behalf of itself and the other Lenders solely for the purpose of Section 18 hereof:


                                  BANKBOSTON, N.A.


                                  By: /s/Robert W. MacElhiney
                                     ---------------------------
                                     Name:  Robert W. MacElhiney
                                     Title: Vice President

                                                                     EXHIBIT H

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                           Dated as of _____ __, ____

         Reference is made to the Senior Subordinated Note Purchase Agreement dated as of August 31, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Purchase Agreement"), by and among TransTechnology Corporation, a Delaware corporation ("TransTechnology"), the lending institutions party thereto (the "Lenders"), and BankBoston, N.A., as administrative agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

         _______________ (the "ASSIGNOR") and _______________ (the "ASSIGNEE")
hereby agree as follows:

         1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $_______ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Purchase Agreement equal to _______% in respect of the Loans immediately prior to the Effective Date (as hereinafter defined).

         2. ASSIGNOR'S REPRESENTATIONS. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Acceptance,
(B) as of the Effective Date (as hereinafter defined), immediately after giving effect to this Assignment and Acceptance, its Commitment is $_______, its Commitment Percentage is _______%, and the aggregate outstanding principal balance of its Loans equals $_______________, and (C) immediately after giving effect to all assignments which have not yet become effective, the Assignor's interest in the Loans will be sufficient to give effect to this Assignment and Acceptance, (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Purchase Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchase Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of TransTechnology or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by TransTechnology or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Purchase Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and
(iv) attaches hereto the Bridge Note [, Term Note and Exchange Note] delivered to it under the Purchase Agreement.

         The Assignor requests that TransTechnology exchange the Assignor's Bridge Note [and/or Term Note and/or Exchange Note] for new Bridge Notes [and/or Term Notes and/or Exchange Notes] payable to the Assignor and Assignee as follows:


Notes payable to    Amount of Bridge Note:      Amount of           Amount of
----------------    ---------------------       ---------           ---------
 the order of:                                  Term Note:        Exchange Note:
----------------                               -----------        --------------

   Assignor              $__________           $__________         $__________

   Assignee              $__________           $__________         $__________

3. ASSIGNEE'S REPRESENTATIONS. The Assignee (i) represents and warrants that
(A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Purchase Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Purchase Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Purchase Agreement are required to be performed by it as a Lender.

         4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be _____ __, ____ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, each party hereto shall deliver its duly executed counterpart hereof to the Administrative Agent for acceptance by the Administrative Agent and recording in the Register by the Administrative Agent. SCHEDULE 1 to the Purchase Agreement shall thereupon be replaced as of the Effective Date by SCHEDULE 1 annexed hereto.

         5. RIGHTS UNDER PURCHASE AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Purchase Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Purchase Agreement; PROVIDED, HOWEVER, that the Assignor shall retain its rights to be indemnified pursuant to Section 18 of the Purchase Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. PAYMENTS. Upon such acceptance of this Assignment and Acceptance by the Administrative Agent and such recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

         7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer or officers thereunto duly authorized, as of the date first above written.

                                    ASSIGNOR:


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    ASSIGNEE:



                                    By: ________________________________________
                                        Name:
                                        Title:

                                   SCHEDULE 1